UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER RECEIPT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-07883


                                   ICON FUNDS
               (Exact name of registrant as specified in charter)

                           5299 DTC Blvd., Suite 1200
                           Greenwood Village, CO 80111
                    (Address of principal executive offices)


                                 Andra C. Ozols
                           5299 DTC Blvd., Suite 1200
                           Greenwood Village, CO 80111
                     (Name and Address of Agent for Service)


Registrant's telephone number, including area code: 303-790-1600

Date of fiscal year end:  09/30

Date of reporting period:  09/30/2003

Item 1 - Reports to Stockholders


                               INVESTMENT UPDATE
                               SEPTEMBER 30, 2003
                          ICON SECTOR AND REGION FUNDS

                                    [PHOTO]

                                 ANNUAL REPORT


                               [ICON FUNDS LOGOS]

Table of Contents



 ABOUT THIS REPORT                          ............................................2

 MESSAGE FROM ICON FUNDS                    ............................................4
 MANAGEMENT OVERVIEWS
 AND SCHEDULES OF INVESTMENTS               ............................................6
  Sector Funds
     ICON Consumer Discretionary Fund       ............................................6
     ICON Energy Fund                       ...........................................10
     ICON Financial Fund                    ...........................................14
     ICON Healthcare Fund                   ...........................................17
     ICON Industrials Fund                  ...........................................21
     ICON Information Technology Fund       ...........................................25
     ICON Leisure and Consumer Staples
     Fund                                   ...........................................29
     ICON Materials Fund                    ...........................................32
     ICON Telecommunication & Utilities
     Fund                                   ...........................................35
     ICON Short-Term Fixed Income Fund      ...........................................38
  Region Funds
     ICON Asia-Pacific Region Fund          ...........................................41
     ICON North Europe Region Fund          ...........................................45
     ICON South Europe Region Fund          ...........................................49

 FINANCIAL STATEMENTS                       ...........................................54

 FINANCIAL HIGHLIGHTS                       ...........................................62

 NOTES TO FINANCIAL STATEMENTS              ...........................................71

 REPORT OF INDEPENDENT AUDITORS             ...........................................77
 BOARD OF TRUSTEES AND FUND OFFICERS
 (UNAUDITED)                                ...........................................78

 OTHER INFORMATION (UNAUDITED)              ...........................................80

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------


All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call 1-800-764-0442 or visit www.iconfunds.com for the most recent returns.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------


Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of September 30, 2003 are included in each Fund's Schedule of Investments.

     Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's investment methodology does not consider company-specific factors, they may impact a stock's performance, and therefore, Fund performance.

     In April 2003,  Standard & Poor's  made  revisions  to its Global  Industry
Classification   Standard,   including   changes  in  industry   categories  and
definitions. The Schedules of Investments reflect these changes.

     There are risks associated with mutual fund investing, including the risk of loss of principal. An investment in a non-diversified sector or region fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

--------------------------------------------------------------------------------
COMPARATIVE INDEXES
--------------------------------------------------------------------------------


The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the MSCI indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in the indexes.

-    The  unmanaged  Standard  &  Poor's  (S&P)  1500  Index  is  a  broad-based
     capitalization-weighted   index   comprising  1,500  stocks  of  large-cap,
     mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by Standard & Poor's.

-    The  unmanaged   NASDAQ   Composite   ("NASDAQ")  Index  is  a  broad-based
     capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

- The unmanaged Morgan Stanley Capital International (MSCI) Europe 15 Index comprises 599 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI Pacific Index comprises stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The capitalization-weighted index is structured to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

- The unmanaged Merrill Lynch 3-Month U.S. Treasury Bill Index comprises a single issue with a maturity date closest to, but not beyond, three months from the last day of the previous month. The unmanaged Merrill Lynch 6-Month U.S. Treasury Bill Index consists of a single issue with a maturity date closest to, but not beyond, six months from the last day of the previous month. The unmanaged Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issues in these indexes are replaced on a monthly basis to maintain the characteristics of each respective index.

     Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Lehman Brothers.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------


In looking back over the past 12 months, several statements from previous annual reports provide an interesting insight into the events that unfolded during the period.

FEAR, DISGUST AND GREAT BARGAINS

To begin, I recall the ICON annual report for the fiscal year ended September 30, 2002. In our letter to shareholders, we remarked that "the current environment has all the characteristics of a market bottom -- fear, disgust, negative news, and great bargains." We went on to say that "we anticipate a broad-based advance when the market emerges from its current cycle."

     Shortly after that was written, on October 9, 2002, the market indeed hit a bottom, reeling from the emotional stranglehold of impending war and corporate governance scandals. Amid the uncertainty that permeated the landscape, a speculative relief rally took hold during the fourth quarter of 2002. While not the broad advance we were expecting, stocks moved decisively higher though remained widely disconnected from our estimate of fair value for longer than we've experienced.

     From that October low through September 30, 2003, the S&P 1500 Index, the Funds' primary domestic benchmark, rallied dramatically, gaining an impressive 31.39%. While this reversal was certainly an accurate call by our system, we admit that it was neither clairvoyance nor providence on our part. It was simply the inherent nature of sticking to ICON's valuation discipline.

     Having calculated in October 2002 that stocks on average were priced 55% below fair value, we thought it best to capitalize on that opportunity and be patient. Although we may have been early, our investment methodology dictated that we be invested to participate. At the same time, it meant we had to look past the headlines and at times take the market's punishment. Other investors chose to wait for the return of clarity and better economic conditions before leaving the sidelines; by then, however, it may have been too late.

A MOVE TOWARD FAIR VALUE

Following the pre-war jitters that sent the market to yet another low on March 11, 2003, stocks embarked upon a broad six-month rally. However, even in the context of this all-encompassing advance, some sectors were more eager than others. Favored groups, such as Information Technology, Consumer Discretionary, Financials, and Industrials, led the market's ascent. In the natural ebb and flow of business cycles, these moves would be historically consistent with the start of an economic expansion. Yet, if asked whether they were based on the expectation of a recovery or some other triggering event, we would say no.

     We believe the recent surge in stock prices is nothing more than a move toward fair value. Put another way, we view it as an acknowledgement by many investors that the macro setting was not as discouraging as they initially thought. Stocks were simply oversold, and investors came to realize they were wrong for taking them to extreme lows.

[SIDENOTE]

"With stocks priced 55% below fair value based on our model, we thought it best to capitalize on that opportunity and be patient."

[SIDENOTE]

"Stocks were simply oversold, and investors came to realize they were wrong for taking them to extreme lows."

     While economic conditions have certainly improved in the past year, we do not believe that a strong recovery or boom is necessary to prolong the rally. Our experience tells us it is simply the natural behavior of a rational market. There have been few newsworthy events that have boosted the market since the March 2003 bottom. We do not expect that any are needed for the move toward fair value to continue.

RIDING THE THEME

As prices resume the march toward fair value, and investors' skepticism gives way to optimism, we may in fact see the return of a momentum mentality. Were this to occur, it would not surprise us to see stocks exceed fair value by the end of the calendar year. At present, however, we believe the market has not gotten ahead of itself and the broad representation of sector and industry leadership makes sense to our system. In the meantime, we expect prices will gradually continue their move toward fair value despite the prognostications of naysayers and the traditional "wall of worry" that resides on Wall Street.

     Recently, the mutual fund industry has been tarnished by the actions of some brokers and personnel at advisory firms. We find these reports deeply troubling and want you to know ICON's position on the issues facing mutual funds:

- we do not and have not had agreements that permit the illegal practice of buying Fund shares after the market close

     - we are not aware of any ICON personnel who have participated in timing the Funds

     - we do not knowingly permit excessive trading in the ICON Funds, and we take aggressive steps to restrict market timing. Only time will tell how the industry will overcome these scandals.

You hire us to implement a strict management discipline, and our service staff is equally committed to implementing a rigid system of monitoring the Funds for any sign of activity that would negatively impact shareholders.

     I'd like to close with a story that characterizes our investment methodology. While making a presentation at an investor seminar some years ago, an attendee commented that the ICON approach to investing seemed much like piloting a plane. When I asked what he meant by that, he observed that take-offs and landings are critical, and in between it is fairly routine. In our system, capturing industry leadership is critical and in between those rotations, we ride the theme. As of this writing, we consider ourselves to be at cruising altitude.

     We witnessed an unusual market during the past 12 months. Thank you for giving ICON the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, D.B.A.

Chairman of the Board of Trustees and Chief Investment Officer of the Adviser

[SIDENOTE]

"We do not expect that newsworthy events are needed for the move toward fair value to continue."

Management Overview

ICON CONSUMER DISCRETIONARY FUND

A discussion with Robert Straus, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Consumer Discretionary Fund appreciated 16.50% for the one-year period ended September 30, 2003. This compares to a 23.46% return for its sector-specific benchmark, the S&P 1500 Consumer Discretionary Index and a 24.69% return for its broad benchmark, the S&P 1500 Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Ongoing concerns about the state of the economy weighed heavily on consumer confidence, even as corporate earnings and gross domestic product continued to trend higher. While stocks sold off sharply in the months preceding the Iraq war, they abruptly reversed course in mid-March 2003 just prior to the onset of military action. With the overhang of war removed, and an acknowledgement of economic recovery mounting, stocks rallied strongly despite widespread skepticism surrounding the veracity of the new bull market.

     This skepticism was fueled by mixed economic reports, most notably rising unemployment and deflation risks. Nevertheless, as the rally emerged from the lows of March 11 and proceeded to gain steam, many investors remained uncertain in the face of a "jobless" recovery.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Although the Fund produced a positive absolute return during the period, it fell short of its benchmark. The Fund's relative underperformance from the beginning of the fiscal year until March 31, 2003 was attributable to two primary factors. First, there was an absence of clear, sustainable industry leadership within the sector during the first half of the fiscal year, and our system is based on attempting to capture leadership. Second, while a handful of industries within the sector logged positive returns from the market low on October 9, 2002 through the end of March 2003, nearly twice as many suffered setbacks. In this environment, the Fund posted a six-month return of -12.35% for the period ended March 31, 2003 compared to a gain of 0.04% in the S&P 1500 Consumer Discretionary Index.

     Following the March 11 low, clear industry leadership emerged, providing a more favorable setting for our system. By the end of the fiscal year, 22 of the 23 industries in the Consumer Discretionary sector had advanced. While leadership was broad, the Fund was tilted toward several standouts, including catalog retailers, consumer electronics, homebuilders, computer & electronics retailers, auto manufacturers, and specialty store retailers.

     The most significant industry adjustment during the fiscal year was a gradual increase in specialty stores from 7.2% of the Fund at the beginning of the period to 24.7% at period-end. Although a concentrated position in one industry, we believed the value and relative strength across this relatively large group (44 of the 207 stocks in the Consumer Discretionary sector are specialty store retailers) warranted the larger weighting.

     Among the Fund's top individual contributors, recreational vehicle manufacturer Thor Industries Inc. gained 55.60% during the fiscal year. As our most heavily weighted holding in the automobile manufacturers industry, the stock featured strong value, relative strength and management quality ratings. Tractor Supply Co., a retailer of farm supplies, gained 106.5% on strong sales growth, consistent double-digit return on equity, and increasing inventory turnover.

     Consumer electronics retailer Best Buy Co. Inc. gained 113.0%, having reported its fifth consecutive quarter of 20% or greater return on equity. Moreover, the company maintains a strong balance sheet with twice as much cash as long-term debt.

     In contrast, household appliance manufacturer Maytag Corp. declined 16% in one day when the company warned in early March of sluggish sales and a higher-than-expected profit shortfall. Meanwhile, J. Jill Group Inc., the women's apparel catalog retailer, fell sharply in mid-July on an analyst downgrade, as did "tween" girls apparel retailer Too Inc., which tumbled in early December on lowered earnings-per-share estimates. At the end of the period, the Fund did not own Maytag and Too, Inc.

WHAT IS THE INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

As investors grow more confident and acknowledge the underlying strength of the U.S. economy, we believe economically sensitive sectors and industries may continue to command attention. Consumer Discretionary issues have been among the leaders since the most recent market low in early March 2003. With corporate earnings on the rise and cost-cutting efforts already in place, these undervalued, cyclically oriented stocks appear poised to continue their march higher.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   97.6%

Top 10 Equity Holdings                                                     27.8%

Number of Stocks                                                              58

Cash Equivalents                                                            2.5%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003

Thor Industries, Inc.                                                       4.0%

Best Buy Co., Inc.                                                          3.3%

Michaels Stores, Inc.                                                       3.1%

Winnebago Industries, Inc.                                                  2.6%

Dollar Tree Stores, Inc.                                                    2.6%

Barnes & Noble, Inc.                                                        2.6%

Dollar General Corporation                                                  2.5%

Electronics Boutique Holdings Corp.                                         2.4%

Harman International Industries, Incorporated                               2.4%

Family Dollar Stores, Inc.                                                  2.3%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
 TOP 10 INDUSTRIES
 September 30, 2003
--------------------------------------------------------------------------------


Specialty Stores                       24.7%
Apparel Retail                         13.0%
Automobile Manufacturers               12.2%
General Merchandise Stores             11.4%
Homebuilding                            8.7%
Department Stores                       6.3%
Computer & Electronics Retail           5.7%
Home Furnishings                        3.2%
Consumer Electronics                    2.4%
Auto Parts & Equipment                  1.7%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                                                 SINCE
                                           ONE      FIVE       INCEPTION
                                           YEAR     YEARS       7/9/97
--------------------------------------------------------------------------------
ICON Consumer Discretionary
Fund                                     16.50%     8.93%        3.07%
--------------------------------------------------------------------------------
S&P 1500 Consumer
Discretionary Index                      23.46%     3.01%        5.13%
--------------------------------------------------------------------------------
S&P 1500 Index                           24.69%     2.01%        3.57%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performances results and the comparative indexes can be found on pages 2 and 3.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                             ICON CONSUMER DISCRETIONARY FUND   S&P 1500 CONSUMER DISCRETIONARY INDEX        S&P 1500 INDEX
                             --------------------------------   -------------------------------------        --------------
7/9/97                                    10000                                 10000                             10000
9/30/97                                   10970                                 10892                             10597
9/30/98                                    7870                                 11778                             11262
9/30/99                                    9899                                 15612                             14339
9/30/00                                    9449                                 15341                             16548
9/30/01                                    9172                                 12045                             12290
9/30/02                                   10360                                 11065                              9976
9/30/03                                   12069                                 13661                             12439

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

September 30, 2003

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 97.6%

CONSUMER DISCRETIONARY 96.5%
ADVERTISING 1.1%
    23,000   Omnicom Group Inc.          $  1,652,550

APPAREL, ACCESSORIES & LUXURY
GOODS 1.2%
    71,100   Fossil, Inc.(a)                1,727,730

APPAREL RETAIL 13.0%
    47,900   Abercrombie & Fitch Co.(a)     1,327,309
    65,400   Aeropostale, Inc.(a)           1,769,070
    73,400   Chico's FAS, Inc.(a)           2,248,976
   109,500   Christopher & Banks
             Corporation                    2,612,670
    86,100   The Gap, Inc.                  1,474,032
    50,500   Jos. A. Bank Clothiers,
             Inc.(a)                        2,220,485
    92,100   Limited Brands                 1,388,868
   134,925   Pacific Sunwear of
             California, Inc.(a)            2,787,551
    47,200   Ross Stores, Inc.              2,189,608
    74,000   The TJX Companies, Inc.        1,437,080
-----------------------------------------------------
                                           19,455,649

AUTO PARTS & EQUIPMENT 1.7%
    37,400   BorgWarner, Inc.               2,537,590

AUTOMOBILE MANUFACTURERS 12.2%
   238,800   Ford Motor Company             2,571,876
    60,200   General Motors Corporation     2,463,986
   201,500   Monaco Coach
             Corporation(a)                 3,334,825
   111,800   Thor Industries, Inc.          6,039,436
    88,800   Winnebago Industries, Inc.     3,958,704
-----------------------------------------------------
                                           18,368,827

CATALOG RETAIL 1.6%
   212,700   J. Jill Group Inc.(a)          2,446,050

COMPUTER & ELECTRONICS RETAIL 5.7%
   103,900   Best Buy Co., Inc.(a)          4,937,328
   128,500   Electronics Boutique
             Holdings Corp.(a)              3,671,245
-----------------------------------------------------
                                            8,608,573

CONSUMER ELECTRONICS 2.4%
    37,000   Harman International
             Industries, Incorporated       3,638,950

DEPARTMENT STORES 6.3%
    79,300   Federated Department
             Stores, Inc.                   3,322,670
    76,600   The Neiman Marcus Group,
             Inc.(a)                        3,194,220
    67,200   Sears, Roebuck and Co.         2,938,656
-----------------------------------------------------
                                            9,455,546

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

GENERAL MERCHANDISE STORES 11.4%
   106,100   99 Cents Only Stores(a)     $  3,431,274
   187,900   Dollar General Corporation     3,758,000
   116,600   Dollar Tree Stores,
             Inc.(a)                        3,911,930
    88,100   Family Dollar Stores, Inc.     3,514,309
    88,000   Tuesday Morning
             Corporation(a)                 2,450,800
-----------------------------------------------------
                                           17,066,313

HOMEBUILDING 8.7%
    34,100   Centex Corporation             2,655,708
    65,800   D.R. Horton, Inc.              2,151,660
    39,800   Hovnanian Enterprises,
             Inc.(a)                        2,561,926
    38,100   Meritage Corporation(a)        1,800,225
    24,900   Pulte Homes, Inc.              1,693,449
    29,300   The Ryland Group, Inc.         2,142,123
-----------------------------------------------------
                                           13,005,091

HOME FURNISHINGS 3.2%
    30,300   Ethan Allen Interiors Inc.     1,090,800
    61,100   Furniture Brands
             International, Inc.(a)         1,472,510
    31,100   Mohawk Industries, Inc.(a)     2,218,052
-----------------------------------------------------
                                            4,781,362

HOME IMPROVEMENT RETAIL 0.7%
    21,300   Lowe's Companies, Inc.         1,105,470

HOUSEHOLD APPLIANCES 1.2%
    27,600   Whirlpool Corporation          1,870,452

INTERNET RETAIL 1.4%
    39,300   eBay Inc.(a)                   2,102,550

SPECIALTY STORES 24.7%
    60,000   A.C. Moore Arts & Crafts,
             Inc.(a)                        1,336,800
    28,500   AutoZone, Inc.(a)              2,551,605
   153,000   Barnes & Noble, Inc.(a)        3,887,730
    42,200   Bed Bath & Beyond Inc.(a)      1,612,462
    55,600   Carmax, Inc.(a)                1,815,896
    37,700   Dick's Sporting Goods,
             Inc.(a)                        1,407,718
    48,500   Linens 'n Things, Inc.(a)      1,153,330
   114,800   Michaels Stores, Inc.          4,679,248
   150,000   PETsMART, Inc.                 3,414,000
    90,900   The Sports Authority,
             Inc.(a)                        2,859,714
    85,100   Staples, Inc.(a)               2,023,678
   101,600   Tractor Supply Company(a)      3,333,496
   105,000   United Auto Group, Inc.(a)     2,415,000
    98,000   West Marine, Inc.(a)           1,866,900
    59,500   Zale Corporation(a)            2,642,395
-----------------------------------------------------
                                           36,999,972
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY              144,822,675

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
INDUSTRIALS 1.1%
DIVERSIFIED COMMERCIAL SERVICES 1.1%
    61,000   School Specialty, Inc.(a)   $  1,720,810
-----------------------------------------------------
TOTAL INDUSTRIALS                           1,720,810
-----------------------------------------------------
TOTAL COMMON STOCKS (COST $118,340,983)   146,543,485

SHORT-TERM INVESTMENTS 2.5%

U.S. GOVERNMENT AGENCIES 1.1%
$1,594,000   FHLB Discount Note,
             0.850%, 10-1-03             $  1,594,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              1,594,000

VARIABLE RATE DEMAND NOTE 1.4%
 2,079,965   American Family Demand
             Note, 0.741%(#)                2,079,965
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE             2,079,965
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $3,673,965)              3,673,965
-----------------------------------------------------
TOTAL INVESTMENTS 100.1%
             (COST $122,014,948)          150,217,450
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.1%)         (152,727)
-----------------------------------------------------
NET ASSETS 100.0%                        $150,064,723
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

Management Overview

ICON ENERGY FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Energy Fund gained 15.71% for the fiscal year ended September 30, 2003, narrowly underperforming the 16.28% gain of its sector-specific benchmark, the S&P 1500 Energy Index and trailing the 24.69% advance of its broad benchmark, the S&P 1500 Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Global conditions proved especially challenging during the period, as the Energy sector was riddled with turbulence. Oil exports from war-torn Iraq and strike-hobbled Venezuela dwindled. Unseasonably cold winter weather pressured falling inventories. Production cuts led to summertime gasoline shortages. However, even as prices surged, it seems to have had little effect on investor confidence. Forward earnings estimates were lowered, and the group lagged the move back toward fair value, as investors favored more economically sensitive sectors.

     Within the group, industry leadership over the one-year period remained relatively consistent. The top-performing industry based on S&P 1500 Energy Index returns was oil & gas refining & marketing & transportation, which assumed and retained its leadership role off the market low of October 9, 2002. Since few constituent companies make up this industry, we tended to hold a mid-level weighting in the Fund, having increased it significantly as the industry demonstrated improving relative strength. Oil & gas equipment & services, also a mid-level weighting, was the second best performing industry, despite sliding over the latter part of the reporting period. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE? Our measurements of valuation and relative strength led us to make several industry rotations during the period. The most notable of these moves involved the shifting of assets into the integrated oil & gas industry while significantly reducing the Fund's exposure to the oil & gas drilling industry.

     The increase in the integrated oil & gas weighting benefited from the addition of energy-related American Depository Receipts (ADRs), or dollar-denominated foreign securities, which outperformed both the S&P 1500 Energy Index and the S&P 1500 Integrated Oil & Gas Index. While neither a component nor a reflection of strength within the industry-specific index, these holdings were identified as favorable by our system, thereby warranting their inclusion.

     Meanwhile, the reduction in oil & gas drilling securities that first occurred between December 2002 and January 2003, continued into July 2003.
Despite sporadic spurts during the fiscal year, overall deterioration in relative strength caused the industry to finish at the bottom of the sector.

     In other moves, several Industrials sector stocks whose businesses are tied to the Energy sector were added during the latter part of the reporting period. Although in aggregate these holdings comprised a small percentage of the Fund's overall weighting, they rapidly pursued their calculated intrinsic value. Furthermore, the Fund accumulated a sizable cash position during the summer months as the Energy sector lagged the extended market advance.

     Among the stocks that had a measurable impact on Fund performance during the period, Patina Oil & Gas Corp. reported strong results as acquisitions boosted average daily production and earnings per share. The same was true about Petroleo Brasileiro S.A., Brazil's national oil company, whose rising revenues reflected higher prices and production volumes. Ultra Petroleum Corp. also gained, demonstrating similar characteristics, while announcing operational successes in Wyoming and China.

     Detractors included carrier Knightsbridge Tankers Ltd., which tumbled when a large customer chose not to renew its charters. Meanwhile, Veritas DGC Inc. plummeted when it warned that contract delays would result in surprise losses for the provider of integrated geophysical services. The Fund did not own either of these stocks at the end of the period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

Although valuations within the Energy sector are attractive, investors have instead focused on more cyclical sectors. Once this value is recognized and the sector takes its turn in the spotlight, our quantitative model indicates that the oil & gas equipment & services and the integrated oil & gas industries may be among the leaders.

     However, if earnings contract going forward, as has been forecast, valuations and stock prices could suffer. Based on current valuations, the Energy sector appears to be on sale but investors have been reluctant to acknowledge the bargains. We believe it simply is not yet their time.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   88.0%

Top 10 Equity Holdings                                                     30.4%

Number of Stocks                                                              48

Cash Equivalents                                                           11.7%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Patina Oil & Gas Corporation                                                5.1%

Repsol YPF, S.A.                                                            3.5%

Overseas Shipholding Group, Inc.                                            3.3%

Petroleo Brasileiro S.A.                                                    3.3%

Cimarex Energy Co.                                                          2.7%

Ashland Inc.                                                                2.6%

Pogo Producing Company                                                      2.5%

PetroKazakhstan Inc.                                                        2.5%

TETRA Technologies, Inc.                                                    2.5%

Newfield Exploration Company                                                2.4%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------


Oil & Gas Exploration & Production                                 28.9%
Integrated Oil & Gas                                               20.1%
Oil & Gas Equipment & Services                                     17.5%
Oil & Gas Refining & Marketing & Transportation                    13.4%
Construction & Engineering                                          3.3%
Oil & Gas Drilling                                                  2.7%
Industrial Machinery                                                2.1%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                                                  SINCE
                                        ONE         FIVE        INCEPTION
                                        YEAR        YEARS        11/5/97
--------------------------------------------------------------------------------
ICON Energy Fund                       15.71%       19.03%         7.32%
--------------------------------------------------------------------------------
S&P 1500 Energy Index                  16.28%        4.35%         1.69%
--------------------------------------------------------------------------------
S&P 1500 Index                         24.69%        2.01%         2.84%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX          S&P 1500 INDEX
                                                    ----------------          ---------------------          --------------
11/5/97                                                   10000                       10000                       10000
9/30/98                                                    6350                        8920                       10680
9/30/99                                                    8082                       10579                       13597
9/30/00                                                   13359                       12516                       15692
9/30/01                                                   12486                       10566                       11654
9/30/02                                                   13115                        9493                        9460
9/30/03                                                   15176                       11038                       11796

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON ENERGY FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 88.0%

ENERGY 82.6%
INTEGRATED OIL & GAS 20.1%
    23,300   China Petroleum and
             Chemical Corporation -- ADR  $   637,954
    15,800   ConocoPhillips                   865,050
    34,400   Marathon Oil Corporation         980,400
    15,700   Murphy Oil Corporation           922,375
    24,200   Occidental Petroleum
             Corporation                      852,566
    13,600   Petro-Canada(f)                  528,904
    36,500   PetroChina Company
             Limited -- ADR                 1,224,575
    66,300   PetroKazakhstan Inc.(a)(f)     1,385,670
    80,100   Petroleo Brasileiro
             S.A. -- ADR                    1,836,693
   118,900   Repsol YPF, S.A. -- ADR        1,958,283
-----------------------------------------------------
                                           11,192,470
OIL & GAS DRILLING 2.7%
    19,100   Helmerich & Payne, Inc.          499,274
    15,600   Noble Corporation(a)(f)          530,244
    25,100   Unit Corporation(a)              472,884
-----------------------------------------------------
                                            1,502,402

OIL & GAS EQUIPMENT & SERVICES 17.5%
    13,300   BJ Services Company(a)           454,461
    81,600   Core Laboratories N.V.(a)(f)   1,146,480
    54,400   FMC Technologies, Inc.(a)      1,165,248
    37,500   National-Oilwell, Inc.(a)        680,250
    29,200   Oceaneering International,
             Inc.(a)                          686,784
    35,100   Offshore Logistics, Inc.(a)      712,530
    16,600   Schlumberger Limited(f)          803,440
    21,200   SEACOR SMIT Inc.(a)              766,804
    66,300   TETRA Technologies, Inc.(a)    1,367,106
    26,800   Tidewater Inc.                   758,440
    69,000   Varco International,
             Inc.(a)                        1,166,790
-----------------------------------------------------
                                            9,708,333

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
OIL & GAS EXPLORATION & PRODUCTION 28.9%
    11,700   Anadarko Petroleum
             Corporation                  $   488,592
   112,800   Chesapeake Energy
             Corporation                    1,215,984
    76,414   Cimarex Energy Co.(a)          1,497,715
    58,900   Comstock Resources, Inc.(a)      786,904
       301   Cross Timbers Royalty Trust        6,321
    40,500   Denbury Resources Inc.(a)        500,580
    46,800   Evergreen Resources,
             Inc.(a)                        1,263,600
    33,900   Newfield Exploration
             Company(a)                     1,307,523
    21,200   Noble Energy, Inc.               811,960
    77,718   Patina Oil & Gas
             Corporation                    2,816,500
    30,800   Pogo Producing Company         1,394,624
    42,700   Prima Energy Corporation(a)    1,086,715
    42,300   Remington Oil & Gas
             Corporation(a)                   767,745
    93,300   Ultra Petroleum Corp.(a)(f)    1,301,535
    40,700   XTO Energy, Inc.                 854,293
-----------------------------------------------------
                                           16,100,591

OIL & GAS REFINING & MARKETING &
TRANSPORTATION 13.4%
    43,800   Ashland Inc.                   1,438,830
    66,500   Frontier Oil Corporation         977,550
    71,200   Overseas Shipholding Group,
             Inc.                           1,840,520
    30,400   Sunoco, Inc.                   1,222,688
    27,300   Teekay Shipping
             Corporation(f)                 1,154,790
    21,300   Valero Energy Corporation        815,151
-----------------------------------------------------
                                            7,449,529
-----------------------------------------------------
TOTAL ENERGY                               45,953,325

INDUSTRIALS 5.4%
CONSTRUCTION & ENGINEERING 3.3%
    31,800   Chicago Bridge & Iron
             Company N.V. -- ADR              863,688
    51,100   URS Corporation(a)               991,340
-----------------------------------------------------
                                            1,855,028

INDUSTRIAL MACHINERY 2.1%
    55,900   Flowserve Corporation(a)       1,134,770
-----------------------------------------------------
TOTAL INDUSTRIALS                           2,989,798
-----------------------------------------------------
TOTAL COMMON STOCKS
             (COST $40,561,630)            48,943,123

SHORT-TERM INVESTMENTS 11.7%

U.S. GOVERNMENT AGENCIES 7.8%
$4,345,000   FHLB Discount Note,
             0.850%, 10-1-03                4,345,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              4,345,000

 SCHEDULE OF INVESTMENTS

 September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
VARIABLE RATE DEMAND NOTE 3.9%
$2,145,927   American Family Demand
             Note, 0.741%(#)              $ 2,145,927
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE             2,145,927
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $6,490,927)              6,490,927
-----------------------------------------------------

TOTAL INVESTMENTS 99.7%
             (COST $47,052,557)            55,434,050
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.3%            194,981
-----------------------------------------------------
NET ASSETS 100.0%                         $55,629,031
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

f    Foreign security

Management Overview

ICON FINANCIAL FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Financial Fund appreciated 22.35% for the one-year period ended September 30, 2003. This compares to a 25.64% gain for its narrow benchmark, the S&P 1500 Financials Index, and a 24.69% return for its broad-based benchmark, the S&P 1500 Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

A difficult first half followed by a more favorable second half characterized the investment environment during the fiscal year. In a broad sense, the detachment of stock prices from financial fundamentals led to a perception of economic stagnation. This was hardly the case as both corporate earnings and gross domestic product demonstrated incremental improvements. Nevertheless, war-related fear and pessimism continued to dominate the market, pushing valuations to depressed levels. A bottom was reached in mid-March 2003 amid anticipation of an economic recovery. As the overhang of war subsided, a broad and sustained rally ensued, driven by sentiment that the worst was finally behind us. Within the Financials sector, a number of industry-specific pressures exacerbated the sense of uncertainty. Exposure to corporate bankruptcies, credit quality concerns, stricter loan-loss guidelines, and increased regulatory scrutiny all weighed heavily on the sector. In contrast, low interest rates continued to provide a boost, as mortgage refinance activity remained strong. A change in the S&P Global Industry Classification Standard resulted in the restructuring of the diversified financial services and banks industries. These changes were welcomed by Fund management and enable us to value industries with greater precision.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Although the Fund was positioned at the outset of the period for a fundamentally driven, quality-led advance, the rally that emerged in October 2002 featured lower-quality, high-debt companies that did not meet our investment criteria. Consequently, the Fund failed to participate in this brief surge, but instead turned a corner when a higher-quality rebound materialized in mid-March 2003.

     While recouping earlier losses and producing a favorable absolute return, the Fund continued to lag its benchmarks. A sizable early-period weighting in the slumping consumer finance industry also detracted from performance. However, in demonstrating both value and relative strength, an increased industry weighting in consumer finance enabled the Fund to more fully capture its impressive second-half turnaround.

     In light of the sustained second-half rally, the Fund was increasingly tilted toward industries that possessed attractive value-to-price and relative strength characteristics following the mid-March market low. Based on these measures, the consumer finance industry was increased 22.4% at period-end, while the asset management & custody banks industry rose to 9.5% of the Fund. Lack of leadership led us to pull back the Fund's weighting in the regional banks industry and thrifts & mortgage finance.

     As for the Fund's measurable contributors to performance, consumer lender Providian Financial Corp. advanced as the company took meaningful steps to lower credit losses and enhance profitability. Pawn shop operator Cash America International Inc. also traded higher as rising loan demand resulted in higher fee and service charge income. Meanwhile, financial services giant Citigroup Inc. benefited from ongoing strength in its global consumer business coupled with signs of a rebound in corporate banking.

     In contrast, mortgage lender NovaStar Financial Inc. fell amid concerns that rising interest rates would curb refinancing activity. World Acceptance Corp., a firm specializing in small loan consumer finance, also retreated when the company reported an increase in delinquencies. Elsewhere, Dutch insurer ING Groep slid as Wall Street analysts warned of weaker U.S. margins and lower profitability. However, these stocks did not meet the Fund's sell discipline and we continued to own them at period-end.

WHAT IS THE INVESTMENT OUTLOOK FOR THE FINANCIAL SECTOR?

Although current valuations seem to support further upside potential in the sector, we are keeping a close eye on the asset management & custody banks and investment banking & brokerage industries, both of which appear to be approaching fair value. Nevertheless, we have positioned the Fund to continue to participate in any extended rally by focusing on those industries that continue to model attractive valuation and relative strength metrics.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   99.5%

Top 10 Equity Holdings                                                     35.9%

Number of Stocks                                                              36

Cash Equivalents                                                            0.4%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
A.G. Edwards, Inc.                                                          4.1%

Citigroup Inc.                                                              4.0%

J.P. Morgan Chase & Co.                                                     4.0%

AmeriCredit Corp.                                                           3.7%

Morgan Stanley                                                              3.6%

Providian Financial Corporation                                             3.5%

FleetBoston Financial Corporation                                           3.4%

Mellon Financial Corporation                                                3.3%

Investors Financial Services Corp.                                          3.2%

GATX Corporation                                                            3.1%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------

Consumer Finance                                                   22.4%
Investment Banking & Brokerage                                     10.6%
Life & Health Insurance                                            10.2%
Asset Management & Custody Banks                                    9.5%
Regional Banks                                                      7.6%
Other Diversified Financial Services                                6.6%
Specialized Finance                                                 6.0%
Diversified Banks                                                   5.8%
Property & Casualty Insurance                                       5.6%
Diversified Capital Markets                                         4.0%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                                                 SINCE
                                            ONE      FIVE      INCEPTION
                                            YEAR     YEARS      7/1/97
--------------------------------------------------------------------------------
ICON Financial Fund                         22.35%   12.42%      8.76%
--------------------------------------------------------------------------------
S&P 1500 Financials
Index                                       25.64%    8.03%      7.91%
--------------------------------------------------------------------------------
S&P 1500 Index                              24.69%    2.01%      3.86%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   ICON FINANCIAL FUND      S&P 1500 FINANCIALS INDEX        S&P 1500 INDEX
                                                   -------------------      -------------------------        --------------
7/1/97                                                    10000                       10000                       10000
9/30/97                                                   10510                       11141                       10796
9/30/98                                                    9411                       10941                       11474
9/30/99                                                   10357                       12642                       14608
9/30/00                                                   14307                       16727                       16858
9/30/01                                                   15676                       14787                       12521
9/30/02                                                   13813                       12812                       10164
9/30/03                                                   16900                       16097                       12673

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON FINANCIAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.5%

FINANCIAL 99.5%
ASSET MANAGEMENT & CUSTODY BANKS 9.5%
 141,300   The Bank of New York
           Company, Inc.                 $  4,113,243
 141,300   Investors Financial Services
           Corp.                            4,456,602
 153,500   Mellon Financial Corporation     4,626,490
-----------------------------------------------------
                                           13,196,335

CONSUMER FINANCE 22.4%
 502,700   AmeriCredit Corp.(a)             5,177,810
  64,900   Capital One Financial
           Corporation                      3,701,896
 164,600   Cash America International,
           Inc.                             2,699,440
 178,900   CompuCredit Corporation(a)       3,130,750
 194,300   First Cash Financial
           Services, Inc.(a)                3,891,829
 183,100   MBNA Corporation                 4,174,680
 413,400   Providian Financial
           Corporation(a)                   4,873,986
 261,500   World Acceptance
           Corporation(a)                   3,543,325
-----------------------------------------------------
                                           31,193,716

DIVERSIFIED BANKS 5.8%
 157,000   FleetBoston Financial
           Corporation                      4,733,550
  79,600   Wachovia Corporation             3,278,724
-----------------------------------------------------
                                            8,012,274

DIVERSIFIED CAPITAL MARKETS 4.0%
 160,500   J.P. Morgan Chase & Co.          5,509,965

INVESTMENT BANKING & BROKERAGE 10.6%
 147,100   A.G. Edwards, Inc.               5,650,111
 214,100   Investment Technology Group,
           Inc.(a)                          4,106,438
  99,000   Morgan Stanley                   4,995,540
-----------------------------------------------------
                                           14,752,089
LIFE & HEALTH INSURANCE 10.2%
  73,400   Delphi Financial Group, Inc.     3,414,568
 101,900   Lincoln National Corporation     3,605,222
 281,800   UICI(a)                          3,533,772
 250,000   UnumProvident Corporation        3,692,500
-----------------------------------------------------
                                           14,246,062

MULTI-LINE INSURANCE 2.5%
 145,500   Allmerica Financial
           Corporation(a)                   3,464,355

OTHER DIVERSIFIED FINANCIAL
SERVICES 6.6%
 122,400   Citigroup Inc.                   5,570,424
 198,000   ING Groep N.V. -- ADR            3,663,000
-----------------------------------------------------
                                            9,233,424

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

PROPERTY & CASUALTY INSURANCE 5.6%
  58,200   Ambac Financial Group, Inc.   $  3,724,800
  75,000   MBIA Inc.                        4,122,750
-----------------------------------------------------
                                            7,847,550

REAL ESTATE INVESTMENT TRUSTS 1.9%
  45,200   Novastar Financial, Inc.         2,597,644

REGIONAL BANKS 7.6%
 166,000   The Colonial BancGroup, Inc.     2,397,040
 111,400   FirstMerit Corporation           2,756,036
  92,600   UCBH Holdings, Inc.              2,798,372
  46,300   Zions Bancorporation             2,592,337
-----------------------------------------------------
                                           10,543,785

REINSURANCE 3.0%
  55,600   Everest Re Group. Ltd.(f)        4,178,896

SPECIALIZED FINANCE 6.0%
 143,300   CIT Group Inc.                   4,121,308
 201,200   GATX Corporation                 4,255,380
-----------------------------------------------------
                                            8,376,688

THRIFTS & MORTGAGE FINANCE 3.8%
  81,500   The PMI Group, Inc.              2,750,625
  61,300   Radian Group Inc.                2,721,720
-----------------------------------------------------
                                            5,472,345
-----------------------------------------------------
TOTAL FINANCIAL                           138,625,128
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $124,254,414)            138,625,128

SHORT-TERM INVESTMENT 0.4%
VARIABLE RATE DEMAND NOTE
$501,296   American Family Demand Note,
           0.741%#                            501,296
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $501,296)                    501,296
-----------------------------------------------------
TOTAL INVESTMENTS 99.9%
           (COST $124,755,710)            139,126,424
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.1%            134,700
-----------------------------------------------------
NET ASSETS 100.0%                        $139,261,124
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

f    Foreign security

Management Overview

ICON HEALTHCARE FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Healthcare Fund appreciated 18.65% for the fiscal year ended September 30, 2003. The Fund outpaced its narrowly focused benchmark, the S&P 1500
Healthcare Index, which returned 13.03% over the same time period, but fell short of the 24.69% return for its broad-based benchmark, the S&P 1500 Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

The ICON Healthcare Fund navigated a host of industry-specific trends during the period, ranging from increased regulatory scrutiny to slowing pharmaceutical sales. On a larger scale, the healthcare group lagged a broad second-half move toward fair value as investors favored more economically sensitive sectors. While the Information Technology, Consumer Discretionary and Industrials sectors led this advance, Healthcare, considered somewhat insulated from the broader macroeconomic environment, finished the reporting period near the bottom.

     Against this backdrop, biotechnology and pharmaceuticals were the leading industries early in the fiscal year, as managed healthcare and healthcare facilities weakened considerably and were removed from the Fund. While biotechnology remained the clear leader throughout the entire period, pharmaceuticals wavered in strength over the second half amid weakness in ultra-large-cap drug stocks. Subsequently, managed healthcare and healthcare facilities reappeared during this time as increases in relative strength complemented their already attractive valuations. The healthcare supplies industry, composed primarily of smaller-cap issues, proved to be a consistent performer during the reporting period. Smaller names, including those within the pharmaceuticals industry, tended to outperform the broader market during the period. In contrast, healthcare distributors & services encountered difficulties, attributed to concerns over operational practices, and its weighting was scaled back. As part of an S&P industry reclassification, healthcare distributors & services was separated into healthcare distributors and healthcare services on April 1, 2003.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund benefited from positions in biotechnology and pharmaceuticals, which were among the largest industry weightings for most of the reporting period. As biotechnology experienced a broad move higher throughout the fiscal year, several of the Fund's larger-cap holdings became richly valued and were trimmed on a consistent basis. While proceeds were allocated to industries reporting strong earnings growth, such as managed healthcare and healthcare facilities, small- and mid-cap biotechnology companies continued to be priced below fair value. Even among large-cap pharmaceuticals, relatively smaller issues outperformed. Industry giants, on the other hand, came under increasing pressure and were eliminated from the Fund.

     Specific stocks that bolstered Fund performance included biopharmaceutical firm Genzyme Corp., which continued to execute on its profitable drug-development business model targeting rare genetic disorders. Meanwhile, a newly streamlined FDA approval process benefited generic drugmaker Mylan Laboratories Inc., as did the launch of several new treatments. Barr Laboratories Inc. also advanced, as its expertise in patent challenges and hard-to-copy pharmaceuticals boosted its robust generic pipeline to more than 30 drugs.

     In contrast, measurable detractors included specialized drug distributor Accredo Health Inc., which plunged nearly 45% in one day when it lowered its 2003 full-year outlook. Elsewhere, Impath Inc., a supplier of cancer data and analyses, sold off sharply when the company initiated an internal probe into possible accounting irregularities. We subsequently sold both of these stocks when our model indicated other companies showing relative strength.

WHAT IS THE INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

Value is widespread in the Healthcare sector but our valuation model indicates it is far from being fully recognized by investors. Although the constituent industries appear to be advancing as a group, some are further along in their move toward fair value. Judging from our fair value methodology, it is highly conceivable that the healthcare sector could participate in a market advance -- not necessarily as a leader or laggard of the broader market, but as a participant nonetheless.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   96.4%

Top 10 Equity Holdings                                                     24.2%

Number of Stocks                                                              67

Cash Equivalents                                                            3.6%
Percentages are based upon net assets.


[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Barr Laboratories, Inc.                                                     3.1%

Mylan Laboratories Inc.                                                     2.8%

AdvancePCS                                                                  2.7%

The Cooper Companies, Inc.                                                  2.6%

Forest Laboratories, Inc.                                                   2.3%

IDEXX Laboratories, Inc.                                                    2.2%

PacifiCare Health Systems, Inc.                                             2.2%

eResearch Technology, Inc.                                                  2.1%

Coventry Health Care, Inc.                                                  2.1%

Omnicare, Inc.                                                              2.1%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------


Pharmaceuticals                                                    20.8%
Managed Health Care                                                20.5%
Health Care Equipment                                              11.7%
Biotechnology                                                      11.0%
Health Care Services                                               10.9%
Health Care Facilities                                             10.7%
Health Care Supplies                                                7.3%
Health Care Distributors                                            3.5%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                  SINCE
                                             ONE      FIVE      INCEPTION
                                             YEAR     YEARS      2/24/97
--------------------------------------------------------------------------------
ICON Healthcare Fund                         18.65%   11.23%      11.75%
--------------------------------------------------------------------------------
S&P 1500 Healthcare
Index                                        13.03%    2.86%       8.30%
--------------------------------------------------------------------------------
S&P 1500 Index                               24.69%    2.01%       5.24%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ICON HEALTHCARE FUND           S&P 1500 INDEX         S&P 1500 HEALTHCARE INDEX
                                                  --------------------           --------------         -------------------------
2/24/97                                                   10000                       10000                       10000
9/30/97                                                   11780                       11933                       11169
9/30/98                                                   12224                       12682                       14703
9/30/99                                                   11571                       16147                       15192
9/30/00                                                   17976                       18634                       19880
9/30/01                                                   18585                       13839                       18850
9/30/02                                                   17540                       11234                       14975
9/30/03                                                   20812                       14008                       16927

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 96.4%

HEALTH CARE 96.4%
BIOTECHNOLOGY 11.0%
    30,000   Amgen Inc.(a)               $  1,937,700
    52,200   Biogen, Inc.(a)                1,990,386
    39,800   Chiron Corporation(a)          2,058,854
    56,000   Genencor International
             Inc.(a)                          878,640
    43,200   Genzyme Corporation(a)         2,000,592
    73,000   IDEXX Laboratories,
             Inc.(a)                        3,101,770
   172,500   Serologicals
             Corporation(a)                 2,268,375
    79,100   Serono SA -- ADR               1,295,658
-----------------------------------------------------
                                           15,531,975

HEALTH CARE DISTRIBUTORS 3.5%
    82,200   Omnicare, Inc.                 2,964,132
    83,300   Owens & Minor, Inc.            2,007,530
-----------------------------------------------------
                                            4,971,662

HEALTH CARE EQUIPMENT 11.7%
    48,600   Becton, Dickinson and
             Company                        1,755,432
    35,500   Biosite Incorporated(a)        1,004,650
    37,800   Guidant Corporation            1,770,930
    37,000   Hillenbrand Industries,
             Inc.                           2,087,540
    47,600   Invacare Corporation           1,788,808
    69,700   Mentor Corporation             1,589,160
    59,300   ResMed Inc.(a)                 2,608,014
    55,900   Respironics, Inc.(a)           2,338,297
    21,700   Stryker Corporation            1,634,227
-----------------------------------------------------
                                           16,577,058

HEALTH CARE FACILITIES 10.7%
    83,800   Dynacq International,
             Inc.(a)                        1,515,942
    83,600   Health Management
             Associates, Inc.               1,823,316
    71,900   LifePoint Hospitals,
             Inc.(a)                        1,729,195
    61,400   Manor Care, Inc.               1,842,000
   168,800   Province Healthcare
             Company(a)                     2,185,960
    60,600   Triad Hospitals, Inc.(a)       1,834,968
    74,600   United Surgical Partners
             International, Inc.(a)         2,111,180
    41,000   Universal Health Services,
             Inc.(a)                        2,027,450
-----------------------------------------------------
                                           15,070,011

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

HEALTH CARE SERVICES 10.9%
    84,300   AdvancePCS(a)               $  3,841,551
   111,900   Cross Country Healthcare,
             Inc.(a)                        1,576,671
    87,200   eResearch Technology,
             Inc.(a)                        3,023,224
    41,300   Express Scripts, Inc.(a)       2,524,669
    35,700   Lincare Holdings Inc.(a)       1,306,977
    40,100   Pharmaceutical Product
             Development, Inc.(a)             961,999
    42,800   Renal Care Group, Inc.(a)      1,461,620
    25,000   SFBC International,
             Inc.(a)                          710,800
-----------------------------------------------------
                                           15,407,511

HEALTH CARE SUPPLIES 7.3%
    25,800   Arrow International, Inc.        593,400
    89,100   The Cooper Companies, Inc.     3,630,825
    55,600   Immucor, Inc.(a)               1,498,420
    31,000   Ocular Sciences, Inc.(a)         689,440
    26,900   Osteotech, Inc.(a)               221,925
    72,600   SurModics, Inc.(a)             1,948,584
    66,500   Sybron Dental Specialties,
             Inc.(a)                        1,667,155
-----------------------------------------------------
                                           10,249,749

MANAGED HEALTH CARE 20.5%
    30,000   Aetna Inc.                     1,830,900
    32,600   Anthem, Inc.(a)                2,325,358
    57,000   Centene Corporation(a)         1,732,230
    48,300   CIGNA Corporation              2,156,595
    56,300   Coventry Health Care,
             Inc.(a)                        2,969,262
    64,000   Health Net Inc.(a)             2,026,880
   162,600   Humana Inc.(a)                 2,934,930
    67,900   Oxford Health Plans,
             Inc.(a)                        2,804,949
    63,300   PacifiCare Health Systems,
             Inc.(a)                        3,089,040
   116,700   Sierra Health Services,
             Inc.(a)                        2,398,185
    51,700   UnitedHealth Group
             Incorporated                   2,601,544
    27,400   WellPoint Health Networks
             Inc.(a)                        2,111,992
-----------------------------------------------------
                                           28,981,865

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
PHARMACEUTICALS 20.8%
    65,600   aaiPharma Inc.(a)           $  1,121,760
    32,400   Abbott Laboratories            1,378,620
    63,600   American Pharmaceutical
             Partners, Inc.(a)              1,993,860
    64,550   Barr Laboratories, Inc.(a)     4,402,955
    49,100   Biovail Corporation(a)(f)      1,824,065
    90,500   Bristol-Myers Squibb
             Company                        2,322,230
    63,600   Forest Laboratories,
             Inc.(a)                        3,272,220
    16,200   Galen Holdings PLC ADR(f)        737,100
   124,800   ICN Pharmaceuticals, Inc.      2,141,568
   102,050   Mylan Laboratories Inc.        3,944,233
    80,400   Shire Pharmaceuticals
             Group PLC(a) -- ADR            1,777,644
    39,700   Taro Pharmaceutical
             Industries Ltd.(a)(f)          2,237,492
    39,000   Teva Pharmaceutical
             Industries Ltd. -- ADR         2,230,800
-----------------------------------------------------
                                           29,384,547
-----------------------------------------------------
TOTAL HEALTH CARE                         136,174,378
-----------------------------------------------------
TOTAL COMMON STOCKS
             (COST $109,941,191)          136,174,378

SHORT-TERM INVESTMENTS 3.6%

U.S. GOVERNMENT AGENCIES 1.9%
$2,713,000   FHLB Discount Note,
             0.850%, 10-1-03                2,713,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              2,713,000

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

VARIABLE RATE DEMAND NOTE 1.7%
$2,315,010   American Family Demand
             Note, 0.741%(#)             $  2,315,010
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE             2,315,010
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $5,028,010)              5,028,010
-----------------------------------------------------
TOTAL INVESTMENTS 100.0%
             (COST $114,969,201)          141,202,388
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.0%             56,503
-----------------------------------------------------
NET ASSETS 100.0%                        $141,258,891
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

f    Foreign security

Dates shown on securities are the due dates of the obligation.

Management Overview

ICON INDUSTRIALS FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Industrials Fund appreciated 10.55% for the fiscal year ended September 30, 2003. This compares to a 21.36% return for its narrowly focused benchmark, the S&P 1500 Industrials Index, and a 24.69% return for its broad-based benchmark, the S&P 1500 Index, over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

A difficult first half followed by a more accommodating second half characterized the investment environment for the ICON Industrials Fund. During the initial six months, investors recoiled as economic uncertainty, geopolitical tensions, and a manufacturing recession weighed heavily on cyclical industries. A speculative rally off the market low of early October 2002 also failed to boost the sector as lower-quality issues led the advance.

     Rationality finally returned to the market in mid-March 2003 when investors concluded that conditions may not have been as dire as they may have originally believed. With anticipation of economic recovery driving the market, the higher-quality companies we favor were attractively priced and poised for the broad second-half surge.

     On an industry level, airlines were selling at discounts during the period. Because our quality ratings indicated that major airlines continued to struggle, they were not owned in the Fund, though select regional and discount carriers benefited as investors came to recognize their fundamental strength. Due to the relative strength of the smaller air carriers, we included them in the Fund.

     Trucking experienced a few bumps along the way, but continued to steer toward fair value. Railroads, which showed few signs of life early in the period, accelerated in mid-March 2003 only to lose steam shortly thereafter.

     Despite unsettling unemployment numbers and talk of a jobless recovery, employment services was a clear leader following the mid-March market low. Absolute declines in employment led many displaced workers back to the classroom, boosting education-related stocks in the diversified commercial services industry. Industrial machinery sold off during the first half but seemed to improve as manufacturing and production data strengthened. Likewise, construction & engineering and construction & farm machinery advanced on second-half jumps in capital spending. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE? Significant value within the sector led to extremely broad industry representation. Standouts included diversified commercial services, a leader throughout the period as well as the Fund's highest weighted industry at period-end. Education-related stocks, a key industry segment, performed particularly well for the Fund.

     One notable adjustment was the Fund's increased exposure to industrial machinery, which by period-end had become its second largest weighting.
Depressed valuations combined with a pickup in economic activity made for attractive purchasing conditions.

     Although the Fund's employment services weighting fluctuated during the period, we captured industry gains as investors shrugged off less-than-favorable employment reports, while bidding up shares of smaller companies. Building products and construction & engineering took on larger allocations, having traded at extreme discounts to industry peers. One group, data processing and outsourced services, was reclassified by S&P in April 2003, yet retained a modest weighting in the Fund.

     Specific contributors to Fund returns included Career Education Corp., a provider of private post-secondary education. The stock surged after the company reported a near doubling of profits and a seven-fold increase in online students. Meanwhile, Graco Inc., a global supplier of fluid-technology products, benefited from recent strength in the housing market. Discount airline JetBlue Airways Corp. also advanced, having maintained impressive growth in a difficult operating environment.

     Among the Fund's detractors, electronic transaction processor Concord EFS Inc. tumbled when pricing pressures and economic weakness forced the company to entertain buyout offers. Elsewhere, defense contractor Northrop Grumman Corp. retreated after acquisition-related concerns resulted in a lowered earnings outlook. At the end of the reporting period, the Fund did not own these stocks. The Fund suffered by not owning General Electric, which accounts for nearly 25% of the S&P 1500 Industrials Index, and returned 24.43% during the period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

We would anticipate leadership to narrow somewhat but to remain in the industries that distinguished themselves as leaders in the second-half market advancement. Assuming the rally proves sustainable, we expect that the disparity between leaders and laggards would increase. As investors recognize these disparities, capital will most likely be reallocated. Given ongoing expansion in the economy, we expect industry rotations to benefit the Industrials sector.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   96.2%

Top 10 Equity Holdings                                                     17.9%

Number of Stocks                                                              91

Cash Equivalents                                                            2.9%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
University of Phoenix Online                                                2.3%

Corinthian Colleges, Inc.                                                   2.1%

Graco Inc.                                                                  1.8%

Labor Ready, Inc.                                                           1.8%

JLG Industries, Inc.                                                        1.7%

ITT Educational Services, Inc.                                              1.7%

Career Education Corporation                                                1.7%

York International Corporation                                              1.6%

Flowserve Corporation                                                       1.6%

JetBlue Airways Corporation                                                 1.6%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------

Diversified Commercial Services                                    17.6%
Industrial Machinery                                               15.0%
Building Products                                                   9.1%
Construction & Engineering                                          8.0%
Airlines                                                            7.9%
Aerospace & Defense                                                 7.1%
Employment Services                                                 7.0%
Trucking                                                            6.6%
Data Processing & Outsourced Services                               4.5%
Electrical Components & Equipment                                   3.1%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                                                      SINCE
                                                 ONE      FIVE      INCEPTION
                                                 YEAR     YEARS      5/9/97
--------------------------------------------------------------------------------
ICON Industrials Fund                            10.55%    1.69%       0.77%
--------------------------------------------------------------------------------
S&P 1500 Industrials
Index                                            21.36%    3.45%       3.54%
--------------------------------------------------------------------------------
S&P 1500 Index                                   24.69%    2.01%       5.09%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                 ICON INDUSTRIALS FUND     S&P 1500 INDUSTRIALS INDEX        S&P 1500 INDEX
                                                 ---------------------     --------------------------        --------------
5/9/97                                                 10000.00                     10000.00                    10000.00
9/30/97                                                12400.00                     11623.00                    11700.00
9/30/98                                                 9663.00                     10543.00                    12435.00
9/30/99                                                11295.00                     13339.00                    15832.00
9/30/00                                                10807.00                     15263.00                    18271.00
9/30/01                                                10207.00                     12296.00                    13569.00
9/30/02                                                 9501.00                     10293.00                    11015.00
9/30/03                                                10505.00                     12492.00                    13735.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 96.2%

ENERGY 1.1%
OIL & GAS EQUIPMENT & SERVICES 1.1%
    74,600   Tetra Tech, Inc.(a)         $  1,490,508
-----------------------------------------------------
TOTAL ENERGY                                1,490,508

INDUSTRIALS 90.1%
AEROSPACE & DEFENSE 7.1%
   110,000   Armor Holdings, Inc.(a)        1,842,500
    22,600   Engineered Support
             Systems, Inc.                  1,367,074
   169,500   GenCorp. Inc.                  1,517,025
    20,400   General Dynamics
             Corporation                    1,592,424
    67,700   Goodrich Corporation           1,641,048
    34,800   L-3 Communications
             Holdings, Inc.(a)              1,505,100
-----------------------------------------------------
                                            9,465,171

AIRLINES 7.9%
   197,600   Atlantic Coast Airlines
             Holdings, Inc.(a)              1,681,576
   133,200   ExpressJet Holdings,
             Inc.(a)                        1,838,160
    34,400   JetBlue Airways
             Corporation(a)                 2,094,272
   155,300   Mesa Air Group, Inc.(a)        1,726,936
    35,200   Ryanair Holdings
             plc(a) -- ADR                  1,425,600
   101,200   SkyWest, Inc.                  1,752,784
-----------------------------------------------------
                                           10,519,328

BUILDING PRODUCTS 9.1%
    14,200   American Standard
             Companies Inc.(a)              1,196,350
    25,000   American Woodmark
             Corporation                    1,119,000
    68,200   ElkCorp.                       1,606,792
    87,100   Griffon Corporation(a)         1,564,316
    65,800   Masco Corporation              1,610,784
    36,100   Simpson Manufacturing Co.,
             Inc.(a)                        1,476,129
    53,800   Universal Forest Products,
             Inc.                           1,305,726
    61,600   York International
             Corporation                    2,130,744
-----------------------------------------------------
                                           12,009,841

CONSTRUCTION & ENGINEERING 8.0%
    48,600   Chicago Bridge & Iron
             Company N.V. -- ADR            1,319,976
    73,600   Dycom Industries, Inc.(a)      1,500,704
    37,900   Fluor Corporation              1,414,807
    70,300   Granite Construction
             Incorporated                   1,313,204
   102,600   Insituform Technologies,
             Inc.(a)                        1,822,176
    34,700   Jacobs Engineering Group
             Inc.(a)                        1,564,970
    82,700   URS Corporation(a)             1,604,380
-----------------------------------------------------
                                           10,540,217

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

CONSTRUCTION, FARM MACHINERY & HEAVY
TRUCKS 1.9%
    14,000   Caterpillar Inc.            $    963,760
    31,600   Lindsay Manufacturing Co.        635,160
    24,600   Oshkosh Truck Corporation        974,406
-----------------------------------------------------
                                            2,573,326

DIVERSIFIED COMMERCIAL SERVICES 17.6%
    31,200   Apollo Group, Inc.(a)          2,060,136
    42,600   Bright Horizons Family
             Solutions, Inc.(a)             1,701,870
    49,800   Career Education
             Corporation(a)                 2,255,940
    32,200   ChoicePoint Inc.(a)            1,078,700
    49,300   Corinthian Colleges,
             Inc.(a)                        2,817,988
    30,100   Education Management
             Corporation(a)                 1,735,867
    42,400   Equifax Inc.                     944,248
    47,400   ITT Educational Services,
             Inc.(a)                        2,271,408
    87,100   Mobile Mini, Inc.(a)           1,681,901
    77,700   NCO Group, Inc.(a)             1,814,295
    26,200   Portfolio Recovery
             Associates, Inc.(a)              666,004
    55,100   SOURCECORP,
             Incorporated(a)                1,281,075
    45,400   University of Phoenix
             Online(a)                      3,026,818
-----------------------------------------------------
                                           23,336,250

ELECTRICAL COMPONENTS & EQUIPMENT 3.1%
    30,800   AMETEK, Inc.                   1,320,088
    23,000   A.O. Smith Corporation           644,230
    15,400   Cooper Industries, Ltd.(f)       739,662
    21,300   Hubbell Incorporated             777,237
    27,700   Regal-Beloit Corporation         565,080
-----------------------------------------------------
                                            4,046,297

EMPLOYMENT SERVICES 7.0%
    63,200   Administaff, Inc.(a)             561,848
    85,300   Gevity HR, Inc.                1,252,204
   231,500   Labor Ready, Inc.(a)           2,326,575
    33,000   Manpower Inc.                  1,224,300
   127,900   On Assignment, Inc.(a)           675,312
    57,700   Resources Connection,
             Inc.(a)                        1,389,993
   179,200   Spherion Corporation(a)        1,247,232
    38,500   Volt Information Sciences,
             Inc.(a)                          635,250
-----------------------------------------------------
                                            9,312,714

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
INDUSTRIAL MACHINERY 15.0%
    28,300   Briggs & Stratton
             Corporation                 $  1,662,908
    10,200   Eaton Corporation                903,924
   103,200   Flowserve Corporation(a)       2,094,960
    63,375   Graco Inc.                     2,379,731
    31,400   Harsco Corporation             1,207,958
    35,300   Ingersoll-Rand Company(f)      1,886,432
   200,700   JLG Industries, Inc.           2,312,064
    62,700   Kaydon Corporation             1,488,498
    63,100   The Manitowoc Company,
             Inc.                           1,368,639
    70,600   Reliance Steel & Aluminum
             Co.                            1,566,614
    35,200   SPX Corporation(a)             1,593,856
    91,600   Stewart & Stevenson
             Services, Inc.                 1,375,832
-----------------------------------------------------
                                           19,841,416

MARINE 2.0%
    27,400   Alexander & Baldwin, Inc.        770,762
    47,800   CP Ships Limited(f)            1,006,190
    28,000   Kirby Corporation(a)             803,600
-----------------------------------------------------
                                            2,580,552
OFFICE SERVICES & SUPPLIES 2.5%
    31,000   Brady Corporation                986,110
    23,500   HON INDUSTRIES Inc.              868,560
    39,700   United Stationers Inc.(a)      1,496,293
-----------------------------------------------------
                                            3,350,963

RAILROADS 2.3%
    44,000   CP Railway Limited(f)          1,038,840
    25,800   CSX Corporation                  754,650
    53,500   Genesee & Wyoming Inc.(a)      1,268,485
-----------------------------------------------------
                                            3,061,975

TRUCKING 6.6%
    38,400   Heartland Express, Inc.          922,368
    58,700   Knight Transportation,
             Inc.(a)                        1,479,827
    14,800   Landstar System, Inc.(a)         903,096
    22,050   Old Dominion Freight Line,
             Inc.(a)                          641,435
    72,700   Swift Transportation Co.,
             Inc.(a)                        1,649,563
    55,400   USF Corporation                1,750,086
    61,800   Werner Enterprises, Inc.       1,415,838
-----------------------------------------------------
                                            8,762,213
-----------------------------------------------------
TOTAL INDUSTRIALS                         119,400,263

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

INFORMATION TECHNOLOGY 5.0%
DATA PROCESSING & OUTSOURCED
SERVICES 4.5%
    42,100   CSG Systems International,
             Inc.(a)                     $    621,817
    31,300   DST Systems, Inc.(a)           1,176,880
    88,500   eFunds Corporation(a)          1,092,975
    40,000   First Data Corporation         1,598,400
    41,600   Fiserv, Inc.(a)                1,508,416
-----------------------------------------------------
                                            5,998,488

ELECTRONIC EQUIPMENT MANUFACTURERS 0.5%
    53,500   Paxar Corporation(a)             684,800
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                6,683,288
-----------------------------------------------------
TOTAL COMMON STOCKS
             (COST $112,125,204)          127,574,059

SHORT-TERM INVESTMENT 2.9%
VARIABLE RATE DEMAND NOTE
$3,824,836   American Family Demand
             Note, 0.741%(#)                3,824,836
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
             (COST $3,824,836)              3,824,836
-----------------------------------------------------

TOTAL INVESTMENTS 99.1%
             (COST $115,950,040)          131,398,895
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.9%          1,155,418
-----------------------------------------------------
NET ASSETS 100.0%                        $132,554,313
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

f    Foreign security

Management Overview

ICON INFORMATION TECHNOLOGY FUND

A discussion with Robert Straus, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Information Technology Fund advanced 38.29% for the one-year period ended September 30, 2003, trailing its narrowly focused benchmarks, the S&P 1500 Information Technology Index and the technology-laden Nasdaq Composite Index, which returned 59.69% and 53.15%, respectively, but handily outpacing its broad benchmark, the S&P 1500 Index, which returned 24.69%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

During the first half of the Fund's fiscal year, fear and pessimism exerted a strong grip on the broad market, and the volatile technology sector bore the brunt. Although prices fell to irrational levels in early October 2002, many of the sector's constituent industries lacked strength.

     Nevertheless, it was only a matter of time before depressed technology shares began their move back toward fair value. While the sudden and sharp reversal in technology was driven primarily by lower-quality issues that did not meet our investment criteria, we took the opportunity to adjust the Fund's holdings, focusing on the emerging industry leadership our system identified.

     In late fall and into early winter, we gradually tilted the Fund toward three industries: semiconductors, semiconductor equipment, and Internet software & services. While buying into weakness as these industries subsequently corrected, we were following our disciplined approach of investing in undervalued industries that are demonstrating leadership. This systematic methodology worked to the Fund's advantage when on March 11, 2003, the market bottomed. The technology sector re-emerged as the clear market leader and this time, the Fund participated.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Sometimes, as occurred last fall, the Fund does not capitalize on a swift and sudden rally because the rally features lower-quality stocks that do not meet our investment standards. At that time, the Fund lacked exposure to semiconductor stocks that were driving the advance. Our investment mandate dictates that we screen for well-managed companies with high cash positions and low debt levels. Because of their speculative nature, many stocks that led the Fall 2002 rally simply did not meet our quality screen. In turn, semiconductors, while undervalued, failed to demonstrate longer-term relative strength.

     That changed in mid to late December 2002, when we began to tilt the Fund toward semiconductor and semiconductor equipment manufacturers, as well as Internet software & service companies. We used pullbacks in December and January to build positions, yet the Fund suffered as prices in these industries continued their decline. However, from the March 11 low to the end of the fiscal year, these groups comprised three of the four top-performing industries as represented by the S&P 1500 Information Technology Index.

     Individual holdings that contributed to performance included J2 Global Communications Inc., an Internet-based messaging services provider that rose 280.4% during the past 12 months. A strong balance sheet and expanding profit margins bolstered this undervalued company. OmniVision Technologies Inc., a maker of semiconductors for digital cameras, was a strong performer, gaining 540.5% over the period. OmniVision displayed strong sales growth, expanding margins and a cash-rich balance sheet. United Online Inc., a low-cost Internet service provider, demonstrated similar characteristics, while recently turning profitable.

     Among the Fund's performance detractors, application software provider Verisity Ltd. declined in mid-January on news that first-quarter profit and sales would fall short of analysts' forecasts. WebEx, the Internet-based video conferencing provider, also fell abruptly in mid-January on fears that it was vulnerable to market share losses and profit pressures. At that time, we sold both Verisity and WebEx to allocate assets to stocks that were demonstrating more favorable valuations and relative strength. Video game software provider Activision slid sharply during the fourth quarter amid concerns of slowing industry growth.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

The sell-off in technology stocks late in September 2003 was likely driven by profit-taking as investors braced for third-quarter earnings. From our perspective, this correction appeared to be little more than a speed bump in what we believe is a sustainable rally. It is important to point out that prices could trade beyond fair value given the tech sector's inherent strength. Our overall valuation measures are based on conservative long-term growth rates. Should technology issues post earnings-per-share growth closer to consensus figures, any move higher could exceed our fair value estimates. In that case, we would continue to hold those industries showing the greatest leadership.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                  100.2%

Top 10 Equity Holdings                                                     36.5%

Number of Stocks                                                              54

Cash Equivalents                                                            0.0%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
j2 Global Communications, Inc.                                              5.7%

United Online, Inc.                                                         4.4%

OmniVision Technologies, Inc.                                               4.4%

Silicon Laboratories Inc.                                                   4.0%

Marvell Technology Group Ltd.                                               3.4%

UTStarcom, Inc.                                                             3.2%

Cognizant Technology Solutions Corporation                                  3.1%

VeriSign, Inc.                                                              2.9%

Stratasys, Inc.                                                             2.7%

Digital Insight Corporation                                                 2.7%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------

Semiconductors                                                     25.5%
Internet Software & Services                                       24.7%
Application Software                                                8.7%
IT Consulting & Other Services                                      6.0%
Communications Equipment                                            6.0%
Computer Hardware                                                   5.9%
Semiconductor Equipment                                             5.9%
Computer Storage & Peripherals                                      5.7%
Electronic Equipment Manufacturers                                  4.4%
Technology Distributors                                             2.7%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                     SINCE
                                                ONE      FIVE      INCEPTION
                                                YEAR     YEARS      2/19/97
--------------------------------------------------------------------------------
ICON Information Technology Fund               38.29%   19.99%      14.01%
--------------------------------------------------------------------------------
S&P 1500 Technology
Index                                          59.69%   -0.94%       4.61%
--------------------------------------------------------------------------------
NASDAQ Composite Index                         53.15%    1.39%       4.51%
--------------------------------------------------------------------------------
S&P 1500 Index                                 24.69%    2.01%       5.17%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON INFORMATION TECHNOLOGY FUND   NASDAQ COMPOSITE INDEX      S&P 1500 INDEX
                                          --------------------------------   ----------------------      --------------
2/19/97                                                 10000                         10000                  10000
9/30/97                                                 12960                         12379                  11890
9/30/98                                                  9569                         12492                  12636
9/30/99                                                 21006                         20319                  16088
9/30/00                                                 33451                         27224                  18567
9/30/01                                                 22447                         11140                  13789
9/30/02                                                 17206                          8742                  11194
9/30/03                                                 23796                         13388                  13957

                                          S&P 1500 INFORMATION TECHNOLOGY
                                                       INDEX
                                          -------------------------------
2/19/97                                                10000
9/30/97                                                12853
9/30/98                                                14126
9/30/99                                                25075
9/30/00                                                30971
9/30/01                                                12273
9/30/02                                                 8437
9/30/03                                                13474

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 100.2%

INFORMATION TECHNOLOGY 100.2%
APPLICATION SOFTWARE 8.7%
  60,100   BARRA, Inc.(a)                $  2,254,952
 114,700   FactSet Research Systems
           Inc.                             5,086,945
 287,800   Jack Henry & Associates,
           Inc.                             5,004,842
  55,500   Kronos Incorporated(a)           2,936,505
 374,700   Magma Design Automation,
           Inc.(a)                          7,351,614
 233,400   Mentor Graphics
           Corporation(a)                   4,091,502
-----------------------------------------------------
                                           26,726,360
COMMUNICATIONS EQUIPMENT 6.0%
 121,000   Cisco Systems, Inc.(a)           2,371,600
  49,000   QLogic Corporation(a)            2,302,020
 105,500   SafeNet, Inc.(a)                 3,811,715
 310,000   UTStarcom, Inc.(a)               9,858,000
-----------------------------------------------------
                                           18,343,335

COMPUTER HARDWARE 5.9%
 500,000   Cray, Inc.(a)                    5,475,000
 258,900   Neoware Systems, Inc.(a)         4,419,423
 196,800   Stratasys, Inc.(a)               8,387,616
-----------------------------------------------------
                                           18,282,039

COMPUTER STORAGE & PERIPHERALS 5.7%
 135,000   Avid Technology, Inc.(a)         7,155,000
 110,000   SanDisk Corporation(a)           7,011,400
 261,000   Western Digital
           Corporation(a)                   3,364,290
-----------------------------------------------------
                                           17,530,690

DATA PROCESSING & OUTSOURCED
SERVICES 1.4%
 159,000   SunGard Data Systems Inc.(a)     4,183,290

ELECTRONIC EQUIPMENT MANUFACTURERS 4.4%
 273,600   Nam Tai Electronics, Inc.(f)     7,422,768
 150,000   Rofin-Sinar Technologies,
           Inc.(a)                          3,153,000
 175,000   Vishay Intertechnology,
           Inc.(a)                          3,066,000
-----------------------------------------------------
                                           13,641,768

ELECTRONIC MANUFACTURING SERVICES 1.2%
 300,000   CTS Corporation                  3,693,000

HOME ENTERTAINMENT SOFTWARE 1.2%
 110,000   Take-Two Interactive
           Software, Inc.(a)                3,757,600

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

INTERNET SOFTWARE & SERVICES 24.7%
 416,400   Digital Insight
           Corporation(a)                $  8,286,360
 191,400   Digital River, Inc.(a)           5,238,618
 322,900   FindWhat.com(a)                  5,582,941
 464,600   j2 Global Communications,
           Inc.(a)                         17,575,818
 114,500   Netease.com Inc.(a) -- ADR       6,391,390
  68,000   SINA Corp(a)f)                   2,428,960
 111,900   Sohu.com Inc.(a)                 3,485,685
 391,000   United Online, Inc.(a)          13,602,890
 656,700   VeriSign, Inc.(a)                8,858,883
 250,000   WebEx Communications,
           Inc.(a)                          4,747,500
-----------------------------------------------------
                                           76,199,045

IT CONSULTING & OTHER SERVICES 6.0%
 145,000   CACI International Inc.(a)       6,213,250
 350,000   CIBER, Inc.(a)                   2,660,000
 261,000   Cognizant Technology
           Solutions Corporation(a)         9,516,060
-----------------------------------------------------
                                           18,389,310

SEMICONDUCTOR EQUIPMENT 5.9%
 125,500   Cabot Microelectronics
           Corporation(a)                   6,981,565
  71,600   KLA-Tencor Corporation(a)        3,688,116
 229,700   Teradyne, Inc.(a)                4,272,420
 306,000   White Electronic Designs
           Corporation(a)                   3,289,500
-----------------------------------------------------
                                           18,231,601

SEMICONDUCTORS 25.5%
 134,300   Artisan Components, Inc.(a)      2,256,240
 456,500   Cypress Semiconductor
           Corporation(a)                   8,070,920
 148,300   DSP Group, Inc.(a)               3,695,636
 116,100   Intel Corporation                3,195,072
 197,900   International Rectifier
           Corporation(a)                   7,409,376
 274,000   Marvell Technology Group
           Ltd.(a)f)                       10,343,500
 322,100   NVIDIA Corporation(a)            5,124,933
 198,000   02Micro International
           Limited(a)f)                     2,861,100
 318,700   OmniVision Technologies,
           Inc.(a)                         13,455,514
 272,800   Silicon Laboratories Inc.(a)    12,259,632
 108,000   Xilinx, Inc.(a)                  3,069,360
 348,800   Zoran Corporation(a)             6,801,600
-----------------------------------------------------
                                           78,542,883

SYSTEMS SOFTWARE 0.9%
 105,000   Computer Associates
           International, Inc.              2,741,550

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
TECHNOLOGY DISTRIBUTORS 2.7%
 200,000   Arrow Electronics, Inc.(a)    $  3,678,000
 275,000   Avnet, Inc.(a)                   4,543,000
-----------------------------------------------------
                                            8,221,000
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY              308,483,471
-----------------------------------------------------
TOTAL INVESTMENTS 100.2%
           (COST $247,182,985)            308,483,471
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.2%)         (510,981)
-----------------------------------------------------
NET ASSETS 100.0%                        $307,972,490
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

ADR  -- American Depositary Receipt

f    Foreign security

Management Overview

ICON LEISURE AND CONSUMER STAPLES FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Leisure and Consumer Staples Fund advanced 10.89% for the one-year period ended September 30, 2003. At the same time, the Fund's sector-specific benchmarks, the S&P 1500 Consumer Discretionary Index and the S&P 1500 Consumer Staples Index, returned 23.46% and 5.12%, respectively. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance. The Fund trailed the 24.69% gain for its broad benchmark, the S&P 1500 Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Fear and pessimism dominated the first half of the fiscal year, as mounting war concerns and rising unemployment weighed heavily on consumer confidence. Stock prices reflected these pressures, falling sharply below their intrinsic values despite incremental improvements in corporate earnings and gross domestic product. Following the market low of mid-March 2003, stocks improved as the economic outlook brightened and the overhang of war subsided. A broad second-half rally ensued, driven by expectations that the worst was finally behind us. Nevertheless, performance within the Leisure and Consumer Staples sector was highly mixed. Leisure industries demonstrated considerable strength as evidenced by the 40.70% jump in the S&P 1500 Hotels, Resorts & Cruise Lines Index, a 27.82% rise in the S&P 1500 Broadcasting & Cable TV Index, a 23.26% advance in the S&P 1500 Restaurants Index, and a 19.82% gain in the S&P 1500 Personal Products Index. Consolidation and shareholder value proved stabilizing forces for the broadcasting & cable TV industry, whereas hotels, resorts & cruise lines and leisure products received a boost from depressed valuations. Restaurants benefited from the recovering economy.

     In contrast, Consumer Staples, whose defensive posture benefited the group during the three-year downturn, weakened on speculation that the theme had run its course. This was borne out by lower relative returns for the food retail, drug retail and soft drinks industries. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE? The Fund was positioned early in the fiscal period for a fundamentally driven, quality-led rally. However, the rally that emerged in October 2002 featured lower-quality, high-debt companies that did not meet our investment criteria. Consequently, the Fund did not participate in this brief surge, but turned a corner when a higher-quality rebound materialized in mid-March 2003. Although the Fund recouped earlier losses and produced a favorable absolute return, it was unable to compensate for missing the initial advance.

     In light of this more sustainable second-half rally, the Fund was increasingly tilted toward cyclical industries that have historically led during an economic recovery. Based on relative strength metrics and projected earnings-per-share growth, the hotels, resorts & cruise lines and restaurant industries were increased during the period. Movies & entertainment, which was absent from the Fund at the beginning of the fiscal year, was a meaningful position by period-end. Meanwhile, publishing, tobacco, and packaged foods & meats industries had all been liquidated by the close of the reporting period because they no longer demonstrated relative strength.

     Leading individual contributors included cruise operator Royal Caribbean Cruises Ltd., which reported better-than-expected earnings amid the war-related travel slowdown. Pool supply distributor SCP Pool Corp. benefited from industry consolidation as well as strong revenue growth and widening profit margins. Direct broadcast satellite provider EchoStar Communications Corp., better known as DISH Network, also moved higher, after achieving positive free cash flow. Elsewhere, fast food giant McDonald's Corp. capitalized on its ambitious turnaround efforts, posting consecutive quarters of positive results.

     Among the Fund's detractors, specialty stores Toys "R" Us Inc. and Big 5 Sporting Goods Corp. faced a challenging retail environment as well as fierce competition from deep discounters. Supermarket operator and wholesaler distributor Nash-Finch Co. also fell, citing weak retail sales, competitive pressures and profit shortfalls. Even so, these stocks did not reach our sell criteria, and we continued to hold them at the end of the period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

Despite strong gains since the mid-March 2003 market low, current valuations support further upside potential within the sector. We believe the Fund is positioned to capitalize on a sustained cyclical rebound, assuming the rally continues. We anticipate ongoing leadership from the hotels, resorts & cruise lines industry, but will keep a close eye on valuations in light of its recent run-up.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                  100.1%

Top 10 Equity Holdings                                                     34.8%

Number of Stocks                                                              37

Cash Equivalents                                                            0.0%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Starwood Hotels & Resorts Worldwide, Inc.                                   4.0%

Marriott International, Inc.                                                3.9%

The Walt Disney Company                                                     3.8%

Leapfrog Enterprises, Inc.                                                  3.6%

Prime Hospitality Corp.                                                     3.5%

SCP Pool Corporation                                                        3.4%

BJ's Wholesale Club, Inc.                                                   3.3%

CEC Entertainment Inc.                                                      3.2%

Callaway Golf Company                                                       3.1%

Panera Bread Company                                                        3.0%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------


Hotels, Resorts & Cruise Lines                                     19.1%
Restaurants                                                        16.4%
Leisure Products                                                   15.1%
Movies & Entertainment                                             13.9%
Specialty Stores                                                    8.6%
Broadcasting & Cable TV                                             6.4%
Food Distributors                                                   5.3%
Casinos & Gaming                                                    4.8%
Hypermarkets & Super Centers                                        3.2%
Leisure Facilities                                                  2.8%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                     SINCE
                                                ONE      FIVE      INCEPTION
                                               YEAR     YEARS      5/9/97
--------------------------------------------------------------------------------
ICON Leisure and Consumer
Staples Fund                                   10.89%   10.25%      10.79%
--------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary
Index                                          23.46%    3.01%       6.25%
--------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index                 5.12%    2.24%       3.96%
--------------------------------------------------------------------------------
S&P 1500 Index                                 24.69%    2.01%       5.09%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                              ICON LEISURE AND CONSUMER    S&P 1500 CONSUMER                            S&P 1500 CONSUMER STAPLES
                                    STAPLES FUND          DISCRETIONARY INDEX       S&P 1500 INDEX                INDEX
                              -------------------------   -------------------       --------------      -------------------------
5/9/97                                  10000                    10000                  10000                     10000
9/30/97                                 11350                    11749                  11703                     10622
9/30/98                                 11825                    12705                  12437                     11479
9/30/99                                 13570                    16840                  15835                     12269
9/30/00                                 14285                    16547                  18274                     12860
9/30/01                                 14607                    12992                  13572                     12273
9/30/02                                 17367                    11935                  11017                     12199
9/30/03                                 19260                    14736                  13737                     12824

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON LEISURE AND CONSUMER STAPLES FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 100.1%

CONSUMER DISCRETIONARY 11.0%
CONSUMER ELECTRONICS 2.4%
 20,300   Harman International
          Industries, Incorporated        $ 1,996,505

SPECIALTY STORES 8.6%
 87,600   Big 5 Sporting Goods
          Corporation(a)                    1,338,528
 66,500   The Sports Authority, Inc.(a)     2,092,090
141,600   Toys "R" Us, Inc.(a)              1,703,448
337,900   Trans World Entertainment
          Corporation(a)                    1,909,135
-----------------------------------------------------
                                            7,043,201
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                9,039,706

LEISURE AND CONSUMER STAPLES 89.1%
BROADCASTING & CABLE TV 6.4%
 37,100   Clear Channel Communications,
          Inc.                              1,420,930
 60,300   EchoStar Communications
          Corporation(a)                    2,309,490
 76,700   Emmis Communications
          Corporation(a)                    1,547,806
-----------------------------------------------------
                                            5,278,226

CASINOS & GAMING 4.8%
 54,000   Harrah's Entertainment, Inc.      2,273,940
 61,900   Shuffle Master, Inc.(a)           1,682,442
-----------------------------------------------------
                                            3,956,382

FOOD DISTRIBUTORS 5.3%
138,700   Nash Finch Company                2,149,850
 54,000   Performance Food Group
          Company(a)                        2,199,420
-----------------------------------------------------
                                            4,349,270

FOOD RETAIL 2.1%
 73,500   SUPERVALU INC.                    1,753,710
HOTELS, RESORTS & CRUISE LINES 19.1%
 67,300   Carnival Corporation(f)           2,213,497
112,010   Hilton Hotels Corporation         1,816,802
 73,700   Marriott International, Inc.      3,171,311
335,300   Prime Hospitality Corp.(a)        2,913,757
 82,600   Royal Caribbean Cruises
          Ltd.(f)                           2,321,886
 95,100   Starwood Hotels & Resorts
          Worldwide, Inc.                   3,309,480
-----------------------------------------------------
                                           15,746,733

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

HYPERMARKETS & SUPER CENTERS 3.2%
138,700   BJ's Wholesale Club, Inc.(a)    $ 2,686,619

LEISURE FACILITIES 2.8%
265,700   Bally Total Fitness Holding
          Corporation(a)                    2,298,305

LEISURE PRODUCTS 15.1%
 72,800   Action Performance Companies,
          Inc.                              1,779,232
 90,500   Brunswick Corporation             2,324,040
178,500   Callaway Golf Company             2,547,195
 77,700   Leapfrog Enterprises, Inc.(a)     2,952,600
100,950   SCP Pool Corporation(a)           2,808,429
-----------------------------------------------------
                                           12,411,496

MOVIES & ENTERTAINMENT 13.9%
133,700   AOL Time Warner Inc.(a)           2,020,207
 77,000   4Kids Entertainment Inc(a)        1,624,700
 86,000   Fox Entertainment Group,
          Inc.(a)                           2,407,140
 68,200   The News Corporation
          Limited -- ADR                    2,236,960
155,000   The Walt Disney Company           3,126,350
-----------------------------------------------------
                                           11,415,357

RESTAURANTS 16.4%
 55,900   CBRL Group, Inc.                  1,987,804
 66,800   CEC Entertainment Inc.(a)         2,618,560
303,600   CKE Restaurants, Inc.(a)          1,958,220
105,000   McDonald's Corporation            2,471,700
 60,500   Panera Bread Company(a)           2,481,105
134,400   The Steak n Shake Company(a)      2,002,560
-----------------------------------------------------
                                           13,519,949
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES         73,416,047
-----------------------------------------------------

TOTAL INVESTMENTS 100.1%
          (COST $70,998,867)               82,455,753
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.1%)         (108,440)
-----------------------------------------------------
NET ASSETS 100.0%                         $82,347,313
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

ADR  -- American Depositary Receipt

f    Foreign security

Management Overview

ICON MATERIALS FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Materials Fund gained 9.36% for the one-year ended September 30, 2003, trailing its sector benchmark, the S&P 1500 Materials Index, which returned 23.19%, and its broad-based benchmark, the S&P 1500 Index, which gained 24.69%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Perceived economic stagnation worked against the Materials sector during the first half of the fiscal year, as mounting war concerns and higher energy costs drove lackluster results. However, cautious optimism prevailed during the second half, raising the sector's constituent industries in unison with a broad mid-March 2003 turnaround. As military action in Iraq ended, investors embraced a brighter economic outlook, and the rally extended into late September before cooling slightly. Nevertheless, performance within the sector was mixed, in part due to sluggishness in industrial production.

     On one hand, the diversified metals & mining industry topped both benchmark indexes, supported by production cuts and expectations of rising demand. Gold also outperformed, as futures hit a seven-year intraday high amid industry consolidation and anticipation of a global recovery. In contrast, pricing pressures and oversupply caused steel to lag. Meanwhile, sector-wide efforts to balance supply and demand factors positioned the group to participate more fully once the economy stabilizes.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Much of the Fund's relative underperformance was attributed to its lack of exposure to gold as well as its sizable weighting in steel. Although gold advanced on strength throughout much of the period, elevated prices convinced us to seek more compelling value elsewhere. That led us to the steel industry, where the Fund was heavily weighted based on its historically high value-to-price ratio.

     However, valuation discrepancies were widespread, and the Fund was invested across a broad range of industries. For example, aluminum and paper products, each absent from the Fund at the start of the period, grew to 7.4% and 9.7%, respectively, by period-end. Both were added on the basis of valuation and strong performance compared to the broader market. Likewise, construction materials, which was reduced on signs of erosion during the first half, was increased during the second half on renewed strength.

     Specific stocks that contributed to Fund performance during the 12 months included Florida Rock Industries Inc., a leading producer of construction aggregates and concrete products, which benefited from ongoing strength in new home construction. Specialty packaging provider Chesapeake Corp. also advanced, having raised its profit outlook for 2003 while reporting higher net sales. In addition, paper products giant Georgia-Pacific Corp. beat Wall Street earnings estimates on better-than-expected results in its building products and packaging businesses.

     Among the Fund's detractors from performance, container manufacturer Crown Holdings Inc. came under pressure as pricing difficulties and higher pension expenses eroded profits. Elsewhere, specialty paper purveyor Glatfelter tumbled upon reporting a 96% drop in second-quarter earnings, forcing it to slash its dividend and cut costs. Steel distributor Ryerson Tull Inc. also retreated as the company struggled with net quarterly losses and lackluster durable goods orders. Despite these factors, the stocks had not reached our sell criteria and we continued to hold them at period-end.

WHAT IS THE INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

In an environment favoring growth-oriented cyclical areas, the Materials sector has lagged in its move back toward fair value. However, as the economic recovery gains traction and industrial production stabilizes, demand throughout much of the sector may accelerate. With that, we may see an overall improvement in the earnings outlook coupled with emerging leadership in the steel and construction materials industries.

     Given current valuation and relative strength measures for the sector, which point to upside potential, we believe the Fund is positioned to participate.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   99.2%

[SIDENOTE]

Top 10 Equity Holdings                                                     36.0%

Number of Stocks                                                              36

Cash Equivalents                                                            0.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2003
Alcoa Inc.                                                                  4.3%

Crown Holdings, Inc.                                                        4.1%

OM Group, Inc.                                                              3.8%

Florida Rock Industries, Inc.                                               3.7%

Cabot Corporation                                                           3.7%

Sealed Air Corporation                                                      3.7%

Texas Industries, Inc.                                                      3.2%

Cytec Industries Inc.                                                       3.2%

FMC Corporation                                                             3.2%

Carpenter Technology Corporation                                            3.1%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------


Steel                                                              16.9%
Specialty Chemcials                                                12.7%
Construction Materials                                             12.1%
Diversified Chemicals                                              12.1%
Paper Products                                                     11.7%
Paper Packaging                                                     8.2%
Aluminum                                                            7.4%
Metal & Glass Containers                                            7.2%
Precious Metals & Minerals                                          2.6%
Homebuilding                                                        2.3%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                        SINCE
                                                   ONE      FIVE      INCEPTION
                                                   YEAR     YEARS      5/5/97
--------------------------------------------------------------------------------
ICON Materials Fund                                9.36%   -0.72%      -6.33%
--------------------------------------------------------------------------------
S&P 1500 Materials Index                          23.19%    3.79%       1.98%
--------------------------------------------------------------------------------
S&P 1500 Index                                    24.69%    2.01%       4.99%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX         S&P 1500 INDEX
                                                   -------------------      ------------------------         --------------
5/5/97                                                    10000                       10000                       10000
9/30/97                                                   10900                       11391                       11635
9/30/98                                                    6818                        9413                       12366
9/30/99                                                    7613                       10685                       15743
9/30/00                                                    6759                        8547                       18169
9/30/01                                                    6010                        9755                       13494
9/30/02                                                    6013                        9201                       10954
9/30/03                                                    6576                       11335                       13658

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON MATERIALS FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.2%

CONSUMER DISCRETIONARY 2.3%
HOMEBUILDING 2.3%
  18,600   Standard Pacific Corp.         $   704,940
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                  704,940

INDUSTRIALS 2.3%
TRADING COMPANIES & DISTRIBUTORS 2.3%
  21,200   Hughes Supply, Inc.                687,940
-----------------------------------------------------
TOTAL INDUSTRIALS                             687,940

MATERIALS 94.6%

ALUMINUM 7.4%
  24,900   Alcan Inc.(f)                      952,674
  49,800   Alcoa Inc.                       1,302,768
-----------------------------------------------------
                                            2,255,442
COMMODITY CHEMICALS 2.1%
  49,800   Lyondell Chemical Company          636,444
CONSTRUCTION MATERIALS 12.1%
  22,750   Florida Rock Industries, Inc.    1,128,400
  18,700   Lafarge North America Inc.         650,760
  25,100   Martin Marietta Materials,
           Inc.                               914,895
  40,100   Texas Industries, Inc.             986,460
-----------------------------------------------------
                                            3,680,515
DIVERSIFIED CHEMICALS 12.1%
  39,400   Cabot Corporation                1,123,294
  38,200   FMC Corporation(a)                 962,640
  71,000   Hercules Incorporated(a)           804,430
 193,700   Solutia Inc.                       772,863
-----------------------------------------------------
                                            3,663,227

FOREST PRODUCTS 1.6%
  35,700   Louisiana-Pacific
           Corporation(a)                     491,946

METAL & GLASS CONTAINERS 7.2%
 185,700   Crown Holdings, Inc.(a)          1,253,475
  29,500   Silgan Holdings Inc.(a)            944,000
-----------------------------------------------------
                                            2,197,475

PAPER PACKAGING 8.2%
  33,100   Chesapeake Corporation             746,074
  42,600   Rock-Tenn Company                  621,108
  23,500   Sealed Air Corporation(a)        1,109,905
-----------------------------------------------------
                                            2,477,087

PAPER PRODUCTS 11.7%
  22,100   Aracruz Celulose S.A. -- ADR       603,330
  99,800   Buckeye Technologies Inc.(a)       907,182
  27,000   Georgia-Pacific Corp.              654,480
  44,000   Glatfelter                         518,320
  71,400   Wausau-Mosinee Paper
           Corporation                        871,794
-----------------------------------------------------
                                            3,555,106

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

PRECIOUS METALS & MINERALS 2.6%
 127,400   Stillwater Mining Company(a)   $   802,620

SPECIALTY CHEMICALS 12.7%
  31,100   Albemarle Corporation              853,695
  55,400   A. Schulman, Inc.                  879,198
  26,400   Cytec Industries Inc.(a)           963,600
  78,500   OM Group, Inc.(a)                1,149,240
-----------------------------------------------------
                                            3,845,733

STEEL 16.9%
 114,700   Allegheny Technologies, Inc.       751,285
  44,500   Carpenter Technology
           Corporation                        954,080
  39,200   Commercial Metals Company          720,104
  48,400   NN, Inc.                           622,424
  14,600   Nucor Corporation                  669,848
  95,500   Ryerson Tull, Inc.                 744,900
  44,600   Steel Dynamics, Inc.(a)            677,474
-----------------------------------------------------
                                            5,140,115
-----------------------------------------------------
TOTAL MATERIALS                            28,745,710
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $28,103,715)              30,138,590

SHORT-TERM INVESTMENT 0.6%
VARIABLE RATE DEMAND NOTE
$171,639   American Family Demand Note,
           0.741%(#)                          171,639
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $171,639)                    171,639
-----------------------------------------------------
TOTAL INVESTMENTS 99.8%
           (COST $28,275,354)              30,310,229
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.2%             66,022
-----------------------------------------------------
NET ASSETS 100.0%                         $30,376,251
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

f    Foreign security

Management Overview

ICON TELECOMMUNICATION & UTILITIES FUND

A discussion with Robert Straus, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Telecommunication & Utilities Fund appreciated 20.36% for the fiscal year ended September 30, 2003. In comparison, the Fund's sector-specific benchmarks, the S&P 1500 Telecommunication Services Index and the S&P 1500 Utilities Index, returned 30.04% and 22.24%, respectively, while its broad benchmark, the S&P 1500, gained 24.69%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

The Telecommunication & Utilities sector, much like the broader market, rose sharply off the October 2002 market low as investors scooped up deeply discounted, lower-quality issues within the wireless telecommunication services and multi-utilities & unregulated power industries. The focus then shifted to large-capitalization regional operating companies, which rallied on the anticipated passage of sweeping deregulation proposed by the Federal Communications Commission (FCC). However, in an unexpected reversal, the FCC defeated the measure in mid-February 2003, sending the Baby Bells into a tailspin before they stabilized in early- to mid-March.

     Having seemingly reached a bottom in mid-March, stocks then embarked upon what now appears to be the second leg a new bull market. Despite widespread skepticism, amid the overhang of war and perceived economic uncertainty, Telecommunication & Utilities stocks surged higher. This time, however, the broad rally featured higher-quality companies, with the wireless telecommunication services and multi-utilities & unregulated power industries leading by a wide margin. The more defensive electric, gas and water utilities held up the rear, as the emergent economic recovery favored companies possessing an early-cycle orientation.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund struggled during the first half of the fiscal year due to leadership among speculative issues that were inconsistent with our investment methodology. Although the Fund was well positioned in the top-performing integrated telecommunication services industry, the market's embrace of distressed companies and the sharp decline in the high-quality Baby Bells prevented the Fund from participating in those gains. The situation was much the same for the multi-utilities & unregulated power industry, where the Fund avoided the questionable stocks that drove performance in the aftermath of the Enron corporate collapse.

     The second half of the fiscal year saw the Fund steadily increase its exposure to the wireless telecommunication services industry. Based on the group's valuation and relative strength metrics, its allocation grew to 28.6%, making it the largest industry weighting at period-end. Moreover, as the top-performing industry over the six-month period, the aggressive move into this group helped bolster Fund performance.

     At the same time, the Fund's continued avoidance of lower-quality multi-utilities & unregulated power stocks, as well as a sizable exposure to integrated telecommunication services worked against Fund performance. Despite its healthy bounce off the mid-March low, integrated telecommunication services lagged its related industries. As a result, the group's weighting was reduced and the assets shifted to the more attractive wireless telecommunication services industry.

     Finally, we continued to maintain a significant weighting in the communications equipment industry. Although technically classified outside the Telecommunication & Utilities sector, the industry is thematically linked to the Fund's investment universe. For that reason, market leadership and compelling valuations warranted its inclusion in the Fund.

     Specific holdings that contributed to performance included AO VimpelCom, a leading Russia-based wireless services provider, which benefited from strong sales growth and expanding profit margins. Meanwhile, wireless equipment manufacturer UTStarcom Inc. gained on strong handset sales in its core, rapidly growing market of Mainland China.

     Among the Fund's individual detractors, American Electric Power Company Inc., a leader in the wholesale energy market, fell on the announcement that the utility was cutting its dividend. Elsewhere, local phone giant SBC Communications Inc. retreated due to an increasingly difficult competitive environment for the once-dominant Baby Bell. Nevertheless, SBC did not meet our sell discipline and we continued to own the stock at period-end.

WHAT IS THE INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES SECTOR?

The Telecommunication & Utilities sector remains undervalued, as fear and pessimism have kept prices at depressed levels for an extended period. While we expect the sector to participate in any continued march toward fair value, we still do not foresee it emerging as a market leader in the near future.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   99.4%

Top 10 Equity Holdings                                                     47.7%

Number of Stocks                                                              35

Cash Equivalents                                                            0.4%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Mobile Telesystems                                                          6.5%

America Movil S.A. de C.V.                                                  6.2%

AO VimpelCom                                                                6.1%

Nextel Communications, Inc.                                                 5.1%

Golden Telecom, Inc.                                                        4.5%

UTStarcom, Inc.                                                             4.4%

Sprint Corporation                                                          4.2%

Public Service Enterprise Group Incorporated                                3.8%

j2 Global Communications, Inc.                                              3.5%

Sempra Energy                                                               3.4%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP INDUSTRIES
September 30, 2003
--------------------------------------------------------------------------------


Wireless Telecommunication Services                                28.6%
Integrated Telecommunication Services                              20.9%
Electric Utilities                                                 16.8%
Communications Equipment                                           10.4%
Gas Utilities                                                       9.9%
Internet Software & Services                                        5.4%
Multi-Utilities & Unregulated Power                                 4.8%
Data Processing & Outsourced Services                               2.6%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                                                 SINCE
                                             ONE      FIVE      INCEPTION
                                             YEAR     YEARS      7/9/97
--------------------------------------------------------------------------------
ICON Telecommunication
& Utilities Fund                            20.36%     0.21%      6.01%
--------------------------------------------------------------------------------
S&P 1500 Telecommunications
Services Index                              30.04%   -12.49%     -4.01%
--------------------------------------------------------------------------------
S&P 1500 Utilities
Index                                       22.24%    -1.45%      3.37%
--------------------------------------------------------------------------------
S&P 1500 Index                              24.69%     2.01%      3.57%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON TELECOMMUNICATION &                          S&P 1500 TELECOMMUNICATION
                                               UTILITIES FUND           S&P 1500 INDEX            SERVICES INDEX
                                          ------------------------      --------------      --------------------------
7/9/97                                              10000                   10000                      10000
9/30/97                                             10630                   10597                      10622
9/30/98                                             14232                   11262                      15105
9/30/99                                             16402                   14339                      21048
9/30/00                                             18860                   16548                      17603
9/30/01                                             15327                   12290                      13802
9/30/02                                             11948                    9976                       5960
9/30/03                                             14380                   12439                       7750


                                          S&P 1500 UTILITIES INDEX
                                          ------------------------
7/9/97                                              10000
9/30/97                                             10417
9/30/98                                             13226
9/30/99                                             12967
9/30/00                                             18732
9/30/01                                             14540
9/30/02                                             10056
9/30/03                                             12292

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON TELECOMMUNICATION & UTILITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.4%

INFORMATION TECHNOLOGY 18.4%
COMMUNICATIONS EQUIPMENT 10.4%
  76,800   Cable Design Technologies
           Corporation(a)                 $   614,400
  25,200   InterDigital Communications
           Corporation(a)                     378,000
  15,800   QUALCOMM Inc.                      658,544
  25,000   SafeNet, Inc.(a)                   903,250
  58,500   UTStarcom, Inc.(a)               1,860,300
-----------------------------------------------------
                                            4,414,494

DATA PROCESSING & OUTSOURCED
SERVICES 2.6%
  48,200   Intrado Inc.(a)                  1,097,996

INTERNET SOFTWARE & SERVICES 5.4%
  39,600   j2 Global Communications,
           Inc.(a)                          1,498,068
  23,600   United Online, Inc.(a)             821,044
-----------------------------------------------------
                                            2,319,112
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                7,831,602

TELECOMMUNICATION & UTILITIES 81.0%
ELECTRIC UTILITIES 16.8%
  56,500   Alliant Energy Corporation       1,243,000
  29,700   Black Hills Corporation            916,542
  74,400   Cleco Corporation                1,215,696
  21,200   FirstEnergy Corp.                  676,280
  10,400   FPL Group, Inc.                    657,280
  23,100   Pinnacle West Capital
           Corporation                        820,050
  38,700   Public Service Enterprise
           Group Incorporated               1,625,400
-----------------------------------------------------
                                            7,154,248

GAS UTILITIES 9.9%
  25,200   Kinder Morgan, Inc.              1,361,052
  39,600   Nicor Inc.                       1,391,544
  48,800   Sempra Energy                    1,432,768
-----------------------------------------------------
                                            4,185,364

INTEGRATED TELECOMMUNICATION
SERVICES 20.9%
   9,100   ALLTEL Corporation                 421,694
  41,800   BellSouth Corporation              989,824
  33,600   CenturyTel, Inc.                 1,138,704
  70,600   Golden Telecom, Inc.(a)          1,930,204
  43,000   Philippine Long Distance
           Telephone Company(a) -- ADR        507,400
  48,000   SBC Communications Inc.          1,068,000
 117,200   Sprint Corporation               1,769,720
  10,100   Telefonos de Mexico SA de
           CV -- ADR                          308,555
  23,400   Verizon Communications Inc.        759,096
-----------------------------------------------------
                                            8,893,197

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

MULTI-UTILITIES & UNREGULATED POWER 4.8%
  28,000   Constellation Energy Group,
           Inc.                           $ 1,001,840
  57,600   Duke Energy Corporation          1,025,856
-----------------------------------------------------
                                            2,027,696

WIRELESS TELECOMMUNICATION
SERVICES 28.6%
 113,500   America Movil S.A. de C.V. --
           ADR                              2,622,985
  42,600   AO VimpelCom(a) -- ADR           2,592,636
  37,300   Mobile Telesystems -- ADR        2,743,415
 110,300   Nextel Communications,
           Inc.(a)                          2,174,013
  19,600   NII Holdings Inc.(a)             1,172,080
  77,000   STET Hellas
           Telecommunications
           S.A. -- ADR                        863,940
-----------------------------------------------------
                                           12,169,069
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES        34,429,574
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $36,235,177)              42,261,176

SHORT-TERM INVESTMENT 0.4%
VARIABLE RATE DEMAND NOTE
$167,285   American Family Demand Note,
           0.741%(#)                          167,285
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $167,285)                    167,285
-----------------------------------------------------

TOTAL INVESTMENTS 99.8%
           (COST $36,402,462)              42,428,461
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.2%             80,733
-----------------------------------------------------
NET ASSETS 100.0%                         $42,509,194
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

Management Overview

ICON SHORT-TERM FIXED INCOME FUND

A discussion with the Portfolio Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Short-Term Fixed Income Fund returned -0.02% for the one-year period ended September 30, 2003, underperforming its unmanaged benchmarks, the Merrill Lynch Treasury Bill Indexes. In comparison, the Merrill Lynch 3-Month U.S. Treasury Bill Index returned 1.32%, the Merrill Lynch 6-Month U.S. Treasury Bill Index returned 1.45%, and the Merrill Lynch 1-Year U.S. Treasury Bill Index returned 1.82%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Economic uncertainty, geopolitical tensions, and lackluster business investment pushed short-term interest rates to historical lows during the period. After keeping rates unchanged for most of 2002, the Federal Reserve Board resumed its accommodative monetary policy amid signs that war posed a threat to the subdued recovery. The overnight lending rate was cut by one-half percent in November 2002, and again by one-quarter percent in June 2003, bringing the target rate to a 45-year nadir of 1.00%.

     Although no further reductions were expected, it was implied that short-term rates could remain at these levels for the foreseeable future. In light of modest economic expansion, job growth concerns and deflation risks, short rates held steady as the fiscal year came to a close.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund's negative return for the fiscal year was the result of the ongoing decline in short-term interest rates. Using 6-Month U.S. Treasury Bills as an example, yields slid from just over 1.50% at the beginning of the period to a low of 0.811% in June 2003. While trending slightly higher since then, yields for the 6-Month T-Bill remained just over 1.00% at period-end.

     In keeping with its primary objective of seeking high current income consistent with preservation of capital, the Fund saw limited activity over the past 12 months. Nevertheless, its relative underperformance, while disappointing, was largely unavoidable. With short-term yields already at near-historical lows, and factoring in additional rate cuts of 75 basis points during the period, the Fund's operating expenses had an increasingly profound effect on overall returns.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM FIXED INCOME MARKET?

We would expect short-term rates to rise as the economy ultimately improves and investors continue to seek higher rates of return from the stock market. However, given the current low-inflation environment it is unlikely that any increase would be overly dramatic.

     In hopes of increasing the Fund's yield, we have extended the time to maturity by increasing the Fund's exposure to higher-yielding 2-Year U.S. Treasury Notes. Although the Fund's duration typically ranges from six months to 18 months, this is consistent with ICON's policy of investing in high-quality, short-term securities that offer a prudent combination of income potential and interest rate sensitivity.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                   SINCE
                                              ONE      FIVE      INCEPTION
                                             YEAR     YEARS      2/7/97
--------------------------------------------------------------------------------
ICON Short-Term Fixed Income
Fund                                         -0.02%    2.40%       3.25%
--------------------------------------------------------------------------------
Merrill Lynch 3-Month T-Bill
Index                                         1.32%    3.84%       4.21%
--------------------------------------------------------------------------------
Merrill Lynch
6-Month T-Bill Index                          1.45%    4.12%       4.51%
--------------------------------------------------------------------------------
Merrill Lynch 1-Year T-Bill
Index                                         1.82%    4.53%       4.95%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit a portion of its advisory fee on any day that income from the Fund's investments is not adequate to cover daily expenses. The Fund's total return would have been lower if this waiver had not been in place.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON SHORT-TERM FIXED INCOME   MERRILL LYNCH 3-MONTH U.S.   MERRILL LYNCH 6-MONTH U.S.
                                                      FUND                     TREASURY BILL                TREASURY BILL
                                          ----------------------------   --------------------------   --------------------------
2/7/97                                                10000                         10000                        10000
9/30/97                                               10307                         10345                        10364
9/30/98                                               10984                         10899                        10960
9/30/99                                               11372                         11414                        11463
9/30/00                                               11878                         12075                        12138
9/30/01                                               12253                         12732                        12896
9/30/02                                               12370                         12986                        13216
9/30/03                                               12368                         13157                        13409

                                          MERRILL LYNCH 1-YEAR U.S.
                                                TREASURY BILL
                                          -------------------------
2/7/97                                              10000
9/30/97                                             10386
9/30/98                                             11046
9/30/99                                             11516
9/30/00                                             12130
9/30/01                                             13050
9/30/02                                             13540
9/30/03                                             13786

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/7/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON SHORT-TERM FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

PRINCIPAL AMOUNT                         MARKET VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCIES 42.6%
$2,625,000   Federal Home Loan Bank
             Discount Note, 0.811%,
             10-01-03                      $2,625,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              2,625,000

U.S. GOVERNMENT OBLIGATIONS 57.2%
 2,499,000   U.S. Treasury Note, 3.000%,
             2-29-04                        2,519,499
 1,000,000   U.S. Treasury Note, 2.000%,
             8-31-05                        1,010,781
-----------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS           3,530,280
-----------------------------------------------------
TOTAL INVESTMENTS 99.8%
             (AMORTIZED COST $6,129,746)    6,155,280
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.2%             10,725
-----------------------------------------------------
NET ASSETS 100.0%                          $6,166,005
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Dates shown on each security are due dates of the obligation.

Management Overview

ICON ASIA-PACIFIC REGION FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Asia-Pacific Region Fund gained 34.15% for the one-year period ended September 30, 2003, significantly outperforming its benchmark, the MSCI Pacific Index, which returned 20.26% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Asian markets encountered stiff headwinds during the first half of the fiscal year as Japanese economic malaise, North Korean military posturing, and the SARS epidemic took their toll. China, Hong Kong, and Singapore bore the brunt of the health crisis, with already troubled industries such as airlines, retailing, and lodging exacerbating their decline. While global weakness proved a drag on cyclical sectors throughout the region, New Zealand escaped much of the damage due to the more defensive nature of its economy.

     The mid-March 2003 resurgence in U.S. and European markets had little impact on the Asia-Pacific region, which continued to struggle before hitting a SARS-related bottom in April. With the subsequent containment of SARS, investors bid shares higher on recognition of improving economic conditions.

     Japanese technology stocks, in particular, led the advance as encouraging economic reports and long-awaited banking reforms provided a much-needed boost. Also participating were consumer and industrial issues, whose value remained widespread despite the broad-based rally. With stock prices still trading below our estimates of intrinsic value, companies remained committed to enhancing capital flows into the region.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Changing market conditions prompted several noteworthy country rotations during the period. Based on our value-to-price and relative strength measures, weightings in Australia and Hong Kong were bolstered earlier in the period, while positions in Japan, New Zealand and Singapore were trimmed. Once the market rally ensued and leadership shifted to Japan, Hong Kong, and Singapore, the Fund's New Zealand weighting was further reduced. Proceeds were reallocated to Japan and Hong Kong, which stood to benefit from emerging strength in cyclical sectors such as Information Technology, Consumer Discretionary and Industrials. Japanese technology stocks were the clear leader, and the Fund benefited from increased exposure in the sector.

     In an effort to capture industry leadership, the Fund also invested in American Depository Receipts (ADRs) of some companies operating in the Chinese Internet segment. As the Internet software & services industry demonstrated considerable strength during the second half, these dollar-denominated foreign securities were among the Fund's top performers.

     Other measurable contributors to performance included Japanese manufacturer NIDEC Corp., which benefited from upbeat sales of precision hard disk drive motors. Meanwhile, Hong Kong-based drugmaker China Pharmaceutical Enterprise & Investment Corp. Ltd. rose on the strength of its substantial operations in Mainland China.

     Among the Fund's principal detractors, Japanese furniture and household product retailer Shimachu Co. Ltd. retreated amid SARS-related weakness in its chain store operations and when it reached our sell criteria, we sold it from the Fund. Elsewhere, consumer electronics giant Sony Corp. slid as currency rate fluctuations pressured Japanese exporters. The Fund did not own this stock at the end of the reporting period.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

For investors looking to diversify, the Asia-Pacific Region presents a source of value and leadership. Our quantitative system indicates attractive values across Hong Kong, Japan, and Singapore, with ongoing leadership coming from the economically sensitive Information Technology, Consumer Discretionary, and Industrials sectors.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                  100.1%

Top 10 Equity Holdings                                                     32.6%

Number of Stocks                                                              49

Cash Equivalents                                                            0.2%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Denway Motors Limited                                                       4.4%

NIDEC CORPORATION                                                           3.5%

OLYMPUS OPTICAL CO., LTD.                                                   3.5%

NISSAN MOTOR CO., LTD.                                                      3.4%

Sharp Corporation                                                           3.3%

CANON INC.                                                                  3.1%

SHIMANO INC.                                                                2.9%

ROHM COMPANY LIMITED                                                        2.9%

China Merchants Holdings International Company Limited                      2.8%

China Pharmaceutical Group Limited                                          2.8%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP COUNTRIES
September 30, 2003
--------------------------------------------------------------------------------

Japan                                                              55.2%
Hong Kong                                                          23.8%
Singapore                                                           7.0%
China                                                               6.4%
Australia                                                           6.0%
New Zealand                                                         1.7%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                                                      SINCE
                                                 ONE      FIVE      INCEPTION
                                                 YEAR     YEARS      2/25/97
--------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                   34.15%    4.66%      -3.99%
--------------------------------------------------------------------------------
MSCI Pacific Index                              20.26%    3.17%      -4.61%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. Total returns for the index for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ICON ASIA-PACIFIC REGION FUND            MSCI PACIFIC INDEX
                                                               -----------------------------            ------------------
2/25/97                                                                    10000                              10000
9/30/97                                                                     9940                               9840
9/30/98                                                                     6090                               6264
9/30/99                                                                    10870                              10610
9/30/00                                                                    10250                              10380
9/30/01                                                                     6810                               6730
9/30/02                                                                     5700                               6089
9/30/03                                                                     7647                               7322

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON ASIA-PACIFIC REGION FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT              MARKET VALUE
----------------------------------------------------
COMMON STOCKS (FOREIGN) 100.1%

CONSUMER DISCRETIONARY 21.9%
APPAREL RETAIL 2.3%
  2,000   SHIMAMURA CO., LTD. (JP)        $  140,536

AUTOMOBILE MANUFACTURERS 12.9%
446,000   Denway Motors Limited (HK)         270,694
  3,700   HONDA MOTOR CO., LTD. (JP)         148,046
 19,200   NISSAN MOTOR CO., LTD. (JP)        207,099
  5,400   Toyota Motor Corporation (JP)      158,546
----------------------------------------------------
                                             784,385

CONSUMER ELECTRONICS 3.3%
 13,700   Sharp Corporation (JP)             200,506

FOOTWEAR 1.0%
 20,000   Yue Yuen Industrial (Holdings)
          Limited (HK)                        59,661

HOUSEHOLD APPLIANCES 1.2%
 30,000   Techtronic Industries Company
          Limited (HK)                        73,414

TEXTILES 1.2%
 94,000   Fountain Set (Holdings)
          Limited (HK)                        74,046
----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY               1,332,548

ENERGY 1.5%
INTEGRATED OIL & GAS 1.5%
  2,700   PetroChina Company Limited --
          ADR                                 90,585
----------------------------------------------------
TOTAL ENERGY                                  90,585

FINANCIAL 4.9%
DIVERSIFIED BANKS 1.6%
 12,679   United Overseas Bank Limited
          (SG)                                98,289

MULTI-SECTOR HOLDINGS 1.7%
113,700   Swire Pacific Limited (HK)         102,779

PROPERTY & CASUALTY INSURANCE 1.6%
 14,000   QBE Insurance Group Limited
          (AU)                                94,380
----------------------------------------------------
TOTAL FINANCIAL                              295,448

HEALTH CARE 8.0%
HEALTH CARE EQUIPMENT 5.2%
 12,157   Fisher & Paykel Appliances
          Holdings Limited (NZ)              104,338
  9,000   OLYMPUS OPTICAL CO., LTD. (JP)     214,295
----------------------------------------------------
                                             318,633

PHARMACEUTICALS 2.8%
523,000   China Pharmaceutical Group
          Limited (HK)                       168,845
----------------------------------------------------
TOTAL HEALTH CARE                            487,478

INDUSTRIALS 16.2%
AIRLINES 1.7%
 59,800   Cathay Pacific Airways Limited
          (HK)                               101,162

CONSTRUCTION & FARM MACHINERY 1.4%
 16,000   KOMATSU LTD. (JP)                   83,355

----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT              MARKET VALUE

INDUSTRIAL CONGLOMERATES 4.6%
150,000   China Merchants Holdings
          International Company Limited
          (HK)                            $  172,396
 59,000   Shanghai Industrial Holdings
          Limited (HK)                       106,285
----------------------------------------------------
                                             278,681

INDUSTRIAL MACHINERY 3.0%
 10,000   KOYO SEIKO CO., LTD. (JP)           93,273
 43,000   SUMITOMO HEAVY INDUSTRIES,
          LTD. (JP)(a)                        90,454
----------------------------------------------------
                                             183,727

MARINE 3.9%
190,000   China Shipping Development
          Company Limited (HK)                93,236
 42,000   Kawasaki Kisen Kaisha, Ltd.
          (JP)                               143,239
----------------------------------------------------
                                             236,475

MARINE PORTS & SERVICES 1.6%
 16,000   Kamigumi Co., Ltd. (JP)            100,828
----------------------------------------------------
TOTAL INDUSTRIALS                            984,228

INFORMATION TECHNOLOGY 34.9%
COMPUTER HARDWARE 3.9%
350,000   Legend Group Limited (HK)          140,112
 13,000   NEC Corporation (JP)(a)             97,749
----------------------------------------------------
                                             237,861

COMPUTER STORAGE & PERIPHERALS 1.6%
  9,000   Creative Technology Limited
          (SG)                                98,406

ELECTRONIC EQUIPMENT MANUFACTURERS 8.5%
  6,600   ALPS ELECTRIC CO., LTD. (JP)       107,051
    900   HIROSE ELECTRIC CO., LTD. (JP)      92,244
  1,300   HOYA CORPORATION (JP)              100,658
  2,600   NIDEC CORPORATION (JP)             215,745
----------------------------------------------------
                                             515,698

ELECTRONIC MANUFACTURING SERVICES 2.5%
 13,200   Venture Corporation Limited
          (SG)                               152,729

INTERNET SOFTWARE & SERVICES 6.8%
  3,000   Netease.com Inc. -- ADR(a)         167,460
  2,000   SINA CORP(a) (CH)                   71,440
  2,600   SOFTBANK CORP. (JP)                109,851
  2,000   Sohu.com Inc.(a) (CH)               62,300
----------------------------------------------------
                                             411,051

IT CONSULTING & OTHER SERVICES 1.5%
  3,200   TIS Inc. (JP)                       93,094

OFFICE ELECTRONICS 3.0%
  3,800   CANON INC. (JP)                    185,723

SEMICONDUCTOR EQUIPMENT 2.4%
  2,200   ADVANTEST CORPORATION (JP)         145,925

SEMICONDUCTORS 2.9%
  1,350   ROHM COMPANY LIMITED (JP)          175,223

ICON ASIA-PACIFIC REGION FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT              MARKET VALUE
----------------------------------------------------
SYSTEMS SOFTWARE 1.8%
  4,500   FUJI SOFT ABC INCORPORATED
          (JP)                            $  111,579
----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY               2,127,289
LEISURE AND CONSUMER STAPLES 5.6%
BREWERS 1.3%
 13,335   Fraser & Neave Limited (SG)         79,460

HOTELS RESORTS & CRUISE LINES 1.4%
140,000   The Hongkong and Shanghai
          Hotels, Limited (HK)                84,519

LEISURE PRODUCTS 2.9%
  9,300   SHIMANO INC. (JP)                  175,652
----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES           339,631

MATERIALS 7.1%
ALUMINUM 2.3%
 41,000   Alumina Limited (AU)               141,529

DIVERSIFIED CHEMICALS 2.1%
 15,600   Orica Limited (AU)                 126,706

STEEL 2.7%
 45,000   NIPPON STEEL CORPORATION (JP)       80,159
 97,000   Sumitomo Metal Industries,
          Ltd. (JP)                           85,092
----------------------------------------------------
                                             165,251
----------------------------------------------------
TOTAL MATERIALS                              433,486
----------------------------------------------------
TOTAL COMMON STOCKS (FOREIGN)
          (COST $4,517,379)                6,090,693

----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT              MARKET VALUE

SHORT-TERM INVESTMENT 0.2%
$11,427   J.P. Morgan Chase Interest
          Bearing Demand Deposit Account  $   11,427
----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
          (COST $11,427)                      11,427
----------------------------------------------------
TOTAL INVESTMENTS 100.3% (COST
$4,528,806)                                6,102,120
----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.3%)         (17,910)
----------------------------------------------------
NET ASSETS 100.0%                         $6,084,210
----------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Schedule of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia  JP   Japan
CH   China      NZ   New Zealand
HK   Hong Kong  SG   Singapore

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

ADR  -- American Depositary Receipt

Management Overview

ICON NORTH EUROPE REGION FUND

A discussion with Robert Straus, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON North Europe Region Fund appreciated 42.60% for the one-year period ended September 30, 2003, significantly outpacing its benchmarks, the MSCI Europe 15 Index, which returned 24.16% and the Bloomberg European 500 Index, which gained 11.44% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

European stocks followed their U.S. counterparts out of the depths of despair last fall, overcoming weakening economic fundamentals, rising unemployment, and waning consumer confidence. The advance was short-lived, however, as markets again retreated amid escalating war concerns. In mid-March 2003, just one day after the U.S. market reached a climactic low, European bourses followed suit. Global markets then rocketed higher on raised hopes that the worst of the three-year downturn was finally behind us -- a sentiment bolstered by a swift victory in Iraq.

     By the end of the fiscal year, signs of improving economic conditions were beginning to surface throughout the North Europe Region. The major gauge of consumer confidence in Germany, Europe's largest economy, showed steady gains during the second half of the fiscal year. The IFO Business Confidence Index rose for each of the five final months in the reporting period. During the third calendar quarter of 2003, the pace of earnings-per-share upgrades accelerated. While growth in EuroZone gross domestic product remains uninspiring -- it is expected to come in at 0.5% this year -- expectations for next year are encouraging. At the same time, a weaker U.S. dollar could continue to dampen exports as well as corporate profits.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Sector and industry allocation were primary factors in the Fund's outperformance during the period. In the past, country fundamentals played the most critical role in determining where to allocate investment capital. Since the introduction of the Euro currency and in conjunction with an increasingly correlated world economy, we are more cognizant of industry and sector themes that cut across worldwide borders. We have therefore been paying close attention to leading European sectors and industries just as we do in our U.S. investment model.

     Based on our valuation and relative strength measures, the Information Technology and Consumer Discretionary sectors were the most heavily weighted sectors in our core domestic model during the fiscal year. As such, we saw a similar theme taking hold in European markets coming off the lows last fall and again in the spring. In tilting the Fund toward these sectors throughout the reporting period, we built a position of nearly 53% in these sectors at year-end. Consequently, these sector weights were key drivers in the Fund's strong performance, as was the Fund's significant weighting in the Financials sector.

     Individual holdings that contributed to positive performance included ASML Holding N.V., the Netherlands-based semiconductor equipment manufacturer, which gained 113.6% for the period on a cyclical rebound in ordering trends. Meanwhile, OM Hex AB, a Swedish company offering technology-based solutions primarily to securities exchanges, rose 193.9% as financial markets experienced higher trading volume during the period.

     In contrast, Danish brewer Carlsberg A/S encountered unfavorable market conditions, as consumer spending fell in the wake of economic uncertainty. Elsewhere, Finnish pharmaceutical firm Orion Yhtyma Oyj shed more than 20% after the firm halted development of a key drug, which proved ineffective in clinical tests. As of the end of the fiscal year, the Fund did not own either of these lagging stocks.

WHAT IS THE INVESTMENT OUTLOOK FOR THE NORTH EUROPE REGION?

Not unlike the U.S. market, we believe the North Europe Region remains undervalued as we head into the new fiscal year. Economic conditions continue to show signs of improvement, which should gradually draw pessimistic and fearful investors off the sidelines. In turn, we would expect ongoing strength in economically sensitive sectors, namely Information Technology and Consumer Discretionary. As the global economy strengthens, we would also expect the Industrials sector to exhibit leadership.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   99.3%

Top 10 Equity Holdings                                                     39.1%

Number of Stocks                                                              51

Cash Equivalents                                                            0.9%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
ASML Holding N.V.                                                           6.0%

Amvescap Plc                                                                4.3%

ARM Holdings plc                                                            4.3%

LogicaCMG plc                                                               4.0%

Epcos AG                                                                    3.9%

Schroders PLC                                                               3.9%

OM HEX AB                                                                   3.8%

Metro AG                                                                    3.3%

Nokia Oyj                                                                   2.9%

SAP AG                                                                      2.7%
Percentages are based upon net assets.

The IFO Business Confidence Index is a monthly survey of 7,000 German companies that measures executives' expectations about the economic climate.

--------------------------------------------------------------------------------
TOP COUNTRIES
September 30, 2003
--------------------------------------------------------------------------------


Germany                                                            32.6%
United Kingdom                                                     30.6%
Netherlands                                                        12.6%
Sweden                                                             10.3%
Finland                                                             4.3%
Belgium                                                             3.2%
Norway                                                              2.9%
Denmark                                                             2.8%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                      SINCE
                                                 ONE      FIVE      INCEPTION
                                                 YEAR     YEARS      2/18/97
--------------------------------------------------------------------------------
ICON North Europe Region Fund                    42.60%    0.56%       3.02%
--------------------------------------------------------------------------------
MSCI Europe 15 Index                             24.16%   -2.94%       1.55%
--------------------------------------------------------------------------------
Bloomberg European 500
Index                                            11.44%   -0.08%       3.80%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. Total returns for the MSCI index for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                         ICON NORTH EUROPE REGION FUND   BLOOMBERG EUROPEAN 500 INDEX     MSCI EUROPE 15 INDEX
                                         -----------------------------   ----------------------------     --------------------
2/18/97                                             10000.00                       10126.00                     10000.00
9/30/97                                             11060.00                       12561.40                     12053.00
9/30/98                                             11834.00                       15170.00                     12850.00
9/30/99                                             13346.00                       20708.50                     14826.00
9/30/00                                             14739.00                       19720.30                     15418.00
9/30/01                                             10274.00                       17150.20                     11224.00
9/30/02                                              8533.00                       12028.50                      8915.00
9/30/03                                             12168.00                       12799.70                     11069.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON NORTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS (FOREIGN) 99.3%

CONSUMER DISCRETIONARY 14.6%
ADVERTISING 1.9%
 23,679   WPP Group plc (UK)              $   199,652

APPAREL & ACCESSORIES 1.4%
  7,596   Hugo Boss AG (GR)                   144,188

AUTOMOBILE MANUFACTURERS 1.1%
  3,358   DaimlerChrysler AG (GR)             117,317

CATALOG RETAIL 2.1%
 20,782   GU.S. plc (UK)                      226,498

CONSUMER ELECTRONICS 2.1%
  9,764   Koninklijke (Royal) Philips
          Electronics N.V. (NE)               221,273
DEPARTMENT STORES 1.3%
  5,442   KarstadtQuelle AG (GR)              137,840

HOUSEHOLD APPLIANCES 0.8%
  4,032   Electrolux AB (SW)                   87,829

SPECIALTY STORES 2.3%
  8,509   Douglas Holding AG (GR)             241,684

TIRES & RUBBER 1.6%
  5,865   Continental AG (GR)                 169,249
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                1,545,530

FINANCIAL 21.5%
ASSET MANAGEMENT & CUSTODY BANKS 8.2%
 60,539   Amvescap Plc (UK)                   458,140
 37,022   Schroders PLC (UK)                  412,721
-----------------------------------------------------
                                              870,861

DIVERSIFIED BANKS 3.5%
 16,745   Barclays PLC (UK)                   128,459
  6,245   Danske Bank A/S (DE)                119,000
  3,358   KBC Bankverzekeringsholding
          (BE)                                127,875
-----------------------------------------------------
                                              375,334

DIVERSIFIED CAPITAL MARKETS 2.3%
  4,043   Deutsche Bank AG (GR)               245,301

LIFE & HEALTH INSURANCE 3.7%
  8,349   Aegon N.V. (NE)                      97,131
 55,813   Legal & General Group plc (UK)       85,541
 65,066   Skandia Forsakrings AB (SW)         205,240
-----------------------------------------------------
                                              387,912

SPECIALIZED FINANCE 3.8%
 40,166   OM HEX AB (SW)                      399,822
-----------------------------------------------------
TOTAL FINANCIAL                             2,279,230

HEALTH CARE 3.6%
BIOTECHNOLOGY 2.2%
 21,000   QIAGEN N.V. (GR)(a)                 229,638

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

PHARMACEUTICALS 1.4%
  1,895   AstraZeneca PLC (UK)            $    80,031
  1,611   Schering AG (GR)                     69,791
-----------------------------------------------------
                                              149,822
-----------------------------------------------------
TOTAL HEALTH CARE                             379,460

INDUSTRIALS 5.6%
AIR FREIGHT & COURIERS 1.2%
  6,607   TPG NV (NE)                         124,877

AIRLINES 1.8%
 14,904   Deutsche Lufthansa AG (GR)          195,260

CONSTRUCTION & FARM MACHINERY 0.8%
  3,688   Volvo AB (SW)                        85,342

INDUSTRIAL CONGLOMERATES 1.8%
  3,093   Siemens AG (GR)                     183,700
-----------------------------------------------------
TOTAL INDUSTRIALS                             589,179

INFORMATION TECHNOLOGY 34.3%
APPLICATION SOFTWARE 2.7%
  2,364   SAP AG (GR)                         289,065

COMMUNICATIONS EQUIPMENT 4.8%
100,000   Nera ASA (NW)(a)                    192,746
 20,255   Nokia Oyj (FI)                      311,833
-----------------------------------------------------
                                              504,579

ELECTRONIC EQUIPMENT MANUFACTURERS 5.9%
  3,087   Barco NV (BE)                       207,070
 25,009   Epcos AG (GR)(a)                    415,020
-----------------------------------------------------
                                              622,090

HOME ENTERTAINMENT SOFTWARE 0.9%
 42,588   Eidos plc (UK)(a)                    94,636

IT CONSULTING & OTHER SERVICES 7.4%
106,619   LogicaCMG plc (UK)                  423,357
  7,163   TietoEnator Oyj (FI)                144,728
131,636   WM-data AB (SW)(a)                  219,524
-----------------------------------------------------
                                              787,609

OFFICE ELECTRONICS 1.5%
 11,534   Oce N.V. (NE)                       159,034

SEMICONDUCTOR EQUIPMENT 6.0%
 48,171   ASML Holding N.V. (NE)(a)           631,097

SEMICONDUCTORS 4.3%
281,172   ARM Holdings plc (UK)(a)            457,796

TECHNOLOGY DISTRIBUTORS 0.8%
 16,341   Electrocomponents plc (UK)           87,284
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                3,633,190

LEISURE AND CONSUMER STAPLES 11.2%
BROADCASTING & CABLE TV 2.6%
103,232   Carlton Communications plc
          (UK)                                276,988

CASINOS & GAMING 1.8%
 65,448   Hilton Group plc (UK)               195,452

Schedule of Investments

ICON NORTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
HOTELS, RESORTS & CRUISE LINES 2.4%
 15,153   TUI AG (GR)                     $   251,638

HYPERMARKETS & SUPER CENTERS 3.3%
  9,573   Metro AG (GR)                       345,595

PUBLISHING 1.1%
  7,001   Schibsted ASA (NW)                  113,113
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          1,182,786
MATERIALS 4.1%
DIVERSIFIED CHEMICALS 3.1%
  3,366   Akzo Nobel N.V. (NE)                104,935
  5,247   BASF AG (GR)                        228,284
-----------------------------------------------------
                                              333,219

INDUSTRIAL GASES 1.0%
  2,351   Linde AG (GR)                        96,373
-----------------------------------------------------
TOTAL MATERIALS                               429,592

TELECOMMUNICATION & UTILITIES 4.4%
INTEGRATED TELECOMMUNICATION 3.4%
  6,108   Deutsche Telekom AG (GR)(a)          87,846
  5,720   TDC A/S (DE)                        175,829
  2,149   Tele2 AB (SW)(a)                     93,901
-----------------------------------------------------
                                              357,576

WATER UTILITIES 1.0%
 14,061   AWG plc (UK)                        112,716
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES           470,292
-----------------------------------------------------
TOTAL COMMON STOCKS
          (COST $7,758,166)                10,509,259

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

SHORT-TERM INVESTMENT 0.9%
$93,838   J.P. Morgan Chase Interest
          Bearing Demand Deposit Account  $    93,838
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
          (COST $93,838)                       93,838
-----------------------------------------------------

TOTAL INVESTMENTS 100.2%
          (COST $7,852,004)                10,603,097
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.2%)          (15,598)
-----------------------------------------------------
NET ASSETS 100.0%                         $10,587,499
-----------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Schedule of Investments to indicate the country of origin of non-U.S. holdings:

BE                     Belgium          NE   Netherlands
DE                     Denmark          NW   Norway
FI                     Finland          SW   Sweden
GR                     Germany          UK   United Kingdom

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

Management Overview

ICON SOUTH EUROPE REGION FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON South Europe Region Fund gained 32.97% for the fiscal year ended September 30, 2003, outpacing its benchmark, the MSCI Europe 15 Index, which returned 24.16% and the Bloomberg European 500 Index, which gained 11.44% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE OVER THE PAST YEAR?

Global markets were highly correlated throughout the fiscal year as conditions in the South Europe Region mirrored those of the United States. For much of the period, Eurostat gross domestic product continued to grow at a meager rate, while leading regional markets France and Switzerland struggled with economic contraction. As concerns mounted over rising joblessness, the European Central Bank slashed interest rates to historic lows. At the same time, European currencies surged higher amid widening U.S. budget deficits.

     Against this difficult backdrop, a swift victory in Iraq raised hopes for a cyclical rebound, offsetting the excessive gloom that had permeated the region. Bolstered by low interest rates, proposed tax cuts, pension overhaul, and structural reforms, signs of economic stabilization began to emerge. However, even as stocks advanced, currency gains threatened to dampen exports as well as dollar-denominated earnings.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Sector   and   industry   allocation   were   primary   factors  in  the  Fund's
benchmark-topping performance during the period. In the past, country fundamentals played the most critical role in determining where to allocate investment capital. Since the introduction of the euro currency and in conjunction with an increasingly correlated world economy, we are more cognizant of industry and sector themes cutting across worldwide borders. We have therefore begun to pay careful attention to leading sectors and industries just as we do in our U.S. investment model.

     Another contributing factor was the impact of currency rate fluctuations. Although currency gains may detract from reported financial results, they can also help boost returns in the underlying equities. The most notable of these fiscal-year gains was realized by the euro, the common currency of the European Monetary Union (EMU), which appreciated 18.14% against the U.S. dollar during the 12 months. Likewise, the Swiss franc also strengthened, registering a 10.57% advance in its exchange rate. Since the Fund does not hedge currency risk, it benefited from direct exposure to these gains. Country performance also benefited, with EMU member France's CAC 40 Index appreciating 36.54% while Switzerland's Swiss Market Index rose 20.30%.

     On an individual level, measurable contributors to Fund performance included Austrian brewer BBAG Oesterreichische Brau-Beteiligungs AG, which doubled during the period and was sold when the company agreed to be acquired. Meanwhile, Banca Intesa SpA, Italy's largest banking company, reported robust profitability despite an unfavorable economic environment. Financial services provider FinecoGroup SpA also advanced, having benefited from consolidation and deregulation in Italy's banking system.

     In contrast, economic uncertainty pressured several of the Fund's Swiss holdings, including hotel operator Kuoni Reisen Holding AG and media giant PubliGroupe AG. Losing 35.39% and 31.58%, respectively, these stocks fell victim to slowdowns in travel and advertising spending. Nevertheless, at the end of the period, neither stock had reached our sell discipline and we continued to hold them.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SOUTH EUROPE REGION?

Signs of economic stabilization have raised our expectations that European markets can participate in a global recovery. Despite the robust gains of the past year, our valuation models continue to detect widespread upside potential, and the markets of South Europe are no exception. Given this more upbeat outlook, and the emergence of relative strength on both a country and industry level, we believe the setting appears poised for a rebound in the South Europe Region.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   91.0%

Top 10 Equity Holdings                                                     30.1%

Number of Stocks                                                              38

Exchange Traded Funds                                                       3.4%

Cash Equivalents                                                            5.4%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Ascom Holding AG                                                            4.0%

Charles Voegele Holding AG                                                  3.4%

Cap Gemini SA                                                               3.0%

Trigano                                                                     3.0%

Banca Intesa S.p.A                                                          2.9%

Sol Melia, S.A.                                                             2.8%

Credit Suisse Group                                                         2.8%

Marionnaud Parfumeries                                                      2.8%

PubliGroupe S.A.                                                            2.7%

Unaxis Holding AG                                                           2.7%
Percentages are based upon net assets.

The CAC 40 Index in France is a narrow-based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The Swiss Market Index is a capitalization-weighted index of the largest and most liquid stocks traded on the Electronic Bourse System.

--------------------------------------------------------------------------------
TOP COUNTRIES
September 30, 2003
--------------------------------------------------------------------------------

France                                                             36.9%
Switzerland                                                        22.6%
Italy                                                              15.9%
Spain                                                              11.1%
Austria                                                             4.5%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                                                       SINCE
                                                  ONE      FIVE      INCEPTION
                                                  YEAR     YEARS      2/20/97
--------------------------------------------------------------------------------
ICON South Europe Region Fund                     32.97%    0.73%       4.17%
--------------------------------------------------------------------------------
MSCI Europe 15 Index                              24.16%   -2.94%       1.55%
--------------------------------------------------------------------------------
Bloomberg European 500
Index                                             11.44%   -0.08%       3.85%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. Total returns for the MSCI index for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                         ICON SOUTH EUROPE REGION FUND   BLOOMBERG EUROPEAN 500 INDEX     MSCI EUROPE 15 INDEX
                                         -----------------------------   ----------------------------     --------------------
2/20/97                                             10000.00                       10154.00                     10000.00
9/30/97                                             11900.00                       12596.10                     12051.00
9/30/98                                             12627.00                       15212.00                     12847.00
9/30/99                                             13437.00                       20765.80                     14823.00
9/29/00                                             13464.00                       19774.80                     15415.00
9/30/01                                             10795.00                       17197.60                     11222.00
9/30/02                                              9850.00                       12061.80                      8913.00
9/30/03                                             13098.00                       12835.10                     11067.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

ICON SOUTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS (FOREIGN) 91.0%

CONSUMER DISCRETIONARY 15.9%
ADVERTISING 2.8%
   1,026   PubliGroupe S.A. (SZ)(a)        $  252,499

APPAREL RETAIL 5.4%
   2,570   Camaieu (FR)                       184,961
   7,600   Charles Voegele Holding AG
           (SZ)(a)                            316,811
-----------------------------------------------------
                                              501,772

AUTO PARTS & EQUIPMENT 2.4%
   6,100   Valeo SA (FR)                      222,703

DEPARTMENT STORES 2.5%
   2,850   Pinault-Printemps-Redoute SA
           (FR)                               233,987

SPECIALTY STORES 2.8%
   6,279   Marionnaud Parfumeries (FR)        257,536
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                1,468,497
FINANCIAL 18.8%
DIVERSIFIED BANKS 11.4%
  87,945   Banca Intesa S.p.A (IT)            266,283
  24,500   Banco Santander Central
           Hispano SA (SP)                    207,709
   4,000   BNP Paribas SA (FR)                196,110
  18,674   Sanpaolo IMI S.p.A (IT)            186,153
   3,000   Societe Generale (FR)              199,837
-----------------------------------------------------
                                            1,056,092

DIVERSIFIED CAPITAL MARKETS 4.9%
   8,160   Credit Suisse Group (SZ)           261,063
   3,444   UBS AG (SZ)                        193,246
-----------------------------------------------------
                                              454,309

OTHER DIVERSIFIED FINANCIAL SERVICES 2.5%
 358,024   FinecoGroup S.p.A (IT)(a)          231,400
-----------------------------------------------------
TOTAL FINANCIAL                             1,741,801
HEALTHCARE 2.4%
PHARMACEUTICALS 2.4%
   2,667   Roche Holding AG (SZ)              221,139
-----------------------------------------------------
TOTAL HEALTHCARE                              221,139

INDUSTRIALS 17.2%
AEROSPACE & DEFENSE 2.4%
   8,452   Zodiac SA (FR)                     223,333

BUILDING PRODUCTS 1.9%
   4,800   Compagnie de Saint-Gobain (FR)     176,471
CONSTRUCTION & ENGINEERING 6.1%
   4,250   ACS, Actividades de
           Construccion y Servicios, S.A.
           (SP)                               180,007
   6,400   Fomento de Contrucciones y
           Contratas S.A. (SP)                197,582
 308,147   Impregilo S.p.A (IT)               187,680
-----------------------------------------------------
                                              565,269

DIVERSIFIED COMMERCIAL SERVICES 2.0%
  11,400   Prosegur, Compania de
           Seguridad SA (SP)(r)               181,879

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

HIGHWAYS & RAILTRACKS 2.3%
  15,318   Autostrade - Concessioni e
           Construzioni Autostrade S.p.A
           (IT)(a)                         $  215,312

INDUSTRIAL MACHINERY 2.5%
   8,100   VA Technologie AG (AT)(a)          233,935
-----------------------------------------------------
TOTAL INDUSTRIALS                           1,596,199

INFORMATION TECHNOLOGY 12.1%
COMMUNICATIONS EQUIPMENT 4.0%
  55,819   Ascom Holding AG (SZ)(a)           368,999

IT CONSULTING & OTHER SERVICES 3.0%
   6,700   Cap Gemini SA (FR)(a)              277,769

SEMICONDUCTOR EQUIPMENT 2.7%
   2,100   Unaxis Holding AG (SZ)             248,864

SEMICONDUCTORS 2.4%
   9,200   STMicroelectronics N.V. (FR)       222,313
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                1,117,945

LEISURE AND CONSUMER STAPLES 14.7%
BROADCASTING & CABLE TV 2.2%
  21,884   Mediaset S.p.A (IT)                200,312

FOOD RETAIL 2.0%
   2,150   Casino Guichard-Perrachon SA
           (FR)                               190,663

HOTELS, RESORTS & CRUISE LINES 5.3%
     810   Kuoni Reisen Holding AG (SZ)       229,396
  36,600   Sol Melia, S.A. (SP)               261,702
-----------------------------------------------------
                                              491,098

LEISURE PRODUCTS 3.0%
   6,950   Trigano (FR)                       275,911

MOVIES & ENTERTAINMENT 2.2%
  11,687   Vivendi Universal SA (FR)(a)       206,873
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          1,364,857

MATERIALS 8.0%
CONSTRUCTION MATERIALS 5.4%
  18,220   Buzzi Unicem S.p.A (IT)            184,597
   2,000   Lafarge SA (FR)                    129,614
  13,000   RHI AG (AT)(a)                     183,032
-----------------------------------------------------
                                              497,243

STEEL 2.6%
  19,600   Arcelor (FR)                       238,295
-----------------------------------------------------
TOTAL MATERIALS                               735,538

TELECOMMUNICATION & UTILITIES 1.9%
WIRELESS TELECOMMUNICATION SERVICES 1.9%
   6,755   Bouygues SA (FR)                   177,862
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES           177,862
-----------------------------------------------------
TOTAL COMMON STOCKS (FOREIGN)
           (COST $7,374,701)                8,423,838

ICON SOUTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
EXCHANGE-TRADED FUNDS 3.4%
   9,100   iShares MSCI France Index Fund  $  155,155
  12,800   iShares MSCI Switzerland Index
           Fund                               163,584
-----------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS
           (COST $311,247)                    318,739

SHORT-TERM INVESTMENT 5.4%
$499,252   J.P. Morgan Chase Interest
           Bearing Demand Deposit
           Account, 0.025%                    499,252
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $499,252)                    499,252
-----------------------------------------------------
TOTAL INVESTMENTS 99.8%
           (COST $8,185,200)                9,241,829
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.2%             20,620
-----------------------------------------------------
NET ASSETS 100.0%                          $9,262,449
-----------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Schedule of Investments to indicate the country of origin of non-U.S. holdings:

AT Austria
FR  France
IT  Italy
SP Spain
SZ Switzerland

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

(r) Restricted security
  Date acquired 9-11-03
  Cost $175,265

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Assets and Liabilities

                                           ------------------   --------------   --------------   --------------   --------------
SEPTEMBER 30, 2003                                ICON               ICON             ICON             ICON             ICON
                                                CONSUMER            ENERGY         FINANCIAL        HEALTHCARE      INDUSTRIALS
                                           DISCRETIONARY FUND        FUND             FUND             FUND             FUND
                                           ------------------   --------------   --------------   --------------   --------------
ASSETS
  Investments, at cost                        $122,014,948       $47,052,557      $124,755,710     $114,969,201     $115,950,040
                                           ------------------   --------------   --------------   --------------   --------------
  Investments, at value                        150,217,450        55,434,050       139,126,424      141,202,388      131,398,895
  Cash                                                   -               954                 -                -            1,458
  Receivables:
    Fund shares sold                               480,368           286,098           318,079          357,188          331,467
    Investments sold                                     -                 -                 -                -        1,003,389
    Interest                                           260             1,357               481            1,431            1,645
    Dividends                                       63,398            69,999           117,630           30,387           63,042
  Other assets                                      11,167             5,215            12,632           10,130            6,650
                                           ------------------   --------------   --------------   --------------   --------------
  Total Assets                                 150,772,643        55,797,673       139,575,246      141,601,524      132,806,546
                                           ------------------   --------------   --------------   --------------   --------------

LIABILITIES
  Payables:
    Due to custodian bank                                -                 -                 -                -                -
    Fund shares redeemed                           478,292            67,431           100,779          127,030           48,686
    Advisory fees                                  129,082            45,934           116,471          115,990          111,453
    Fund accounting, custodial and
      transfer agent fees                           44,426            16,183            40,865           40,024           36,906
    Administration fees                              6,443             2,295             5,821            5,806            5,577
    Distributions due to shareholders                    -                 -                 -                -                -
  Accrued expenses                                  49,677            36,799            50,186           53,783           49,611
                                           ------------------   --------------   --------------   --------------   --------------
  Total Liabilities                                707,920           168,642           314,122          342,633          252,233
                                           ------------------   --------------   --------------   --------------   --------------
NET ASSETS                                    $150,064,723       $55,629,031      $139,261,124     $141,258,891     $132,554,313
                                           ==================   ==============   ==============   ==============   ==============
  Shares outstanding (unlimited shares
    authorized, no par value)                   12,728,806         4,060,830        12,920,873       11,504,849       15,066,823
  Net asset value (offering price and
    redemption price per share)               $      11.79       $     13.70      $      10.78     $      12.28     $       8.80

The accompanying notes are an integral part of the financial statements.

    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
         ICON          ICON LEISURE         ICON              ICON                ICON              ICON             ICON
      INFORMATION      AND CONSUMER      MATERIALS      TELECOMMUNICATION   SHORT-TERM FIXED    ASIA-PACIFIC     NORTH EUROPE
    TECHNOLOGY FUND    STAPLES FUND         FUND        & UTILITIES FUND      INCOME FUND       REGION FUND      REGION FUND
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
     $247,182,985      $70,998,867      $28,275,354        $36,402,462         $6,129,746        $4,528,806      $ 7,852,004
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      308,483,471       82,455,753       30,310,229         42,428,461          6,155,280         6,102,120       10,603,097
                -                -                -                  -                 81                 -                -
        1,341,413          227,636          125,898            126,453             34,175               538            7,909
        1,263,580                -                -                  -                  -                 -                -
              351              237              129                 81              8,088                60               42
           22,680           26,076           12,962             66,091                  -            15,965           28,098
           19,097            7,261            4,430              3,354                825               707              669
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      311,130,592       82,716,963       30,453,648         42,624,440          6,198,449         6,119,390       10,639,815
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------

        1,278,378           82,132                -                  -                  -                 -                -
        1,395,938          151,502           15,288             35,129              6,041             7,325           12,163
          273,299           70,701           25,708             35,746              3,302             5,714            9,570
           90,077           24,290            8,852             12,257              1,776             3,576            6,419
           13,654            3,531            1,284              1,787                254               285              478
                -                -                -                  -              2,714                 -                -
          106,756           37,494           26,265             30,327             18,357            18,280           23,686
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
        3,158,102          369,650           77,397            115,246             32,444            35,180           52,316
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
     $307,972,490      $82,347,313      $30,376,251        $42,509,194         $6,166,005        $6,084,210      $10,587,499
    ===============   ==============   ==============   =================   ================   ==============   ==============
       37,238,836        6,632,517        4,895,495          7,476,448            675,595           797,931        1,259,354
     $       8.27      $     12.42      $      6.20        $      5.69         $     9.13        $     7.62      $      8.41

     --------------
          ICON
      SOUTH EUROPE
      REGION FUND
     --------------
       $8,185,200
     --------------
        9,241,829
                -
           48,877
                -
               76
           11,850
              641
     --------------
        9,303,273
     --------------
                -
            7,220
            7,529
            4,733
              377
                -
           20,965
     --------------
           40,824
     --------------
       $9,262,449
     ==============
          941,153
       $     9.84

Statements of Operations

                                           ------------------   --------------   --------------   --------------   --------------
FOR THE YEAR ENDED SEPTEMBER 30, 2003             ICON               ICON             ICON             ICON             ICON
                                                CONSUMER            ENERGY         FINANCIAL        HEALTHCARE      INDUSTRIALS
                                           DISCRETIONARY FUND        FUND             FUND             FUND             FUND
                                           ------------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
  Interest                                    $     8,288        $    36,852      $    15,913      $    25,052      $    21,713
  Dividends                                       723,481            803,173        2,444,610          573,574          539,320
  Foreign taxes withheld                                -            (10,066)          (2,290)          (1,015)          (3,098)
                                           ------------------   --------------   --------------   --------------   --------------
  Total Investment Income                         731,769            829,959        2,458,233          597,611          557,935
                                           ------------------   --------------   --------------   --------------   --------------

EXPENSES
  Advisory fees                                 1,187,927            748,361        1,310,268        1,200,639          703,766
  Fund accounting, custodial and transfer
    agent fees                                    192,253            115,697          209,282          192,507          118,773
  Administration fees                              53,985             33,862           59,408           54,543           32,843
  Audit fees                                       18,948             11,908           20,897           19,154           11,247
  Registration fees                                31,124             26,184           24,913           28,606           23,850
  Legal fees                                       13,195              8,637           14,019           13,193            8,055
  Insurance expense                                15,420              6,247            5,012            3,156            8,157
  Trustee fees and expenses                         9,674              6,029            9,086            8,566            5,939
  Shareholder reports                              30,546             25,780           33,861           33,562           16,775
  Interest expense                                 19,369             12,702            4,236            4,161            5,035
  Other expenses                                   93,466             53,718           64,280           53,932           74,284
                                           ------------------   --------------   --------------   --------------   --------------
  Total Expenses                                1,665,907          1,049,125        1,755,262        1,612,019        1,008,724
  Fees waived (Note 2)                                  -                  -                -                -                -
                                           ------------------   --------------   --------------   --------------   --------------
  Net expenses                                  1,665,907          1,049,125        1,755,262        1,612,019        1,008,724
                                           ------------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                     (934,138)          (219,166)         702,971       (1,014,408)        (450,789)
                                           ------------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
  Net realized gain/(loss) from
    investment transactions                    (3,833,114)        (5,971,578)         557,118       (6,819,268)      (6,100,761)
  Net realized gain/(loss) from foreign
    currency translations                               -                  -                -                -                -
  Change in unrealized net appreciation/
    (depreciation):
    on securities                              24,416,611         15,279,562       26,857,798       24,785,530       15,072,214
    on other assets and liabilities
      denominated in foreign currency                   -                  -                -                -                -
                                           ------------------   --------------   --------------   --------------   --------------
  Net realized and unrealized gain/(loss)
    on investments                             20,583,497          9,307,984       27,414,916       17,966,262        8,971,453
                                           ------------------   --------------   --------------   --------------   --------------
NET INCREASE/(DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS          $19,649,359        $ 9,088,818      $28,117,887      $16,951,854      $ 8,520,664
                                           ==================   ==============   ==============   ==============   ==============

The accompanying notes are an integral part of the financial statements.

    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
         ICON          ICON LEISURE         ICON              ICON                ICON              ICON             ICON
      INFORMATION      AND CONSUMER      MATERIALS      TELECOMMUNICATION   SHORT-TERM FIXED    ASIA-PACIFIC     NORTH EUROPE
    TECHNOLOGY FUND    STAPLES FUND         FUND        & UTILITIES FUND      INCOME FUND       REGION FUND      REGION FUND
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      $    27,215      $     7,418      $     4,921        $     6,563          $122,590         $        -       $        -
          342,077          700,930          841,499          1,838,496                 -            201,246          284,261
           (8,858)            (785)         (18,516)            (6,319)                -            (23,185)         (37,723)
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
          360,434          707,563          827,904          1,838,740           122,590            178,061          246,538
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------

        1,902,446          809,237          401,496            532,023            47,087             66,809           85,690
          316,803          129,405           63,754             82,421            11,255             18,234           23,175
           86,751           36,691           18,164             24,087             3,285              3,033            3,896
           30,427           12,894            6,386              8,469             1,155              1,065            1,367
           27,047           24,186           21,048             21,854            14,327             15,371           15,853
           19,625            9,060            4,580              6,066               784                734              913
           15,421            7,276            3,622              1,388             1,079                578              469
           12,573            6,325            3,347              4,035               535                510              646
           38,616           23,045           13,298             18,365             2,364              2,330            2,484
           11,190           12,447           19,578             17,609                 -              2,645            2,177
          114,835           49,914           35,972             33,881            21,597             21,223           34,387
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
        2,575,734        1,120,480          591,245            750,198           103,468            132,532          171,057
                -                -                -                  -              (232)                 -                -
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
        2,575,734        1,120,480          591,245            750,198           103,236            132,532          171,057
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
       (2,215,300)        (412,917)         236,659          1,088,542            19,354             45,529           75,481
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------

        3,753,887       (1,107,203)      (3,456,930)        (2,316,365)                -            745,694          120,749
                -                -                -                  -                 -             (1,457)           3,777
       69,595,068        9,588,234        5,930,581          9,090,560           (23,336)           868,576        2,996,803
                -                -                -                  -                 -                (56)             750
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
       73,348,955        8,481,031        2,473,651          6,774,195           (23,336)         1,612,757        3,122,079
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      $71,133,655      $ 8,068,114      $ 2,710,310        $ 7,862,737          $ (3,982)        $1,658,286       $3,197,560
    ===============   ==============   ==============   =================   ================   ==============   ==============

     --------------
          ICON
      SOUTH EUROPE
      REGION FUND
     --------------
       $    1,037
          124,971
          (19,003)
     --------------
          107,005
     --------------
           67,723
           18,204
            3,081
            1,082
           14,159
              750
              635
              478
            1,962
                -
           18,755
     --------------
          126,829
                -
     --------------
          126,829
     --------------
          (19,824)
     --------------
          558,317
              691
        1,567,835
              234
     --------------
        2,127,077
     --------------
       $2,107,253
     ==============

Statements of Changes in Net Assets

                                                              -------------------------------   -------------------------------
                                                                       ICON CONSUMER                         ICON
                                                                    DISCRETIONARY FUND                    ENERGY FUND
                                                              -------------------------------   -------------------------------
                                                                 Year Ended September 30,          Year Ended September 30,
                                                                   2003             2002             2003             2002
                                                              --------------   --------------   --------------   --------------
OPERATIONS
  Net investment income/(loss)                                 $   (934,138)   $    (898,691)   $    (219,166)    $   (437,299)
  Net realized gain/(loss) from investment transactions          (3,833,114)      (8,076,438)      (5,971,578)      (3,519,879)
  Change in unrealized appreciation/(depreciation) on
    securities and foreign currency translations                 24,416,611       15,403,956       15,279,562       (2,560,175)
                                                              --------------   --------------   --------------   --------------
  Net increase/(decrease) in net assets resulting from
    operations                                                   19,649,359        6,428,827        9,088,818       (6,517,353)
                                                              --------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                   -                -                -          (72,001)
  Net realized gains                                                      -                -                -                -
  Return of capital                                                       -                -                -                -
                                                              --------------   --------------   --------------   --------------
  Net decrease from dividends and distributions                           -                -                -          (72,001)
                                                              --------------   --------------   --------------   --------------
FUND SHARE TRANSACTIONS
  Shares sold                                                    74,163,195      186,031,641       43,780,341      150,788,537
  Reinvested dividends and distributions                                  -                -                -           67,141
  Shares repurchased                                            (65,388,174)    (177,895,611)    (101,459,945)     (76,991,391)
                                                              --------------   --------------   --------------   --------------
  Net increase/(decrease) from fund share transactions            8,775,021        8,136,030      (57,679,604)      73,864,287
                                                              --------------   --------------   --------------   --------------
  Total net increase/(decrease) in net assets                    28,424,380       14,564,857      (48,590,786)      67,274,933
NET ASSETS
  Beginning of period                                           121,640,343      107,075,486      104,219,817       36,944,884
                                                              --------------   --------------   --------------   --------------
  End of period                                                $150,064,723    $ 121,640,343    $  55,629,031     $104,219,817
                                                              --------------   --------------   --------------   --------------
NET ASSETS CONSIST OF
  Paid-in capital                                              $145,945,175    $ 138,104,292    $  61,272,499     $119,165,040
  Accumulated undistributed net investment income/(loss)                  -                -                -                -
  Accumulated undistributed net realized gain/(loss) from
    investments                                                 (24,082,954)     (20,249,840)     (14,024,961)      (8,047,154)
  Unrealized appreciation/(depreciation):
    on securities                                                28,202,502        3,785,891        8,381,493       (6,898,069)
                                                              --------------   --------------   --------------   --------------
  Net Assets                                                   $150,064,723    $ 121,640,343    $  55,629,031     $104,219,817
                                                              ==============   ==============   ==============   ==============
TRANSACTIONS IN FUND SHARES
  Shares sold                                                     7,144,559       14,730,684        3,435,224       11,313,498
  Reinvested dividends and distributions                                  -                -                -            5,402
  Shares repurchased                                             (6,440,247)     (14,658,786)      (8,177,227)      (5,788,706)
                                                              --------------   --------------   --------------   --------------
  Net increase/(decrease)                                           704,312           71,898       (4,742,003)       5,530,194
  Shares outstanding beginning of period                         12,024,494       11,952,596        8,802,833        3,272,639
                                                              --------------   --------------   --------------   --------------
  Shares outstanding end of period                               12,728,806       12,024,494        4,060,830        8,802,833
                                                              ==============   ==============   ==============   ==============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                       $215,314,229    $ 234,764,135    $  30,459,479     $ 97,284,181
  Proceeds from sales of securities                             209,236,884      228,264,566       93,961,245       18,435,223

The accompanying notes are an integral part of the financial statements.

    -------------------------------   -------------------------------   -------------------------------
                 ICON                              ICON                              ICON
            FINANCIAL FUND                    HEALTHCARE FUND                  INDUSTRIALS FUND
    -------------------------------   -------------------------------   -------------------------------
       Year Ended September 30,          Year Ended September 30,          Year Ended September 30,
         2003             2002             2003             2002             2003             2002
    --------------   --------------   --------------   --------------   --------------   --------------
     $    702,971     $    (35,681)    $ (1,014,408)    $   (462,004)    $   (450,789)   $    (260,974)
          557,118       (6,058,331)      (6,819,268)      (2,786,767)      (6,100,761)     (18,881,122)
       26,857,798       (8,960,768)      24,785,530         (382,447)      15,072,214        6,158,770
    --------------   --------------   --------------   --------------   --------------   --------------
       28,117,887      (15,054,780)      16,951,854       (3,631,218)       8,520,664      (12,983,326)
    --------------   --------------   --------------   --------------   --------------   --------------
         (399,824)               -                -                -                -                -
                -       (9,102,759)               -       (1,940,710)               -                -
                -                -                -         (183,886)               -                -
    --------------   --------------   --------------   --------------   --------------   --------------
         (399,824)      (9,102,759)               -       (2,124,596)               -                -
    --------------   --------------   --------------   --------------   --------------   --------------
       76,466,734      116,964,494      116,684,705      130,471,687       90,962,271      122,524,084
          392,348        8,842,462                -        2,048,942                -                -
      (75,431,900)     (45,851,844)     (85,408,913)     (67,379,434)     (30,848,064)    (121,946,720)
    --------------   --------------   --------------   --------------   --------------   --------------
        1,427,182       79,955,112       31,275,792       65,141,195       60,114,207          577,364
    --------------   --------------   --------------   --------------   --------------   --------------
       29,145,245       55,797,573       48,227,646       59,385,381       68,634,871      (12,405,962)
      110,115,879       54,318,306       93,031,245       33,645,864       63,919,442       76,325,404
    --------------   --------------   --------------   --------------   --------------   --------------
     $139,261,124     $110,115,879     $141,258,891     $ 93,031,245     $132,554,313    $  63,919,442
    --------------   --------------   --------------   --------------   --------------   --------------
     $129,994,648     $128,569,890     $124,911,335     $ 94,649,951     $147,100,304    $  87,436,886
          290,474                -                -                -                -                -
       (5,394,712)      (5,966,927)      (9,885,631)      (3,066,363)     (29,994,846)     (23,894,085)
       14,370,714      (12,487,084)      26,233,187        1,447,657       15,448,855          376,641
    --------------   --------------   --------------   --------------   --------------   --------------
     $139,261,124     $110,115,879     $141,258,891     $ 93,031,245     $132,554,313    $  63,919,442
    ==============   ==============   ==============   ==============   ==============   ==============
        8,155,031       11,396,392       10,595,794       11,850,102       10,993,513       12,073,210
           42,462          837,354                -          183,268                -                -
       (7,737,576)      (4,283,511)      (8,078,236)      (5,953,546)      (3,954,112)     (12,973,529)
    --------------   --------------   --------------   --------------   --------------   --------------
          459,917        7,950,235        2,517,558        6,079,824        7,039,401         (900,319)
       12,460,956        4,510,721        8,987,291        2,907,467        8,027,422        8,927,741
    --------------   --------------   --------------   --------------   --------------   --------------
       12,920,873       12,460,956       11,504,849        8,987,291       15,066,823        8,027,422
    ==============   ==============   ==============   ==============   ==============   ==============
     $188,775,243     $112,577,055     $126,928,736     $107,971,251     $119,495,145    $ 106,211,157
      184,312,033       42,550,278       99,893,688       45,095,971       64,553,264      101,137,669

     -------------------------------
            ICON INFORMATION
             TECHNOLOGY FUND
     -------------------------------
        Year Ended September 30,
          2003             2002
     --------------   --------------
     $  (2,215,300)   $  (2,070,695)
         3,753,887      (94,791,287)
        69,595,068       36,951,449
     --------------   --------------
        71,133,655      (59,910,533)
     --------------   --------------
                 -                -
                 -                -
                 -                -
     --------------   --------------
                 -                -
     --------------   --------------
       267,777,926      372,980,609
                 -                -
      (106,562,014)    (356,298,439)
     --------------   --------------
       161,215,912       16,682,170
     --------------   --------------
       232,349,567      (43,228,363)
        75,622,923      118,851,286
     --------------   --------------
     $ 307,972,490    $  75,622,923
     --------------   --------------
     $ 342,120,062    $ 183,119,450
                 -                -
       (95,448,058)     (99,201,945)
        61,300,486       (8,294,582)
     --------------   --------------
     $ 307,972,490    $  75,622,923
     ==============   ==============
        39,746,545       39,461,468
                 -                -
       (15,146,622)     (42,052,819)
     --------------   --------------
        24,599,923       (2,591,351)
        12,638,913       15,230,264
     --------------   --------------
        37,238,836       12,638,913
     ==============   ==============
     $ 453,451,611    $ 360,985,881
       293,739,149      345,744,077

                                    -----------------------------   -----------------------------   -----------------------------
                                          ICON LEISURE AND                      ICON                  ICON TELECOMMUNICATION &
                                        CONSUMER STAPLES FUND              MATERIALS FUND                  UTILITIES FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                      Year Ended September 30,        Year Ended September 30,        Year Ended September 30,
                                        2003            2002            2003            2002            2003            2002
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS
  Net investment income/(loss)      $   (412,917)   $   (476,102)   $    236,659    $    105,771    $  1,088,542    $    359,364
  Net realized gain/(loss) from
    investment transactions           (1,107,203)        401,865      (3,456,930)     (2,529,707)     (2,316,365)     (5,419,221)
  Net realized gain/(loss) from
    foreign currency translations              -               -               -               -               -               -
  Change in unrealized
    appreciation/(depreciation) on
    securities and foreign
    currency translations              9,588,234       2,499,224       5,930,581      (3,098,987)      9,090,560      (1,670,200)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net increase/(decrease) in net
    assets resulting from
    operations                         8,068,114       2,424,987       2,710,310      (5,522,923)      7,862,737      (6,730,057)
                                    -------------   -------------   -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
  Net investment income                        -               -         (93,225)       (142,573)       (888,104)       (166,008)
  Return of capital                            -               -               -               -               -               -
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net decrease from dividends and
    distributions                              -               -         (93,225)       (142,573)       (888,104)       (166,008)
                                    -------------   -------------   -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS
  Shares sold                         39,239,478     140,737,296      14,151,946      70,609,621      28,972,038      73,160,431
  Reinvested dividends and
    distributions                              -               -          92,665         142,060         886,340         165,833
  Shares repurchased                 (53,301,166)    (95,983,544)    (45,505,812)    (35,265,418)    (60,690,304)    (16,600,992)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net increase/(decrease) from
    fund share transactions          (14,061,688)     44,753,752     (31,261,201)     35,486,263     (30,831,926)     56,725,272
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Total net increase/(decrease) in
    net assets                        (5,993,574)     47,178,739     (28,644,116)     29,820,767     (23,857,293)     49,829,207
NET ASSETS
  Beginning of period                 88,340,887      41,162,148      59,020,367      29,199,600      66,366,487      16,537,280
                                    -------------   -------------   -------------   -------------   -------------   -------------
  End of period                     $ 82,347,313    $ 88,340,887    $ 30,376,251    $ 59,020,367    $ 42,509,194    $ 66,366,487
                                    -------------   -------------   -------------   -------------   -------------   -------------
NET ASSETS CONSIST OF
  Paid-in capital                   $ 72,364,340    $ 86,838,945    $ 49,280,564    $ 80,541,765    $ 44,661,874    $ 75,493,800
  Accumulated undistributed net
    investment income/(loss)                   -               -         178,021          34,587         559,802         359,364
  Accumulated undistributed net
    realized gain/(loss) from
    investments                       (1,473,913)       (366,710)    (21,117,209)    (17,660,279)     (8,738,481)     (6,422,116)
  Accumulated net realized
    gain/(loss) from foreign
    currency translations                      -               -               -               -               -               -
  Unrealized
    appreciation/(depreciation):
    on securities                     11,456,886       1,868,652       2,034,875      (3,895,706)      6,025,999      (3,064,561)
    on other assets and
      liabilities denominated in
      foreign currency                         -               -               -               -               -               -
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net Assets                        $ 82,347,313    $ 88,340,887    $ 30,376,251    $ 59,020,367    $ 42,509,194    $ 66,366,487
                                    =============   =============   =============   =============   =============   =============
TRANSACTIONS IN FUND SHARES
  Shares sold                          3,467,652      11,016,203       2,446,314      10,267,215       5,787,036      14,210,465
  Reinvested dividends and
    distributions                              -               -          15,406          21,822         174,133          27,141
  Shares repurchased                  (4,724,938)     (7,497,090)     (7,953,735)     (5,022,326)    (12,373,258)     (3,020,382)
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Net increase/(decrease)             (1,257,286)      3,519,113      (5,492,015)      5,266,711      (6,412,089)     11,217,224
  Shares outstanding beginning of
    period                             7,889,803       4,370,690      10,387,510       5,120,799      13,888,537       2,671,313
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Shares outstanding end of period     6,632,517       7,889,803       4,895,495      10,387,510       7,476,448      13,888,537
                                    =============   =============   =============   =============   =============   =============
PURCHASE AND SALES OF INVESTMENT
SECURITIES
  (excluding Short-Term
    Securities)
  Purchase of securities            $112,992,030    $120,197,753    $ 52,868,818    $ 65,920,440    $ 83,676,470    $ 86,033,626
  Proceeds from sales of
    securities                       125,691,402      75,940,055      80,253,664      32,913,425     114,328,699      28,626,267
  Purchases of long-term U.S.
    government securities                      -               -               -               -               -               -
  Proceeds from sales of long-term
    U.S. government securities                 -               -               -               -               -               -

The accompanying notes are an integral part of the financial statements.

    ------------------------------    ------------------------------    ------------------------------
           ICON SHORT-TERM                  ICON ASIA-PACIFIC                 ICON NORTH EUROPE
          FIXED INCOME FUND                    REGION FUND                       REGION FUND
    ------------------------------    ------------------------------    ------------------------------
       Year Ended September 30,          Year Ended September 30,          Year Ended September 30,
        2003             2002             2003             2002             2003             2002
    -------------    -------------    -------------    -------------    -------------    -------------
    $     19,354     $     39,436      $    45,529     $    (27,574)    $     75,481     $     63,605
               -           (3,820)         745,694       (1,521,036)         120,749       (1,986,214)
               -                -           (1,457)          (4,976)           3,777           (2,705)
         (23,336)          48,870          868,520        2,635,195        2,997,553        2,022,875
    -------------    -------------    -------------    -------------    -------------    -------------
          (3,982)          84,486        1,658,286        1,081,609        3,197,560           97,561
    -------------    -------------    -------------    -------------    -------------    -------------
         (20,760)         (49,945)               -                -          (84,595)         (50,812)
               -                -                -          (39,502)               -          (50,523)
    -------------    -------------    -------------    -------------    -------------    -------------
         (20,760)         (49,945)               -          (39,502)         (84,595)        (101,335)
    -------------    -------------    -------------    -------------    -------------    -------------
      23,499,482      255,440,821        6,269,616      275,462,846       10,203,582      229,035,353
          20,010           61,365                -           39,097           84,466          100,688
     (24,993,710)    (268,209,859)      (8,770,250)    (289,291,282)     (11,035,500)    (235,105,995)
    -------------    -------------    -------------    -------------    -------------    -------------
      (1,474,218)     (12,707,673)      (2,500,634)     (13,789,339)        (747,452)      (5,969,954)
    -------------    -------------    -------------    -------------    -------------    -------------
      (1,498,960)     (12,673,132)        (842,348)     (12,747,232)       2,365,513       (5,973,728)
       7,664,965       20,338,097        6,926,558       19,673,790        8,221,986       14,195,714
    -------------    -------------    -------------    -------------    -------------    -------------
    $  6,166,005     $  7,664,965      $ 6,084,210     $  6,926,558     $ 10,587,499     $  8,221,986
    -------------    -------------    -------------    -------------    -------------    -------------
    $  6,144,408     $  7,618,626      $14,398,301     $ 16,898,935     $ 10,269,565     $ 11,025,148
            (117)           1,289           39,163           (4,909)               -           (3,022)
          (3,820)          (3,820)      (9,207,477)      (9,954,628)      (1,759,346)      (1,876,090)
               -                -         (719,035)        (717,578)        (674,563)        (678,340)
          25,534           48,870        1,573,314          704,738        2,751,093         (245,710)
               -                -              (56)               -              750                -
    -------------    -------------    -------------    -------------    -------------    -------------
    $  6,166,005     $  7,664,965      $ 6,084,210     $  6,926,558     $ 10,587,499     $  8,221,986
    =============    =============    =============    =============    =============    =============
       2,570,121       28,068,293          879,754       41,283,013        1,344,165       30,479,121
           2,181            6,734                -            5,801           13,781           13,231
      (2,733,550)     (29,463,335)      (1,302,144)     (42,957,850)      (1,478,885)     (31,072,840)
    -------------    -------------    -------------    -------------    -------------    -------------
        (161,248)      (1,388,308)        (422,390)      (1,669,036)        (120,939)        (580,488)
         836,843        2,225,151        1,220,321        2,889,357        1,380,293        1,960,781
    -------------    -------------    -------------    -------------    -------------    -------------
         675,595          836,843          797,931        1,220,321        1,259,354        1,380,293
    =============    =============    =============    =============    =============    =============
    $          -     $          -      $ 5,375,821     $  1,257,757     $  8,232,853     $ 10,090,144
               -                -        7,711,768        5,312,778        8,866,056       12,984,070
       1,005,625        2,500,562                -                -                -                -
               -                -                -                -                -                -

     ------------------------------
           ICON SOUTH EUROPE
              REGION FUND
     ------------------------------
        Year Ended September 30,
         2003             2002
     -------------    -------------
     $    (19,824)    $    (24,109)
          558,317         (624,140)
              691         (136,138)
        1,568,069          480,804
     -------------    -------------
        2,107,253         (303,583)
     -------------    -------------
                -          (13,920)
                -                -
     -------------    -------------
                -          (13,920)
     -------------    -------------
       21,160,657       15,771,813
                -           13,904
      (18,624,601)     (18,245,944)
     -------------    -------------
        2,536,056       (2,460,227)
     -------------    -------------
        4,643,309       (2,777,730)
        4,619,140        7,396,870
     -------------    -------------
     $  9,262,449     $  4,619,140
     -------------    -------------
     $ 10,282,481     $  7,901,710
                -         (136,811)
       (1,722,482)      (2,279,449)
         (354,413)        (355,104)
        1,056,629         (511,206)
              234                -
     -------------    -------------
     $  9,262,449     $  4,619,140
     =============    =============
        2,507,561        1,875,759
                -            1,655
       (2,190,470)      (2,162,806)
     -------------    -------------
          317,091         (285,392)
          624,062          909,454
     -------------    -------------
          941,153          624,062
     =============    =============
     $  8,271,751     $    643,683
        6,013,474        1,404,254
                -                -
                -                -

Financial Highlights

                                                                -------------------------------------------------------------
                                                                              ICON CONSUMER DISCRETIONARY FUND
                                                                -------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                  2003         2002         2001         2000         1999
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                            $  10.12     $   8.96     $   9.23      $  9.67      $  7.87
                                                                ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                  (0.08)       (0.06)       (0.01)       (0.02)           -
  Net realized and unrealized gains/(losses) on investments         1.75         1.22        (0.26)       (0.42)        2.04
                                                                ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    1.67         1.16        (0.27)       (0.44)        2.04
                                                                ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                 -            -            -            -            -
  Distributions from net realized gains                                -            -            -            -        (0.24)
                                                                ---------    ---------    ---------    ---------    ---------
Total distributions                                                    -            -            -            -        (0.24)
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                                  $  11.79     $  10.12     $   8.96      $  9.23      $  9.67
                                                                =========    =========    =========    =========    =========

Total return                                                       16.50%       12.95%       (2.93)%      (4.55)%      25.78%

Net assets, end of period (in thousands)                        $150,065     $121,640     $107,075      $40,894      $54,351
Average net assets for the period (in thousands)                 118,834      184,174       78,281       46,246       58,294
Ratio of expenses to average net assets                             1.40%        1.29%        1.37%        1.35%        1.35%
Ratio of net investment income/(loss) to average net assets        (0.79)%      (0.49)%      (0.10)%      (0.27)%      (0.46)%
Portfolio turnover rate                                           174.51%      128.06%       88.20%       88.44%       27.83%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

    ---------------------------------------------------------
                        ICON ENERGY FUND
    ---------------------------------------------------------
                    Year Ended September 30,
      2003        2002        2001        2000        1999
    ---------   ---------   ---------   ---------   ---------

     $ 11.84    $  11.29     $ 13.19     $  7.98     $  6.35
    ---------   ---------   ---------   ---------   ---------
       (0.04)      (0.08)       0.07        0.04        0.01
        1.90        0.65       (0.76)       5.17        1.69
    ---------   ---------   ---------   ---------   ---------
        1.86        0.57       (0.69)       5.21        1.70
    ---------   ---------   ---------   ---------   ---------
           -       (0.02)      (0.09)          -       (0.07)
           -           -       (1.12)          -           -
    ---------   ---------   ---------   ---------   ---------
           -       (0.02)      (1.21)          -       (0.07)
    ---------   ---------   ---------   ---------   ---------

     $ 13.70    $  11.84     $ 11.29     $ 13.19     $  7.98
    =========   =========   =========   =========   =========

       15.71%       5.03%      (6.53)%     65.29%      27.28%

     $55,629    $104,220     $36,945     $44,294     $19,230
      74,883      71,434      49,195      29,564      13,801
        1.40%       1.35%       1.39%       1.36%       1.45%
       (0.29)%     (0.61)%      0.54%       0.43%      (0.26)%
       42.53%      26.30%     134.77%     123.70%      34.41%

     ---------------------------------------------------------
                        ICON FINANCIAL FUND
     ---------------------------------------------------------
                     Year Ended September 30,
       2003        2002        2001        2000        1999
     ---------   ---------   ---------   ---------   ---------
     $   8.84    $  12.04     $ 12.26    $   8.99     $  9.37
     ---------   ---------   ---------   ---------   ---------
         0.05       (0.01)       0.06        0.11        0.02
         1.92       (1.08)       1.13        3.28        1.05
     ---------   ---------   ---------   ---------   ---------
         1.97       (1.09)       1.19        3.39        1.07
     ---------   ---------   ---------   ---------   ---------
        (0.03)          -       (1.41)      (0.12)      (0.06)
            -       (2.11)          -           -       (1.39)
     ---------   ---------   ---------   ---------   ---------
        (0.03)      (2.11)      (1.41)      (0.12)      (1.45)
     ---------   ---------   ---------   ---------   ---------
     $  10.78    $   8.84     $ 12.04    $  12.26     $  8.99
     =========   =========   =========   =========   =========
        22.35%     (11.88)%      9.57%      38.14%      10.05%
     $139,261    $110,116     $54,318    $100,404     $ 5,483
      131,042      60,904      59,425      43,690      10,415
         1.34%       1.36%       1.41%       1.33%       1.58%
         0.54%      (0.06)%      0.51%       1.14%       0.09%
       142.77%      69.58%     174.41%      28.99%      53.29%

                                                                -------------------------------------------------------------
                                                                                    ICON HEALTHCARE FUND
                                                                -------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                  2003         2002         2001         2000         1999
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                            $  10.35      $ 11.57      $ 11.93      $  7.98      $ 11.39
                                                                ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                  (0.09)       (0.12)       (0.10)       (0.08)           -
  Net realized and unrealized gains/(losses) on investments         2.02        (0.49)        0.51         4.34        (0.25)
                                                                ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    1.93        (0.61)        0.41         4.26        (0.25)
                                                                ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                 -            -            -            -            -
  Distributions from net realized gains                                -        (0.56)       (0.77)       (0.31)       (3.16)
  Return of capital                                                    -        (0.05)           -            -            -
                                                                ---------    ---------    ---------    ---------    ---------
Total distributions                                                    -        (0.61)       (0.77)       (0.31)       (3.16)
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                                  $  12.28      $ 10.35      $ 11.57      $ 11.93      $  7.98
                                                                =========    =========    =========    =========    =========

Total return                                                       18.65%       (5.63)%       3.39%       55.35%       (5.34)%

Net assets, end of period (in thousands)                        $141,259      $93,031      $33,646      $49,066      $24,550
Average net assets for the period (in thousands)                 120,068       44,042       35,981       38,688       29,272
Ratio of expenses to average net assets                             1.34%        1.39%        1.45%        1.38%        1.40%
Ratio of net investment income/(loss) to average net assets        (0.84)%      (1.05)%      (0.98)%      (0.74)%      (0.83)%
Portfolio turnover rate                                            85.52%      104.90%      145.08%      115.05%       85.99%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

    -------------------------------------------------------------
                        ICON INDUSTRIALS FUND
    -------------------------------------------------------------
                      Year Ended September 30,
      2003         2002         2001         2000         1999
    ---------    ---------    ---------    ---------    ---------

    $   7.96     $   8.55      $  9.07      $ 10.31      $  9.45
    ---------    ---------    ---------    ---------    ---------
       (0.05)       (0.02)       (0.02)        0.03         0.01
        0.89        (0.57)       (0.48)       (0.47)        1.63
    ---------    ---------    ---------    ---------    ---------
        0.84        (0.59)       (0.50)       (0.44)        1.64
    ---------    ---------    ---------    ---------    ---------
           -            -        (0.02)           -        (0.02)
           -            -            -        (0.80)       (0.76)
           -            -            -            -            -
    ---------    ---------    ---------    ---------    ---------
           -            -        (0.02)       (0.80)       (0.78)
    ---------    ---------    ---------    ---------    ---------

    $   8.80     $   7.96      $  8.55      $  9.07      $ 10.31
    =========    =========    =========    =========    =========

       10.55%       (6.90)%      (5.55)%      (4.32)%      16.89%

    $132,554     $ 63,919      $76,325      $22,068      $21,004
      70,382      107,335       55,928       21,220       24,387
        1.43%        1.30%        1.38%        1.38%        1.41%
       (0.64)%      (0.24)%      (0.16)%       0.34%        0.10%
       90.49%       99.22%       72.65%       72.90%       47.97%

     -------------------------------------------------------------
                   ICON INFORMATION TECHNOLOGY FUND
     -------------------------------------------------------------
                       Year Ended September 30,
       2003         2002         2001         2000         1999
     ---------    ---------    ---------    ---------    ---------
     $   5.98     $   7.80     $  22.13      $ 19.00      $  9.20
     ---------    ---------    ---------    ---------    ---------
        (0.08)       (0.10)       (0.10)       (0.05)           -
         2.37        (1.72)       (4.03)        9.62        10.58
     ---------    ---------    ---------    ---------    ---------
         2.29        (1.82)       (4.13)        9.57        10.58
     ---------    ---------    ---------    ---------    ---------
            -            -            -            -            -
            -            -       (10.20)       (6.44)       (0.78)
            -            -            -            -            -
     ---------    ---------    ---------    ---------    ---------
            -            -       (10.20)       (6.44)       (0.78)
     ---------    ---------    ---------    ---------    ---------
     $   8.27     $   5.98     $   7.80      $ 22.13      $ 19.00
     =========    =========    =========    =========    =========
        38.29%      (23.33)%     (32.90)%      59.24%      119.53%
     $307,972     $ 75,623     $118,851      $46,689      $55,126
      190,287      189,972       99,875       56,279       66,977
         1.35%        1.31%        1.37%        1.35%        1.37%
        (1.16)%      (1.09)%      (0.90)%      (0.23)%      (1.06)%
       155.39%      190.09%       70.32%      137.69%       31.75%

                                                                -------------------------------------------------------------
                                                                           ICON LEISURE AND CONSUMER STAPLES FUND
                                                                -------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                  2003         2002         2001         2000         1999
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                             $ 11.20      $  9.42      $  9.24      $ 12.05      $ 11.79
                                                                ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                  (0.06)       (0.07)       (0.05)        0.01         0.10
  Net realized and unrealized gains/(losses) on investments         1.28         1.85         0.26         0.25         1.61
                                                                ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    1.22         1.78         0.21         0.26         1.71
                                                                ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                 -            -        (0.01)           -        (0.27)
  Distributions from net realized gains                                -            -        (0.02)       (3.07)       (1.18)
                                                                ---------    ---------    ---------    ---------    ---------
Total distributions                                                    -            -        (0.03)       (3.07)       (1.45)
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                                   $ 12.42      $ 11.20      $  9.42      $  9.24      $ 12.05
                                                                =========    =========    =========    =========    =========

Total return                                                       10.89%       18.90%        2.26%        5.27%       14.76%

Net assets, end of period (in thousands)                         $82,347      $88,341      $41,162      $ 7,765      $31,559
Average net assets for the period (in thousands)                  80,928       86,202       41,086       18,029       40,054
Ratio of expenses to average net assets                             1.38%        1.34%        1.40%        1.51%        1.38%
Ratio of net investment income/(loss) to average net assets        (0.51)%      (0.55)%      (0.50)%       0.13%       (0.12)%
Portfolio turnover rate                                           139.54%       90.43%      148.23%       24.50%       49.22%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

    -------------------------------------------------------------
                         ICON MATERIALS FUND
    -------------------------------------------------------------
                      Year Ended September 30,
      2003         2002         2001         2000         1999
    ---------    ---------    ---------    ---------    ---------

     $  5.68      $  5.70      $  6.49      $  7.31      $  6.58
    ---------    ---------    ---------    ---------    ---------
        0.03         0.02         0.02         0.03         0.02
        0.50        (0.01)       (0.74)       (0.85)        0.74
    ---------    ---------    ---------    ---------    ---------
        0.53         0.01        (0.72)       (0.82)        0.76
    ---------    ---------    ---------    ---------    ---------
       (0.01)       (0.03)       (0.07)           -        (0.03)
           -            -            -            -            -
    ---------    ---------    ---------    ---------    ---------
       (0.01)       (0.03)       (0.07)           -        (0.03)
    ---------    ---------    ---------    ---------    ---------

     $  6.20      $  5.68      $  5.70      $  6.49      $  7.31
    =========    =========    =========    =========    =========

        9.36%        0.06%      (11.07)%     (11.22)%      11.65%

     $30,376      $59,020      $29,200      $18,162      $26,373
      40,156       45,917       24,544       23,620       17,145
        1.47%        1.36%        1.47%        1.41%        1.45%
        0.59%        0.23%        0.40%        0.42%        0.16%
      130.01%       74.55%       91.28%       91.76%      118.29%

     -------------------------------------------------------------
                ICON TELECOMMUNICATION & UTILITIES FUND
     -------------------------------------------------------------
                       Year Ended September 30,
       2003         2002         2001         2000         1999
     ---------    ---------    ---------    ---------    ---------
      $  4.78      $  6.19      $  8.13      $10.04       $14.17
     ---------    ---------    ---------    ---------    ---------
         0.10         0.10         0.09        0.20         0.83
         0.87        (1.45)       (1.52)       0.99         1.18
     ---------    ---------    ---------    ---------    ---------
         0.97        (1.35)       (1.43)       1.19         2.01
     ---------    ---------    ---------    ---------    ---------
        (0.06)       (0.06)       (0.11)      (0.16)       (1.02)
            -            -        (0.40)      (2.94)       (5.12)
     ---------    ---------    ---------    ---------    ---------
        (0.06)       (0.06)       (0.51)      (3.10)       (6.14)
     ---------    ---------    ---------    ---------    ---------
      $  5.69      $  4.78      $  6.19      $ 8.13       $10.04
     =========    =========    =========    =========    =========
        20.36%      (22.05)%     (18.74)%     14.99%       15.25%
      $42,509      $66,366      $16,537      $8,619       $7,129
       53,219       20,196       13,554       7,231        9,825
         1.41%        1.50%        1.54%       1.53%        1.59%
         2.05%        1.78%        1.22%       2.43%        1.84%
       158.24%      137.81%       46.10%      41.86%       18.85%

                                                                -------------------------------------------------------------
                                                                              ICON SHORT-TERM FIXED INCOME FUND
                                                                -------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                  2003         2002         2001         2000         1999
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                             $ 9.16       $ 9.14       $  9.14      $ 9.15       $ 9.79
                                                                ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                  0.02         0.05          0.26        0.39         0.43
  Net realized and unrealized gains/(losses) on investments       (0.02)       (0.00)         0.02        0.02        (0.12)
                                                                ---------    ---------    ---------    ---------    ---------
Total from investment operations                                      -         0.05          0.28        0.41         0.31
                                                                ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            (0.03)       (0.03)        (0.28)      (0.39)       (0.65)
  Distributions from net realized gains                               -            -             -       (0.03)       (0.30)
  Return of capital                                                   -            -             -           -            -
                                                                ---------    ---------    ---------    ---------    ---------
Total distributions                                               (0.03)       (0.03)        (0.28)      (0.42)       (0.95)
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                                   $ 9.13       $ 9.16       $  9.14      $ 9.14       $ 9.15
                                                                =========    =========    =========    =========    =========

Total return                                                      (0.02)%       0.96%         3.15%       4.45%        3.54%

Net assets, end of period (in thousands)                         $6,166       $7,665       $20,338      $5,386       $5,111
Average net assets for the period (in thousands)                  7,255        7,643         6,276       5,367        4,658
Ratio of expenses to average net assets                            1.42%+       1.35%+        1.52%       1.52%        1.06%++
Ratio of net investment income/(loss) to average net assets        0.27%+       0.52%+        2.85%       4.16%        4.42%++
Portfolio turnover rate                                            0.00%        0.00%         0.00%      53.26%       53.22%

(x)  Calculated using the average share method
++ Includes change in accounting estimate; see notes. If this change had not been made, the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.
+ Includes advisory fees waiver (Note 2). If this waiver had not been made, the ratio of expenses to average net assets would have been 1.43% in 2003 and 1.41% in 2002 and the ratio of net investment income to average net assets would have been 0.26% in 2003 and 0.58% in 2002.

The accompanying notes are an integral part of the financial statements.

    ---------------------------------------------------------
                  ICON ASIA-PACIFIC REGION FUND
    ---------------------------------------------------------
                    Year Ended September 30,
      2003        2002        2001        2000        1999
    ---------   ---------   ---------   ---------   ---------

     $ 5.68      $  6.81     $ 10.25     $ 10.87     $  6.09
    ---------   ---------   ---------   ---------   ---------
       0.04        (0.19)       0.07        0.03       (0.01)
       1.90        (0.91)      (3.51)      (0.65)       4.79
    ---------   ---------   ---------   ---------   ---------
       1.94        (1.10)      (3.44)      (0.62)       4.78
    ---------   ---------   ---------   ---------   ---------
          -            -           -           -           -
          -            -           -           -           -
          -        (0.03)          -           -           -
    ---------   ---------   ---------   ---------   ---------
          -        (0.03)          -           -           -
    ---------   ---------   ---------   ---------   ---------

     $ 7.62      $  5.68     $  6.81     $ 10.25     $ 10.87
    =========   =========   =========   =========   =========

      34.15%      (16.29)%    (33.56)%     (5.70)%     78.49%

     $6,084      $ 6,927     $19,684     $25,710     $33,564
      6,683       12,142      18,749      32,629      29,191
       1.98%        1.66%       1.70%       1.53%       1.59%
       0.68%       (0.23)%      0.75%       0.24%      (0.57)%
      81.44%       14.43%      55.58%     101.88%      62.82%

     ---------------------------------------------------------
                   ICON NORTH EUROPE REGION FUND
     ---------------------------------------------------------
                     Year Ended September 30,
       2003        2002        2001        2000        1999
     ---------   ---------   ---------   ---------   ---------
      $  5.96     $  7.24     $ 11.79     $ 11.74     $ 11.63
     ---------   ---------   ---------   ---------   ---------
         0.06        0.04        0.09        0.04       (0.05)
         2.45       (1.25)      (3.31)       1.21        1.51
     ---------   ---------   ---------   ---------   ---------
         2.51       (1.21)      (3.22)       1.25        1.46
     ---------   ---------   ---------   ---------   ---------
            -       (0.04)          -           -       (0.17)
        (0.06)          -       (1.33)      (1.20)      (1.18)
            -       (0.03)          -           -           -
     ---------   ---------   ---------   ---------   ---------
        (0.06)      (0.07)      (1.33)      (1.20)      (1.35)
     ---------   ---------   ---------   ---------   ---------
      $  8.41     $  5.96     $  7.24     $ 11.79     $ 11.74
     =========   =========   =========   =========   =========
        42.60%     (16.94)%    (30.29)%     10.43%      12.78%
      $10,587     $ 8,222     $14,196     $33,315     $23,971
        8,571      13,347      18,204      29,412      30,993
         2.00%       1.72%       1.65%       1.52%       1.59%
         0.88%       0.48%       0.97%       0.30%       0.25%
        98.91%      91.99%      41.67%      34.24%      50.36%

                                                                -------------------------------------------------------------
                                                                                ICON SOUTH EUROPE REGION FUND
                                                                -------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                  2003         2002         2001         2000         1999
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                             $ 7.40       $ 8.13       $10.14       $10.12       $11.87
                                                                ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                                 (0.02)       (0.04)        0.05         0.02         0.02
  Net realized and unrealized gains/(losses) on investments        2.46        (0.67)       (2.06)           -         1.06
                                                                ---------    ---------    ---------    ---------    ---------
Total from investment operations                                   2.44        (0.71)       (2.01)        0.02         1.08
                                                                ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                -        (0.02)           -            -        (0.03)
  Distributions from net realized gains                               -            -            -            -        (2.80)
                                                                ---------    ---------    ---------    ---------    ---------
Total distributions                                                   -        (0.02)           -            -        (2.83)
                                                                ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                                   $ 9.84       $ 7.40       $ 8.13       $10.14       $10.12
                                                                =========    =========    =========    =========    =========

Total return                                                      32.97%       (8.76)%     (19.82)%       0.20%        6.41%

Net assets, end of period (in thousands)                         $9,262       $4,619       $7,397       $6,560       $5,298
Average net assets for the period (in thousands)                  6,774        5,706        7,935        7,109        8,107
Ratio of expenses to average net assets*                           1.87%        2.14%        1.96%        1.80%        1.81%
Ratio of net investment income/(loss) to average net assets*      (0.29)%      (0.42)%       0.55%        0.18%       (0.53)%
Portfolio turnover rate                                          101.37%       12.26%       84.49%       62.17%       70.65%

(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

SEPTEMBER 30, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer Discretionary Fund ("Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), ICON Telecommunication & Utilities Fund ("Telecomm & Utilities Fund"), (collectively, the "Domestic Funds"), and ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON North Europe Region Fund ("N. Europe Region Fund"), ICON South Europe Region Fund ("S. Europe Region Fund") (collectively, the "International Funds") and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are five other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     The Domestic and International Funds invest primarily in securities of companies whose principal business activities fall within specific industries or regions. The Short-Term Fixed Income Fund invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to seek high current income consistent with the preservation of capital.

     The Funds may have elements of risk, including the risk of loss of principal. An investment in a non-diversified sector or region fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. The market value of individual securities held by the Funds is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     There were no repurchase agreements purchased or sold by the Funds during the year ended September 30, 2003.

Foreign Currency Translation.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Forward Foreign Currency Contracts.

The International Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions.

Each Fund (other than the Short-Term Fixed Income Fund) may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain. (See Note 6 -- Tax Matter.)

     Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Short-Term Fixed Income Fund distributes net investment income, if any, monthly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.

Meridian Investment Management Corporation ("Meridian") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. Meridian receives a monthly management fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets and 0.65% of the Short-Term Fixed Income Fund's average net assets. Due to the current low interest rates on the investments in the Short-Term Fixed Income Fund, Meridian has contractually agreed to waive its advisory fee on any day the income from these investments is not adequate to cover the Short-Term Fixed Income Fund's daily expenses. Meridian waived advisory fees of $232 for the period ended September 30, 2003.

Transfer Agent, Custody and Accounting Fees.

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. Transfer agency and domestic custody are paid at an annual rate of 0.065% on the Trust's first $500 million of daily average net assets, 0.06% on the next $1 billion of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1.5 billion. The Funds also pay for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

     On behalf of the International Funds, U.S. Bancorp has entered into an agreement with JP Morgan Chase Co. ("Chase") to provide international custodial services. The International Funds pay an annual rate of 0.125% of average daily net assets plus a per trade transaction cost for these custodial services.

Administrative Services

The Trust has entered into an administrative services agreement with Meridian. This agreement provided for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million for the period October 1, 2002 to August 31, 2003. For the period starting September 1, 2003 the agreement provides for an annual fee of 0.05% on the first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.

Related Parties.

Certain officers and directors of Meridian are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

     The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2011.

     In 2003, the Funds noted below incurred "post October" losses during the period from November 1, 2002 through September 30, 2003. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2004.

                                                               ACCUMULATED     POST OCTOBER
                                                              CAPITAL LOSSES    DEFERRALS
ICON Consumer Discretionary                                    $(23,539,098)    $        0
ICON Energy Fund                                                 (8,047,287)    (5,865,468)
ICON Financial Fund (Note 6)                                     (3,207,869)             0
ICON Healthcare Fund                                             (3,187,635)    (6,683,043)
ICON Industrials Fund                                           (24,988,739)    (4,972,388)
ICON Information Technology Fund                                (94,440,205)             0
ICON Leisure and Consumer Staples Fund                           (1,473,913)             0
ICON Materials Fund                                             (20,433,121)      (362,259)
ICON Telecommunication & Utilities Fund                          (6,262,905)    (2,441,985)
ICON Short-Term Fixed Income Fund                                    (3,820)             0
ICON Asia-Pacific Region Fund                                    (9,769,168)             0
ICON North Europe Region Fund                                    (2,433,905)             0
ICON South Europe Fund                                           (2,076,909)             0

The difference between book and tax net appreciation and depreciation of investments is wash sale loss deferrals and corporate actions. The Financial Fund, the Materials Fund, and the Asia-Pacific Region Fund had significant wash sale deferrals of $2,186,843, $321,830, and $138,690 respectively. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2003 are as follows:

                                          FEDERAL TAX     UNREALIZED     UNREALIZED    NET APPRECIATION
                                              COST       APPRECIATION   DEPRECIATION    (DEPRECIATION)
ICON Consumer Discretionary Fund          $122,558,803   $31,878,117    $ (4,219,470)    $27,658,647
ICON Energy Fund                            47,164,763     9,023,342        (754,054)      8,269,288
ICON Financial Fund                        126,942,553    14,931,416      (2,747,545)     12,183,871
ICON Healthcare Fund                       114,984,157    29,028,837      (2,810,606)     26,218,231
ICON Industrials Fund                      115,983,759    18,944,664      (3,529,528)     15,415,136
ICON Information Technology Fund           248,190,837    71,201,124     (10,908,490)     60,292,634
ICON Leisure and Consumer Staples Fund      70,998,867    12,863,782      (1,406,896)     11,456,886
ICON Materials Fund                         28,597,184     2,851,075      (1,138,030)      1,713,045
ICON Telecommunication & Utilities Fund     36,436,052     6,922,286        (929,877)      5,992,409
ICON Short-Term Fixed Income Fund            6,129,746        25,534              --          25,534
ICON Asia-Pacific Region Fund                4,667,496     1,501,912         (67,344)      1,434,568
ICON North Europe Region Fund                7,852,004     2,777,680         (25,837)      2,751,843
ICON South Europe Region Fund                8,185,200     1,230,289        (173,426)      1,056,863

The tax composition of distributions from ordinary income and return of capital for the year ended September 30, 2003 were as follows:

                        ORDINARY INCOME   RETURN OF
                         DISTRIBUTIONS     CAPITAL
ICON Financial Fund        $399,824            --
ICON Materials Fund          93,225            --
ICON North Europe
  Region Fund                76,465        $8,130
ICON Short-Term Fixed
  Income Fund                20,760            --
ICON Telecommunication
  & Utilities Fund          888,104            --

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997, which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998, the net estimated remaining overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided the benefit.

     During the year ended September 30, 1999, as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539, which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

5. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Information Technology Fund during the 12 months ended September 30, 2003, were as follows:

                             NUMBER OF   PREMIUMS
                             CONTRACTS   RECEIVED
Options outstanding,
  beginning of period           300      $ 78,697
Options written during
  period                          -             -
Options expired during
  period                          -             -
Options closed during
  period                          -             -
Options exercised during
  period                       (300)     $(78,697)
                               ----      --------
Options outstanding, end of
  period                          0      $      0
                               ====      ========

6. TAX MATTER -- FINANCIAL FUND

For the year ended September 30, 2002 the Financial Fund ("Fund") did not qualify as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code but no income tax expense resulted because the Fund incurred ordinary and capital losses for that year. The Fund requalified as a RIC in the year ended September 30, 2003, and therefore incurred no income tax expense.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE ICON FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, ICON Short-Term Fixed Income Fund, ICON Asia-Pacific Region Fund, ICON North Europe Region Fund, and ICON South Europe Region Fund (thirteen of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado

November 12, 2003

Board of Trustees and Fund Officers

(unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 52, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception in 1996. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of Meridian Investment Management Corporation ("Meridian"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of Meridian Clearing Corporation ("MCC"), the Funds' Distributor. Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of Meridian Management & Research Corporation ("MM&R"), the parent company of Meridian and MCC.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 53. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 54. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott is Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to present). Mr. Scott was previously Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).

R. MICHAEL SENTEL, 55. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the FDIC with responsibility for the Rocky Mountain Region (1991-1994).

JONATHAN F. ZESCHIN, 50. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin is also a Director of the Wasatch Funds (2002 to present); and a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to present).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 52. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as Meridian's President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of MCC. Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/ Treasurer (1994 to 1998) of MM&R.

ERIK L. JONSON, 54. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Vice President (1998 to present) of Meridian; Chief Financial Officer, Secretary and Director (1996 to present) of MM&E; and Vice President and Treasurer (March 2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) of MCC.

ANDRA C. OZOLS, 42. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Vice President, General Counsel and Secretary (March 2002 to present and January 1998 to October 1998) of Meridian; Vice President and Secretary (March 2002 to present) of MCC and Director (June 2003 to present) of MM&R. Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February 2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

     The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

     Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442.

Other Information

(unaudited)

PROXY VOTING BY THE FUNDS

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities can be obtained free of charge by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities will be available free of charge no later than August 31, 2004 by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

[ICON FUNDS LOGOS]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call 1-800-764-0442 or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, share classes, and risks. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                       I-117-SEC
--------------------------------------------------------------------------------

                               INVESTMENT UPDATE
                               SEPTEMBER 30, 2003
                             ICON CORE EQUITY FUND

                                    [PHOTO]

                                 ANNUAL REPORT


                               [ICON FUNDS LOGOS]

Table of Contents



 ABOUT THIS REPORT                          ............................................2

 MESSAGE FROM ICON FUNDS                    ............................................4

 MANAGEMENT OVERVIEW                        ............................................6

 SCHEDULE OF INVESTMENTS                    ............................................8

 FINANCIAL STATEMENTS                       ...........................................11

 FINANCIAL HIGHLIGHTS                       ...........................................13

 NOTES TO FINANCIAL STATEMENTS              ...........................................14

 REPORT OF INDEPENDENT AUDITORS             ...........................................17

 BOARD OF TRUSTEES AND FUND OFFICERS
 (UNAUDITED)                                ...........................................18

 OTHER INFORMATION (UNAUDITED)              ...........................................20

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------


All total returns mentioned in this report account for the change in the Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call 1-800-764-0442 or visit www.iconfunds.com for the most recent returns.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. The Fund's percentage holdings as of September 30, 2003 are included in the Schedule of Investments.

     In April 2003,  Standard & Poor's  made  revisions  to its Global  Industry
Classification   Standard,   including   changes  in  industry   categories  and
definitions. The Schedule of Investments reflects these changes.

     Certain companies' stock performance during the period is mentioned in the Management Overview. While ICON's investment methodology does not consider company-specific factors, they may impact a stock's performance, and therefore, Fund performance.

     There are risks associated with mutual fund investing including the risk of loss of principal. An investment concentrated in sectors and industries may involve greater risk and volatility than a diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

--------------------------------------------------------------------------------
COMPARATIVE INDEX
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Fund's performance against a specific securities index. The index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Fund's portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in the index.

     The unmanaged Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

     This report also includes certain industry performance which is based on the returns of the capitalization-weighted S&P 1500 Sector and Industry Indexes. These Industry Indexes are based on specific classifications determined by Standard & Poor's.

     Index returns and statistical data included in this report are provided by Bloomberg.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

In looking back over the past 12 months, several statements from previous annual reports provide an interesting insight into the events that unfolded during the period.

FEAR, DISGUST AND GREAT BARGAINS

To begin, I recall the ICON annual report for the fiscal year ended September 30, 2002. In our letter to shareholders, we remarked that "the current environment has all the characteristics of a market bottom -- fear, disgust, negative news, and great bargains." We went on to say that "we anticipate a broad-based advance when the market emerges from its current cycle."

     Shortly after that was written, on October 9, 2002, the market indeed hit a bottom, reeling from the emotional stranglehold of impending war and corporate governance scandals. Amid the uncertainty that permeated the landscape, a speculative relief rally took hold during the fourth quarter of 2002. While not the broad advance we were expecting, stocks moved decisively higher though remained widely disconnected from our estimate of fair value for longer than we've experienced.

     From that October low through September 30, 2003, the S&P 1500 Index, the Funds' primary domestic benchmark, rallied dramatically, gaining an impressive 31.39%. While this reversal was certainly an accurate call by our system, we admit that it was neither clairvoyance nor providence on our part. It was simply the inherent nature of sticking to ICON's valuation discipline.

     Having calculated in October 2002 that stocks on average were priced 55% below fair value, we thought it best to capitalize on that opportunity and be patient. Although we may have been early, our investment methodology dictated that we be invested to participate. At the same time, it meant we had to look past the headlines and at times take the market's punishment. Other investors chose to wait for the return of clarity and better economic conditions before leaving the sidelines; by then, however, it may have been too late.

A MOVE TOWARD FAIR VALUE

Following the pre-war jitters that sent the market to yet another low on March 11, 2003, stocks embarked upon a broad six-month rally. However, even in the context of this all-encompassing advance, some sectors were more eager than others. Favored groups, such as Information Technology, Consumer Discretionary, Financials, and Industrials, led the market's ascent. In the natural ebb and flow of business cycles, these moves would be historically consistent with the start of an economic expansion. Yet, if asked whether they were based on the expectation of a recovery or some other triggering event, we would say no.

     We believe the recent surge in stock prices is nothing more than a move toward fair value. Put another way, we view it as an acknowledgement by many investors that the macro setting was not as discouraging as they initially thought. Stocks were simply oversold, and investors came to realize they were wrong for taking them to extreme lows.

[SIDENOTE]
"With stocks priced 55% below fair value based on our model, we thought it best to capitalize on that opportunity and be patient."

[SIDENOTE]
"Stocks were simply oversold, and investors came to realize they were wrong for taking them to extreme lows."

     While economic conditions have certainly improved in the past year, we do not believe that a strong recovery or boom is necessary to prolong the rally. Our experience tells us it is simply the natural behavior of a rational market. There have been few newsworthy events that have boosted the market since the March 2003 bottom. We do not expect that any are needed for the move toward fair value to continue.

RIDING THE THEME

As prices resume the march toward fair value, and investors' skepticism gives way to optimism, we may in fact see the return of a momentum mentality. Were this to occur, it would not surprise us to see stocks exceed fair value by the end of the calendar year. At present, however, we believe the market has not gotten ahead of itself, and the broad representation of sector and industry leadership makes sense to our system. In the meantime, we expect prices will gradually continue their move toward fair value despite the prognostications of naysayers and the traditional "wall of worry" that resides on Wall Street.

     Recently, the mutual fund industry has been tarnished by the actions of some brokers and personnel at advisory firms. We find these reports deeply troubling and want you to know ICON's position on the issues facing mutual funds:

- we do not and have not had agreements that permit the illegal practice of buying Fund shares after the market close

- we are not aware of any ICON personnel who have participated in timing the Funds

- we do not knowingly permit excessive trading in the ICON Funds, and we take aggressive steps to restrict market timing. Only time will tell how the industry will overcome these scandals. You hire us to implement a strict management discipline, and our service staff is equally committed to implementing a rigid system of monitoring Fund activity for any sign of activity that would negatively impact shareholders.

     I'd like to close with a story that characterizes our investment methodology. While making a presentation at an investor seminar some years ago, an attendee commented that the ICON approach to investing seemed much like piloting a plane. When I asked what he meant by that, he observed that take-offs and landings are critical, and in between it is fairly routine. In our system, capturing industry leadership is critical and in between those rotations, we ride the theme. As of this writing, we consider ourselves to be at cruising altitude.

     We witnessed an unusual market during the past 12 months. Thank you for giving ICON the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, D.B.A.

Chairman of the Board of Trustees and Chief Investment Officer of the Adviser

[SIDENOTE]
"We do not expect that newsworthy events are needed for the move toward fair value to continue."

Management Overview

ICON CORE EQUITY FUND

A discussion with the Portfolio Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Core Equity Fund, Class I rose 17.05% for the fiscal year ended September 30, 2003, while its Class C shares appreciated 16.24%. Although we were pleased with the Fund's absolute returns, performance fell short of the Fund's benchmark, the S&P 1500 Index, which returned 24.69% over the same time period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

The market experienced two distinct themes during the reporting period. The first, a speculative eight-week surge off the market low of early October 2002, featured lower-quality companies that were inconsistent with the Fund's investment methodology. For that reason, the Fund was not positioned to capture what at the time appeared to be unsustainable gains. A pullback between December 2002 and early-March 2003 confirmed these assumptions as industry leadership proved both intermittent and fear-based.

     Amid the market bottom of mid-March, geopolitical concerns inexplicably transformed into cautious optimism. In the absence of a triggering event, a second theme emerged as a broad market rally ensued. This time, however, the advance was driven by higher-quality companies and emphasized economically sensitive sectors such as Information Technology, Consumer Discretionary and Financials. As victory in Iraq enabled war-fixated investors to acknowledge improving economic fundamentals, the rally extended into late September before cooling slightly.

     Against this backdrop, value was widespread within the market, reaching record highs by our calculations during the fall 2002 and spring 2003 periods. While the Fund emphasized economically sensitive sectors demonstrating both value and relative strength, shifts in market themes were sudden and swift. Consequently, a broad positioning was maintained in an attempt to capture leadership wherever it emerged. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE? Our goal is to keep the Core Equity Fund diversified among sectors and industries. Although positioned for a broad rally, the Fund was adjusted slightly following the October 2002 market low to increase its exposure to economically sensitive sectors. January 2003 saw a more significant shift as Energy and Healthcare were substantially reduced while Information Technology and Consumer Discretionary were more heavily weighted. By March 2003, leadership had further concentrated as relative strength finally emerged across a number of cyclical industries, including consumer finance, diversified financial services, Internet software & services, semiconductors and specialty stores. These rotations proved advantageous for the Fund as cyclical stocks rallied on post-war optimism and a brighter economic outlook.

     With this resurgence in cyclical stocks following the mid-March market bottom, the Energy sector lagged in the move back toward fair value and was removed from the Fund. Numerous challenges dampened investor interest, even as energy prices surged late in the period. Healthcare also encountered difficulties, ranging from increased regulatory scrutiny to slowing pharmaceutical sales. Fortunately, the Fund maintained limited exposure to the sector, which at period-end centered on the increasingly attractive managed healthcare industry.

     Measurable individual contributors to Fund performance for the period included OmniVision Technologies, Inc., a maker of semiconductor imaging devices. The company easily topped Wall Street earnings and revenue forecasts while raising its outlook on strong demand. Meanwhile, audio equipment manufacturer Harman International Industries Inc. advanced as it continued to gain market share in its automotive platforms.

     Among the Fund's performance laggards, discount lodging provider Hotels.com trimmed its near-term guidance, citing lower sales and higher marketing costs. Elsewhere, Web security firm Internet Security Systems Inc., tumbled after missing Wall Street consensus estimates on lower revenue. By the end of the period, both of these stocks had been sold.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

Despite robust gains in the market during the period, valuation readings still point to a sizable gap between stock prices and fair value. Assuming this gap continues to close, leadership may come from the economically sensitive Consumer Discretionary and Industrials sectors, which continue to demonstrate relative strength against the broader market.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   98.7%

Top 10 Equity Holdings                                                     17.3%

Number of Stocks                                                              86

Cash Equivalents                                                            1.4%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Michaels Stores, Inc.                                                       1.9%

Labor Ready, Inc.                                                           1.8%

Dollar Tree Stores, Inc.                                                    1.8%

j2 Global Communications, Inc.                                              1.8%

Providian Financial Corporation                                             1.7%

Citigroup Inc.                                                              1.7%

University of Phoenix Online                                                1.7%

JetBlue Airways Corporation                                                 1.7%

Georgia-Pacific Corp.                                                       1.6%

Stratasys, Inc.                                                             1.6%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
September 30, 2003
--------------------------------------------------------------------------------


Consumer Discretionary                                             21.3%
Information Technology                                             20.4%
Industrials                                                        19.2%
Financial                                                          16.8%
Leisure and Consumer Staples                                        8.4%
Materials                                                           5.2%
Healthcare                                                          4.2%
Telecommunication & Utilities                                       3.2%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                             INCEPTION      ONE       FIVE        SINCE
                                                DATE        YEAR      YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class I               10/12/00      17.05%     N/A        4.43%
------------------------------------------------------------------------------------------
S&P 1500 Index                                              24.69%     N/A       -6.72%
------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class C               11/27/00      16.24%     N/A        3.84%
------------------------------------------------------------------------------------------
S&P 1500 Index                                              24.69%     N/A       -6.72%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              ICON CORE EQUITY FUND - CLASS I             S&P 1500 INDEX
                                                              -------------------------------             --------------
10/12/00                                                                   10000                              10000
3/31/01                                                                    10810                               8861
9/30/01                                                                    10040                               8037
3/31/02                                                                    13234                               9049
9/30/02                                                                     9717                               6525
3/31/03                                                                     8715                               6818
9/30/03                                                                    11374                               8135

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns.

Schedule of Investments

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 98.7%

CONSUMER DISCRETIONARY 21.3%
APPAREL RETAIL 4.4%
    18,500   Abercrombie & Fitch Co.(a)   $   512,635
    23,100   Chico's FAS, Inc.(a)             707,784
    25,300   Christopher & Banks
             Corporation                      603,658
    16,200   Jos. A. Bank Clothiers,
             Inc.(a)                          712,314
    32,100   Pacific Sunwear of
             California, Inc.(a)              663,186
-----------------------------------------------------
                                            3,199,577

AUTOMOBILE MANUFACTURERS 1.2%
    19,500   Winnebago Industries, Inc.       869,310

CATALOG RETAIL 0.8%
    51,800   J. Jill Group Inc.(a)            595,700

COMPUTER & ELECTRONICS RETAIL 1.8%
    14,100   Best Buy Co., Inc.(a)            670,032
    22,200   Electronics Boutique
             Holdings Corp.(a)                634,254
-----------------------------------------------------
                                            1,304,286
CONSUMER ELECTRONICS 1.6%
    11,700   Harman International
             Industries, Incorporated       1,150,695

DEPARTMENT STORES 1.0%
    17,000   Federated Department
             Stores, Inc.                     712,300

GENERAL MERCHANDISE STORES 1.8%
    39,300   Dollar Tree Stores, Inc.(a)    1,318,515

HOMEBUILDING 1.9%
     9,500   Centex Corporation               739,860
    10,300   Hovnanian Enterprises,
             Inc.(a)                          663,011
-----------------------------------------------------
                                            1,402,871

INTERNET RETAIL 1.5%
    20,300   eBay Inc.(a)                   1,086,050

SPECIALTY STORES 5.3%
     6,100   AutoZone, Inc.(a)                546,133
    33,500   Michaels Stores, Inc.          1,365,460
    22,400   The Sports Authority,
             Inc.(a)                          704,704
    28,900   United Auto Group, Inc.(a)       664,700
    14,700   Zale Corporation(a)              652,827
-----------------------------------------------------
                                            3,933,824
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY               15,573,128
FINANCIAL 16.8%
ASSET MANAGEMENT & CUSTODY BANKS 1.1%
    28,000   The Bank of New York
             Company, Inc.                    815,080

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

CONSUMER FINANCE 5.6%
    97,400   AmeriCredit Corp.(a)         $ 1,003,220
    20,000   Capital One Financial
             Corporation                    1,140,800
    35,200   First Cash Financial
             Services, Inc.(a)                705,056
   105,700   Providian Financial
             Corporation(a)                 1,246,203
-----------------------------------------------------
                                            4,095,279

DIVERSIFIED BANKS 1.1%
    26,600   FleetBoston Financial
             Corporation                      801,990

DIVERSIFIED CAPITAL MARKETS 1.3%
    28,300   J.P. Morgan Chase & Co.          971,539

INVESTMENT BANKING & BROKERAGE 2.1%
    11,700   Lehman Brothers Holdings
             Inc.                             808,236
    14,800   Morgan Stanley                   746,808
-----------------------------------------------------
                                            1,555,044

LIFE & HEALTH INSURANCE 1.9%
    18,800   Lincoln National
             Corporation                      665,144
    49,200   UnumProvident Corporation        726,684
-----------------------------------------------------
                                            1,391,828

OTHER DIVERSIFIED FINANCIAL
SERVICES 1.7%
    27,100   Citigroup Inc.                 1,233,321

PROPERTY & CASUALTY INSURANCE 1.2%
    15,800   MBIA Inc.                        868,526

THRIFTS & MORTGAGE FINANCE 0.8%
    15,600   The PMI Group, Inc.              526,500
-----------------------------------------------------
TOTAL FINANCIAL                            12,259,107

HEALTHCARE 4.2%
MANAGED HEALTH CARE 4.2%
    20,300   Coventry Health Care,
             Inc.(a)                        1,070,622
    62,100   Humana Inc.(a)                 1,120,905
    18,200   PacifiCare Health Systems,
             Inc.(a)                          888,160
-----------------------------------------------------
                                            3,079,687
-----------------------------------------------------
TOTAL HEALTHCARE                            3,079,687

INDUSTRIALS 19.2%
AIRLINES 4.4%
    74,100   ExpressJet Holdings,
             Inc.(a)                        1,022,580
    19,900   JetBlue Airways
             Corporation(a)                 1,211,512
    55,500   SkyWest, Inc.                    961,260
-----------------------------------------------------
                                            3,195,352

CONSTRUCTION & ENGINEERING 4.7%
    31,700   Chicago Bridge & Iron
             Company N.V. -- ADR              860,972
    24,600   Fluor Corporation                918,318
    16,400   Jacobs Engineering Group
             Inc.(a)                          739,640
    47,000   URS Corporation(a)               911,800
-----------------------------------------------------
                                            3,430,730

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES 7.4%
    15,900   Apollo Group, Inc.(a)        $ 1,049,877
    26,000   Career Education
             Corporation(a)                 1,177,800
    18,800   Corinthian Colleges,
             Inc.(a)                        1,074,608
    15,200   Education Management
             Corporation(a)                   876,584
    18,300   University of Phoenix
             Online(a)                      1,220,061
-----------------------------------------------------
                                            5,398,930

EMPLOYMENT SERVICES 2.7%
    23,000   Gevity HR, Inc.                  337,640
   131,500   Labor Ready, Inc.(a)           1,321,575
    13,400   Resources Connection,
             Inc(a)                           322,806
-----------------------------------------------------
                                            1,982,021
-----------------------------------------------------
TOTAL INDUSTRIALS                          14,007,033

INFORMATION TECHNOLOGY 20.4%
APPLICATION SOFTWARE 0.9%
    35,200   Magma Design Automation,
             Inc.(a)                          690,624

COMMUNICATIONS EQUIPMENT 3.0%
    26,700   Cisco Systems, Inc.(a)           523,320
    20,200   SafeNet, Inc.(a)                 729,826
    30,400   UTStarcom, Inc.(a)               966,720
-----------------------------------------------------
                                            2,219,866

COMPUTER HARDWARE 3.0%
    59,300   Neoware Systems, Inc.(a)       1,012,251
    27,700   Stratasys, Inc.(a)             1,180,574
-----------------------------------------------------
                                            2,192,825

COMPUTER STORAGE & PERIPHERALS 1.1%
    15,000   Avid Technology, Inc.(a)         795,000

INTERNET SOFTWARE & SERVICES 6.4%
    32,700   Digital Insight
             Corporation(a)                   650,730
    29,100   FindWhat.com(a)                  503,139
    34,100   j2 Global Communications,
             Inc.(a)                        1,290,003
    14,700   Sohu.com Inc.(a)                 457,905
    28,900   United Online, Inc.(a)         1,005,431
    36,000   Websense, Inc.(a)                765,720
-----------------------------------------------------
                                            4,672,928

IT CONSULTING & OTHER SERVICES 1.5%
    30,700   Cognizant Technology
             Solutions Corporation(a)       1,119,322
SEMICONDUCTOR EQUIPMENT 0.9%
    11,200   Cabot Microelectronics
             Corporation(a)                   623,056

SEMICONDUCTORS 3.6%
    18,200   International Rectifier
             Corporation(a)                   681,408
    26,400   OmniVision Technologies,
             Inc.(a)                        1,114,608
    41,000   Zoran Corporation(a)             799,500
-----------------------------------------------------
                                            2,595,516
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY               14,909,137

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

LEISURE AND CONSUMER STAPLES 8.4%
BROADCASTING & CABLE TV 1.2%
    23,100   EchoStar Communications
             Corporation(a)               $   884,730

CASINOS & GAMING 0.9%
    15,500   Harrah's Entertainment,
             Inc.                             652,705

HOTELS, RESORTS & CRUISE LINES 2.0%
    72,100   Prime Hospitality Corp.(a)       626,549
    30,200   Royal Caribbean Cruises
             Ltd.(f)                          848,922
-----------------------------------------------------
                                            1,475,471

LEISURE PRODUCTS 1.4%
    40,200   Action Performance
             Companies, Inc.                  982,488

MOVIES & ENTERTAINMENT 2.0%
    26,100   Fox Entertainment Group,
             Inc.(a)                          730,539
    36,400   The Walt Disney Company          734,188
-----------------------------------------------------
                                            1,464,727

RESTAURANTS 0.9%
    16,600   CEC Entertainment Inc.(a)        650,720
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          6,110,841

MATERIALS 5.2%
METAL & GLASS CONTAINERS 1.0%
   103,600   Crown Holdings, Inc.(a)          699,300

PAPER PRODUCTS 1.6%
    48,800   Georgia-Pacific Corp.          1,182,912

SPECIALTY CHEMICALS 0.6%
    12,200   Cytec Industries Inc.(a)         445,300

STEEL 2.0%
    96,800   Allegheny Technologies,
             Inc.                             634,040
    37,100   Carpenter Technology
             Corporation                      795,424
-----------------------------------------------------
                                            1,429,464
-----------------------------------------------------
TOTAL MATERIALS                             3,756,976

TELECOMMUNICATION & UTILITIES 3.2%
WIRELESS TELECOMMUNICATION SERVICES 3.2%
    32,500   America Movil S.A. de
             C.V. -- ADR                      751,075
    13,600   AO VimpelCom(a) -- ADR           827,696
    39,200   Nextel Communications,
             Inc.(a)                          772,632
-----------------------------------------------------
                                            2,351,403
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES         2,351,403
-----------------------------------------------------
TOTAL COMMON STOCKS
             (COST $62,065,121)            72,047,312

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENT 1.4%
$1,014,382   American Family Demand
             Note, 0.741%#                $ 1,014,382
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
             (COST $1,014,382)              1,014,382
-----------------------------------------------------
TOTAL INVESTMENTS 100.1%
             (COST $63,079,503)            73,061,694
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.1%)          (30,714)
-----------------------------------------------------
NET ASSETS 100.0%                         $73,030,980
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

(f)  Foreign security

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003
ASSETS
  Investments, at cost                          $63,079,503
                                               --------------
  Investments, at value                          73,061,694
  Cash                                                  951
  Receivables:
    Fund shares sold                                115,936
    Interest                                            504
    Dividends                                        28,942
  Other assets                                        5,981
                                               --------------
  Total Assets                                   73,214,008
                                               --------------

LIABILITIES
  Payables:
    Fund shares redeemed                             45,123
    Advisory fees                                    46,736
    Accrued distribution fees                        38,438
    Fund accounting, custodial and transfer
      agent fees                                     14,935
    Administration fees                               3,107
  Accrued expenses                                   34,689
                                               --------------
  Total Liabilities                                 183,028
                                               --------------
Net Assets -- all share classes                 $73,030,980
                                               --------------
Net Assets -- Class I                           $37,603,252
                                               --------------
Net Assets -- Class C                           $35,427,728
                                               --------------
  Shares outstanding
    (unlimited shares authorized, no par
    value)
      Class I                                     3,380,149
      Class C                                     3,256,158
  Net asset value
    (offering price and redemption price per
    share)
      Class I                                   $     11.12
      Class C                                   $     10.88

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003
INVESTMENT INCOME
  Interest                                      $     7,621
  Dividends                                         650,113
                                               --------------
  Total Investment Income                           657,734
                                               --------------

EXPENSES
  Advisory fees                                     483,554
  Distribution fees:
    Class I                                          85,613
    Class C                                         304,612
  Fund accounting, custodial and transfer
    agent fees                                       77,710
  Administration fees                                29,253
  Audit fees                                         17,500
  Registration fees                                  26,784
  Legal fees                                          6,726
  Insurance expense                                   4,510
  Trustee fees and expenses                           5,036
  Shareholder reports                                20,742
  Interest expense                                    7,421
  Other expenses                                     56,183
                                               --------------
  Total Expenses                                  1,125,644
                                               --------------
NET INVESTMENT LOSS                                (467,910)
                                               --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS
  Net realized loss from investment
    transactions                                 (3,558,157)
  Change in net unrealized appreciation on
    securities                                   13,315,101
                                               --------------
  Net realized and unrealized gain on
    investments                                   9,756,944
                                               --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                      $ 9,289,034
                                               ==============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED                 YEAR ENDED
                                                              SEPTEMBER 30, 2003         SEPTEMBER 30, 2002
                                                              ------------------         ------------------
OPERATIONS
  Net investment loss                                            $   (467,910)              $   (480,772)
  Net realized loss from investment transactions                   (3,558,157)               (10,021,608)
  Change in unrealized appreciation on securities                  13,315,101                    443,874
                                                              ------------------         ------------------
  Net increase (decrease) in net assets resulting from
    operations                                                      9,289,034                (10,058,506)
                                                              ------------------         ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net capital gains                                                         -                 (1,006,043)
                                                              ------------------         ------------------
  Net decrease from dividends and distributions                             -                 (1,006,043)
                                                              ------------------         ------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                        15,777,863                 34,716,434
    Class C                                                        17,459,010                 31,557,074
  Reinvested dividends and distributions
    Class I                                                                 -                    721,301
    Class C                                                                 -                    258,376
  Shares repurchased
    Class I                                                       (25,007,736)               (11,255,160)
    Class C                                                       (14,463,137)                (4,542,647)
                                                              ------------------         ------------------
  Net (decrease)/increase from fund share transactions             (6,234,000)                51,455,378
                                                              ------------------         ------------------
  Total net increase in net assets                                  3,055,034                 40,390,829
                                                              ------------------         ------------------
NET ASSETS
  Beginning of period                                              69,975,946                 29,585,117
                                                              ------------------         ------------------
  End of period                                                  $ 73,030,980               $ 69,975,946
                                                              ------------------         ------------------
NET ASSETS CONSIST OF
  Paid-in capital                                                $ 76,607,158               $ 83,333,008
  Accumulated undistributed net investment loss                             -                          -
  Accumulated undistributed net realized loss from
    investments                                                   (13,558,369)               (10,024,152)
  Unrealized appreciation/(depreciation) on securities              9,982,191                 (3,332,910)
                                                              ------------------         ------------------
Net Assets                                                       $ 73,030,980               $ 69,975,946
                                                              ==================         ==================
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                         1,599,134                  3,071,043
    Class C                                                         1,836,853                  2,737,279
  Reinvested dividends and distributions
    Class I                                                                 -                     59,809
    Class C                                                                 -                     21,603
  Shares repurchased
    Class I                                                        (2,665,419)                (1,000,690)
    Class C                                                        (1,544,876)                  (428,625)
                                                              ------------------         ------------------
  Net (decrease)/increase                                            (774,308)                 4,460,419
                                                              ------------------         ------------------
  Shares outstanding beginning of period                            7,410,615                  2,950,196
                                                              ------------------         ------------------
  Shares outstanding end of period                                  6,636,307                  7,410,615
                                                              ==================         ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                         $121,427,409               $111,655,519
  Proceeds from sales of securities                               129,023,828                 60,207,796

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                     CLASS I          CLASS I            CLASS I             CLASS C          CLASS C
                                  FOR THE YEAR     FOR THE YEAR       FOR THE PERIOD      FOR THE YEAR     FOR THE YEAR
                                      ENDED            ENDED         OCTOBER 12, 2000         ENDED            ENDED
                                  SEPTEMBER 30,    SEPTEMBER 30,      (INCEPTION) TO      SEPTEMBER 30,    SEPTEMBER 30,
                                      2003             2002         SEPTEMBER 30, 2001        2003             2002
                                  -------------    -------------    ------------------    -------------    -------------

Net asset value, beginning of
period                               $  9.50          $ 10.04            $ 10.00             $  9.36          $  9.98
                                  -------------    -------------    ------------------    -------------    -------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment loss(x)               (0.04)           (0.07)             (0.05)              (0.11)           (0.15)
  Net realized and unrealized
    gains/(losses) on
    investments                         1.66            (0.20)              0.09                1.63            (0.20)
                                  -------------    -------------    ------------------    -------------    -------------
Total from investment
  operations                            1.62            (0.27)              0.04                1.52            (0.35)
                                  -------------    -------------    ------------------    -------------    -------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net
    investment income                   0.00             0.00               0.00                0.00             0.00
  Distributions from net
    realized gains                      0.00            (0.27)              0.00                0.00            (0.27)
                                  -------------    -------------    ------------------    -------------    -------------
Total distributions                     0.00            (0.27)              0.00                0.00            (0.27)
                                  -------------    -------------    ------------------    -------------    -------------

Net asset value, end of period       $ 11.12          $  9.50            $ 10.04             $ 10.88          $  9.36
                                  =============    =============    ==================    =============    =============

Total return                           17.05%           (3.23)%             0.40%(b)           16.24%           (4.07)%

Net assets, end of period (in
  thousands)                         $37,603          $42,232            $23,261             $35,428          $27,744
Average net assets for the
  period (in thousands)              $34,007          $37,577            $23,802             $30,459          $19,849
Ratio of expenses to average
  net assets                            1.39%            1.36%              1.60%*              2.14%            2.11%
Ratio of net investment loss
  to average net assets                (0.37)%          (0.58)%            (0.36)%*            (1.12)%          (1.33)%
Portfolio turnover rate               188.07%          107.82%            124.61%(a)          188.07%          107.82%

                                     CLASS C
                                  FOR THE PERIOD
                                NOVEMBER 28, 2000
                                  (INCEPTION) TO
                                SEPTEMBER 30, 2001
                                ------------------
Net asset value, beginning of
period                               $ 10.62
                                ------------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment loss(x)               (0.10)
  Net realized and unrealized
    gains/(losses) on
    investments                        (0.54)
                                ------------------
Total from investment
  operations                           (0.64)
                                ------------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net
    investment income                   0.00
  Distributions from net
    realized gains                      0.00
                                ------------------
Total distributions                     0.00
                                ------------------
Net asset value, end of period       $  9.98
                                ==================
Total return                           (0.20)%(b)
Net assets, end of period (in
  thousands)                         $ 6,324
Average net assets for the
  period (in thousands)              $ 2,920
Ratio of expenses to average
  net assets                            2.23%*
Ratio of net investment loss
  to average net assets                (1.24)%*
Portfolio turnover rate               124.61%(a)

 *  Annualized for periods less than a year
(x) Calculated using the average share method
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (inception) to September 30, 2001.
(b) Since the Fund was in existence for less than one year in 2001, the total return calculation is for the period indicated.

Notes to Financial Statements

SEPTEMBER 30, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Core Equity Fund (the "Fund") is a series fund of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end investment management company. The Fund commenced operations on October 12, 2000 and offers two classes of shares. There are currently 17 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     The Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Fund is to provide long-term capital appreciation with a secondary objective of capital preservation. The Fund may have elements of risk, including the risk of loss of principal. Additionally, an investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.

The Fund's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. The market value of individual securities held by the Fund is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.

Repurchase agreements, if held by the Fund, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     No repurchase agreements were purchased or sold by the Fund during the year ended September 30, 2003.

Income Taxes.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, accordingly, the Fund will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that it intends to make sufficient distributions of net investment income and net realized capital gain.

     Dividends paid by the Fund from net investment income and distributions of net realized short-term gains are for federal income tax purposes taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.

Each class of the Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be attributable to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.

Meridian Investment Management Corporation ("Meridian") serves as the investment adviser to the Fund and is responsible for managing the Fund's portfolios of securities. Meridian receives a monthly management fee that is computed daily at an annual rate of 0.75% of the Fund's average daily net assets.

Transfer Agent, Custody and Accounting Fees.

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Fund. The Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the Trust's first $500 million of average daily net assets, 0.06% on the next $1.5 billion of average daily net assets, and 0.05% on the average daily net assets in excess of $2 billion. The Trust pays a minimum fee for fund accounting of $37,500 on the first $100 million of average daily net assets, 0.0125% on the next $200 million and 0.0075% on the average daily net assets in excess of $300 million. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of the average daily net assets.

Administrative Services.

The Trust has entered into an administrative services agreement with Meridian. This agreement provided for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million for the period October 1, 2002 to August 31, 2003 and 0.05% on the Trust's first $1.5 billion of average daily net assets and 0.045% on the average daily net assets in excess of $1.5 billion for the period starting September 1, 2003.

Distribution Fees.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Fund is authorized to compensate the Fund's distributor, Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the year ended September 30, 2003 the total amounts paid or payable to MCC pursuant to the 12b-1 Plan were $304,612 on the Class C shares and $85,613 on the Class I shares.

Related parties.

Certain  officers  and  directors  of  Meridian  and MCC are also  officers  and
trustees  of  the  Funds;   however,  such  officers  and  trustees  receive  no
compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

     The difference between book and tax net appreciation or depreciation of investment is wash sale loss deferrals and corporate actions. The aggregate composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2003 are as follows:

Federal Tax Cost                       $63,079,503
Unrealized Appreciation                $11,965,773
Unrealized Depreciation                $(1,983,582)
Net Appreciation                       $ 9,982,191

     The tax components of capital shown in the table below represent: (1) losses or deductions the portfolio may be able to offset against income and gains recognized in future years, and (2) post October loss deferrals.

     Accumulated capital losses noted below represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire on September 30, 2010 and 2011.

     In 2003, the portfolio incurred "post October" losses during the period from November 1, 2002 through September 30, 2003. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2004.

Accumulated Capital Losses             $(11,898,396)
Post October Deferrals                 $ (1,659,973)

Report of Independent Auditors

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ICON FUNDS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Core Equity Fund (one of the portfolios constituting ICON Funds, hereafter referred to as the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado

November 12, 2003

Board of Trustees and Fund Officers

(unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 52, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception in 1996. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of Meridian Investment Management Corporation ("Meridian"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of Meridian Clearing Corporation ("MCC"), the Funds' Distributor. Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of Meridian Management & Research Corporation ("MM&R"), the parent company of Meridian and MCC.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 53. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 54. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott is Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to present). Mr. Scott was previously Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).

R. MICHAEL SENTEL, 55. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the FDIC with responsibility for the Rocky Mountain Region (1991-1994).

JONATHAN F. ZESCHIN, 50. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin is also a Director of the Wasatch Funds (2002 to present); and a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to present).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 52. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as Meridian's President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of MCC. Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/ Treasurer (1994 to 1998) of MM&R.

ERIK L. JONSON, 54. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Vice President (1998 to present) of Meridian; Chief Financial Officer, Secretary and Director (1996 to present) of MM&R; and Vice President and Treasurer (March 2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) of MCC.

ANDRA C. OZOLS, 42. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Vice President, General Counsel and Secretary (March 2002 to present and January 1998 to October 1998) of Meridian; Vice President and Secretary (March 2002 to present) of MCC and Director (June 2003 to present) of MM&R. Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February 2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

     The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

     Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442.

Other Information

(unaudited)

PROXY VOTING BY THE FUND

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities can be obtained free of charge by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities will be available free of charge no later than August 31, 2004 by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

[ICON FUNDS LOGOS]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Fund's shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call 1-800-764-0442 or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, share classes, and risks. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                       I-118-CEQ
--------------------------------------------------------------------------------

                               INVESTMENT UPDATE
                               SEPTEMBER 30, 2003
                                 ICON BOND FUND


                                    [PHOTO]

                                 ANNUAL REPORT


                               [ICON FUNDS LOGOS]

Table of Contents



 ABOUT THIS REPORT                          ............................................2

 MESSAGE FROM ICON FUNDS                    ............................................4

 MANAGEMENT OVERVIEW                        ............................................6

 SCHEDULE OF INVESTMENTS                    ............................................8

 FINANCIAL STATEMENTS                       ...........................................10

 FINANCIAL HIGHLIGHTS                       ...........................................12

 NOTES TO FINANCIAL STATEMENTS              ...........................................13

 REPORT OF INDEPENDENT AUDITORS             ...........................................16

 BOARD OF TRUSTEES AND FUND OFFICERS
 (UNAUDITED)                                ...........................................17

 OTHER INFORMATION (UNAUDITED)              ...........................................19

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------


All total returns mentioned in this report account for the change in the Fund's per-share price and the reinvestment of any dividends and capital gains distributions. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call 1-800-764-0442 or visit www.iconfunds.com for the most recent returns.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------


Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. The Fund's percentage holdings as of September 30, 2003 are included in the Schedule of Investments.

     There are risks associated with mutual fund investing, including the risk of loss of principal. The Fund may invest in medium- and lower-quality debt securities. These high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

--------------------------------------------------------------------------------
COMPARATIVE INDEX
--------------------------------------------------------------------------------


The comparative index discussed in this report is meant to provide a basis for judging the Fund's performance against a specific securities index. The benchmark accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Fund's portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in the index.

     The unmanaged Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

     Index returns and statistical data included in this report are provided by Bloomberg and Lehman Brothers.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

A year has passed since the launch of the ICON Bond Fund, and we are pleased to report that this alternative for increasingly difficult and volatile markets has exceeded expectations. Not by guessing where interest rates or the economy are headed. Rather, by employing a disciplined methodology of sector rotation and strict valuation analysis. In viewing the bond market as one asset class, we rotate around the duration and quality grid, selling sectors that appear overpriced and buying those that appear underpriced.

     Looking back over the fiscal year, several statements from the ICON Bond Fund semiannual report for the six-month period ended March 31, 2003 provide an interesting insight into the events that later unfolded.

THE BENEFICIARY OF PESSIMISM

At the time, we commented that "the bond market was the beneficiary of the pessimism, uncertainty and fear that permeated the investment community." With investors fixated on impending war and perceived economic stagnation, stock and bond prices became detached from intrinsic value. While stocks were trading as high as 55% below our estimate of fair value, U.S. Treasury securities were in the midst of a flight-to-quality rally that boosted their valuations to lofty levels.

     Corporate bonds, meanwhile, had languished amid economic and default concerns. We went on to say that "by favoring the comfort of government bonds, investors were allowing corporate and lower-quality bonds to be priced at discounts to our estimate of fair value." However, as stocks rebounded off the market lows of October 2002 and March 2003, Treasuries bid a hasty retreat. In contrast, lower-grade corporate bonds mirrored relief-based advances in the stock market. One other observation from the semiannual report bears mentioning. "Yet even in the context of this rotation-driven rally, the mispriced corporate sector appeared much more eager in its surge back toward fair value." This surge was no more apparent than in the second half of the fiscal year. As the end of military action in Iraq gave way to a brighter economic outlook, corporate bonds strengthened in light of better-than-expected company profits and rising stock prices. While this reversal was certainly an accurate call by our system, we admit that it was neither clairvoyance nor providence on our part. It was simply the inherent nature of sticking to ICON's valuation discipline.

[SIDENOTE]

"With investors fixated on impending war and perceived economic stagnation, stock and bond prices became detached from intrinsic value."

A MOVE TOWARD FAIR VALUE

We believe the recent surge in corporate bond prices is nothing more than a move toward fair value. Put another way, we view it as an acknowledgement by many investors that the macro setting was not as discouraging as they initially thought. Corporate and high-yield bonds were simply oversold, and investors came to realize they were wrong for taking them to extreme lows.

     While economic conditions have certainly improved in the past year, we do not believe that a strong recovery or boom is necessary to prolong the rally. Our experience tells us it is simply the natural behavior of a rational market. There have been few newsworthy events that have boosted the market since the March 2003 bottom. We do not expect that any are needed for the move toward fair value to continue.

RECENT PRESS ON MUTUAL FUNDS

Recently, the mutual fund industry has been tarnished by the actions of some brokers and personnel at advisory firms. We find these reports deeply troubling and want you to know ICON's position on the issues facing mutual funds:

- we do not and have not had agreements that permit the illegal practice of buying Fund shares after the market close

- we are not aware of any ICON personnel who have participated in timing the Funds

- we do not knowingly permit excessive trading in the ICON Funds, and we take aggressive steps to restrict market timing.

     Only time will tell how the industry will overcome these scandals. You hire us to implement a strict management discipline, and our service staff is equally committed to implementing a rigid system of monitoring the Fund for any sign of activity that would negatively impact shareholders.

RIDING THE THEME

I'd like to close with a story that characterizes our investment methodology. While making a presentation at an investor seminar some years ago, an attendee commented that the ICON approach to investing seemed much like piloting a plane. When I asked what he meant by that, he observed that take-offs and landings are critical, and in between it is fairly routine. In our system, capturing sector leadership is critical and in between those rotations, we ride the theme. As of this writing, we consider ourselves to be at cruising altitude.

     We witnessed an unusual market during the past 12 months. Thank you for giving ICON the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, D.B.A.

Chairman of the Board of Trustees and Chief Investment Officer of the Adviser

[SIDENOTE]

"The recent surge in corporate bond prices is an acknowledgement by many investors that the macro setting was not as discouraging as they initially thought."

Management Overview

ICON BOND FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

For the fiscal year ended September 30, 2003, the ICON Bond Fund, Class I climbed 8.19% versus a one-year return of 7.12% for its benchmark, the Lehman Brothers U.S. Universal Index. Moreover, the Fund's Class C shares appreciated 9.98% since their October 21, 2002 inception, while the Index returned 8.96% over the same time period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

A seesaw rotation marked the first half of the fiscal year, as investors shifted between the safety of U.S. Treasuries and the higher yields of corporate bonds. In both cases, robust demand propelled prices higher, sending yields lower across the entire maturity spectrum.

     Despite mostly favorable conditions for government and agency securities, signs emerged that the rally may have run its course. Amid growing concern that an improving economic and geopolitical outlook could produce a sharp reversal in the overbought Treasury market, lower-quality investment-grade bonds and high-yield debt enjoyed a strong resurgence, benefiting from wider yield spreads.

     As the second half got underway, investors continued to abandon Treasuries in light of better-than-expected corporate earnings and higher stock prices. Higher-yielding fixed-income securities assumed leadership before retreating abruptly in late June 2003, as the bond market reacted to a disappointing reduction in the overnight lending rate. Nevertheless, rates remained near historic lows until late June, when a spate of positive economic reports exacerbated the sell-off, pushing Treasury yields dramatically higher before moderating later in the period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Early in the  reporting  period our  valuation  model  indicated  a  significant pricing disconnect in the corporate bond market, particularly within the lower-quality investment-grade and high-yield debt sectors. The Fund purchased these issues within its investment limitations at sizable discounts to historical averages. However, the Fund was early in rotating from overvalued government and agency bonds to more attractively valued corporate credits. As
Treasuries rallied amid stock market weakness, corporate bonds backpedaled, causing a drag on performance.

     Despite this near-term setback, our valuation and relative strength readings continued to suggest that corporates were poised to outperform going forward. Higher-yielding corporate bonds outpaced government issues, coinciding with a sustained post-war surge in stocks and a tightening of credit spreads. This upward move was not without its bumps as corporates retreated in unison with the July spike in the 10-year Treasury yield. However, the bond market rebounded strongly in August and September as investors capitalized on attractive valuations, improving credit fundamentals, and declining default risk.

WHAT IS THE INVESTMENT OUTLOOK FOR THE BOND MARKET?

Although improving economic conditions have pushed bond yields off their historical lows, we believe the current low-inflation environment could very well support sustainable growth without a corresponding rise in interest rates. While higher yields paid by lower-quality investment-grade and high-yield corporate bonds could offset the dilutive effects of rising rates, we have taken steps to lessen our interest rate exposure by shortening the Fund's average duration. Under these conditions, and based on our model, it is our belief that corporate bonds may outperform their government counterparts for the foreseeable future.

[SIDENOTE]

PORTFOLIO COMPOSITION
September 30, 2003
Corporate Bonds                                                            67.5%

Convertible Bonds                                                           1.8%

U.S. Government                                                             9.7%

U.S. Agency                                                                10.2%

Investment Grade+                                                          75.6%

High-Yield/High-Risk+                                                      24.4%

Equities                                                                    1.0%

Short-Term Investments                                                      8.5%
+ Percentages are based upon total bond holdings.
Percentages are based upon net assets.

[SIDENOTE]

PORTFOLIO HIGHLIGHTS
September 30, 2003
Number of Bonds                                                               78

Number of Equities                                                             1

Weighted average maturity*                                           10.37 years

Weighted average duration*                                            6.07 years

30-Day Current Yield

(after expense limitation)                                                 3.75%

30-Day Current Yield

(before expense limitation)                                                3.17%
* Excluding cash and equivalents.
Yield will fluctuate.

--------------------------------------------------------------------------------
 TOP 10 BOND HOLDINGS
 September 30, 2003
--------------------------------------------------------------------------------

U.S. Treasury, 5.000%, 2-15-11                                            2.8%
Tennessee Valley Authority, 5.625%, 1-18-11                               2.2%
Federal National Mortgage Association (FNMA) Notes, 7.125%, 1-15-30       2.2%
Owens-Illinois Inc. Senior Notes, 8.100%, 5-15-07                         2.1%
Computer Associates International Inc. Senior Notes, 6.375%, 4-15-05      2.1%
U.S. Treasury, 4.875%, 2-15-12                                            1.8%
Ford Motor Company Notes, 7.450%, 7-16-31                                 1.8%
Hertz Corp. Senior Notes, 7.625%, 6-1-12                                  1.8%
PSEG Power LLC Guaranteed, 6.950%, 6-1-12                                 1.7%
U.S. Treasury, 6.625%, 5-15-07                                            1.6%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                           INCEPTION         ONE       FIVE        SINCE
                                             DATE            YEAR      YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class I                       10/1/02       8.19%      N/A        8.19%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                         7.12%      N/A        7.12%
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class C                      10/21/02        N/A      N/A         9.98%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                          N/A      N/A         8.96%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              ICON BOND FUND - CLASS I       LEHMAN BROTHERS U.S. UNIVERSAL INDEX
                                                              ------------------------       ------------------------------------
10/1/02                                                                10000                                 10000
12/31/02                                                               10053                                 10199
3/31/03                                                                10245                                 10383
6/30/03                                                                10854                                 10703
9/30/03                                                                10819                                 10712

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns.

Schedule of Investments

SCHEDULE OF INVESTMENTS

September 30, 2003

PRINCIPAL AMOUNT                         MARKET VALUE
-----------------------------------------------------
BONDS 89.2%

CORPORATE BONDS 67.5%
$  450,000   Allied Waste North America
             Inc. Guaranteed, 10.000%,
             8-1-09                       $   487,688
   372,000   AT&T Corporation Notes,
             7.750%, 3-1-07                   421,480
   450,000   AT&T Wireless Services Inc.
             Senior Notes, 8.750%,
             3-1-31                           556,578
   500,000   Boeing Co. Debentures,
             8.750%, 8-15-21                  632,070
   350,000   Capital One Financial Corp.
             Senior Notes, 6.875%,
             2-1-06                           380,716
   400,000   Capital One Financial Corp.
             Notes, 6.500%, 7-30-04           414,240
   391,000   Cendant Corp. Senior Notes,
             7.375%, 1-15-13                  450,771
   525,000   CITGroup Inc. Senior Notes,
             7.750%, 4-2-12                   623,105
   400,000   Comcast Corp. Notes,
             8.875%, 5-1-17                   521,136
   500,000   Comcast Corp. Notes,
             6.200%, 11-15-08                 552,559
   800,000   Computer Associates
             International Inc. Senior
             Notes, 6.375%, 4-15-05           844,000
   300,000   Cox Communications Inc.
             Notes, 7.750%,11-1-10            358,317
   500,000   CSC Holdings Inc. Senior
             Notes, 7.250%, 7-15-08           498,750
   600,000   Echostar Communications
             Corp. Senior Notes, 9.375%,
             2-1-09                           639,750
   260,000   FairFax Financial Holdings
             Notes, 7.375%, 3-15-06(f)        260,000
     6,000   First American Corp.
             Debentures, 7.550%, 4-1-28         6,617
   783,000   Ford Motor Company Notes,
             7.450%, 7-16-31                  722,111
   350,000   Ford Motor Credit Co.
             Notes, 7.375%, 10-28-09          373,066
   185,000   GTE North Inc. Debentures,
             6.940%, 4-15-28                  198,788
   300,000   The Gap Inc. Notes,
             10.550%, 12-15-08                360,750
   350,000   The Gap Inc. Notes, 6.900%,
             9-15-07                          376,250
   410,000   General Electric Capital
             Corp. Notes,
             6.750%, 3-15-32                  462,689
   354,000   General Electric Capital
             Corp. Notes, 7.375%,
             1-19-10                          420,375
   600,000   General Motors Acceptance
             Co. Notes, 6.125%, 8-28-07       634,360
   537,000   General Motors Acceptance
             Co. Notes, 7.200%, 1-15-11       565,857
   240,000   Georgia-Pacific Corp.
             Notes, 8.875%, 5-15-31           241,200
   350,000   Georgia-Pacific Corp.
             Debentures, 7.375%, 12-1-25      309,750
   300,000   Goldman Sachs Group Inc.
             Notes, 6.600%, 1-15-12           339,541

-----------------------------------------------------
PRINCIPAL AMOUNT                         MARKET VALUE
$  600,000   Halliburton Company Notes,
             6.000%, 8-1-06               $   621,000
   680,000   Hertz Corp. Senior Notes,
             7.625%, 6-1-12                   711,198
   300,000   Hilton Hotels Corp. Senior
             Notes, 7.500%, 12-15-17          304,500
   500,000   Household Finance Corp.
             Senior Unsubordinated,
             5.875%, 2-1-09                   548,271
   400,000   JC Penney Co. Inc.
             Debentures, 7.950%, 4-1-17       422,000
   455,000   J.P. Morgan Chase & Co.
             Subordinated Notes, 6.750%,
             8-15-08                          522,950
   500,000   Liberty Media Corp.
             Debentures, 8.250%, 2-1-30       578,843
   250,000   Marsh Supermarket Inc.
             Guaranteed, 8.875%, 8-1-07       235,000
   500,000   Mediacom Broadband LLC
             Guaranteed, 11.000%,
             7-15-13                          526,250
   500,000   Morgan Stanley Notes,
             7.250%, 4-1-32                   584,072
   500,000   Motorola Inc. Debentures,
             6.500%, 11-15-28                 481,875
   440,000   News American Holdings Inc.
             Debentures, 7.750%, 2-1-24       514,851
   300,000   News America Holdings
             Guaranteed, 8.150%,
             10-17-36                         368,864
   575,000   Nextel Communications Inc.
             Senior Notes, 9.375%,
             11-15-09                         623,875
   829,000   Owens-Illinois Inc. Senior
             Notes, 8.100%, 5-15-07           850,761
   345,000   Pep Boys Manny Moe & Jack
             Notes, 7.000%, 6-1-05            350,175
   300,000   Phillips Petroleum Notes,
             8.750%, 5-25-10                  380,954
   600,000   PSEG Power LLC Guaranteed,
             6.950%, 6-1-12                   677,329
   350,000   Royal Caribbean Cruises
             Ltd. Senior Notes, 6.750%,
             3-15-08(f)                       353,500
   382,000   SBC Communications Inc.
             Notes, 6.250%, 3-15-11           426,724
   160,000   SEMCO Energy Senior Notes,
             8.000%, 6-30-16                  158,400
   300,000   Sears Roebuck & Co. Notes,
             6.500%, 12-1-28                  309,030
   305,000   Sears Roebuck & Co. Notes,
             6.700%, 4-15-12                  345,939
   300,000   Starwood Hotels & Resorts
             Worldwide Inc. Guaranteed,
             7.875%, 5-1-12                   328,500
   515,000   Tesoro Petroleum Corp.
             Guaranteed, 9.000%, 7-1-08       502,125
   399,000   Time Warner Inc.
             Debentures, 7.570%, 2-1-24       448,336
   350,000   Toys R Us Inc. Notes,
             7.625%, 8-1-11                   381,053
   250,000   Tyco International Ltd.
             Guaranteed, 6.125%,
             11-1-08(f)                       261,250
   560,000   Verizon New Jersey Inc.
             Debentures, 5.875%, 1-17-12      607,899

SCHEDULE OF INVESTMENTS

September 30, 2003

PRINCIPAL AMOUNT                         MARKET VALUE
-----------------------------------------------------
w$ 300,000   Winn Dixie Stores Inc.
             Guaranteed, 8.875%, 4-1-08   $   310,500
   300,000   Wisconsin Power & Light Co.
             Notes, 7.000%, 6-15-07           338,815
-----------------------------------------------------
TOTAL CORPORATE BONDS                      26,727,353
CONVERTIBLE BONDS 1.8%
   223,000   GTECH Holdings Corp.,
             1.750%, 12-15-21             $   359,588
   400,000   Providian Financial Corp.,
             3.250%, 8-15-05                  374,000
-----------------------------------------------------
TOTAL CONVERTIBLE BONDS                       733,588

U.S. GOVERNMENT AND U.S. GOVERNMENT
AGENCY BONDS 19.9%
   200,000   Federal Farm Credit Bank
             Notes, 5.900%, 7-21-08           225,231
   255,000   Federal Farm Credit Bank
             Notes, 5.900%, 8-4-08            287,264
   210,000   Federal Home Loan Bank
             (FHLB), 5.945%, 7-28-08          236,658
   450,000   Federal Home Loan Bank
             (FHLB), 5.875%, 2-15-11          497,915
   588,000   Federal Home Loan Mortgage
             Corporation (FHLMC) Notes,
             5.125%, 7-15-12                  625,095
   700,000   Federal National Mortgage
             Association (FNMA) Notes,
             7.125%, 1-15-30                  859,651
   300,000   Private Export Funding
             Guaranteed, 6.490%, 7-15-07      341,857
   800,000   Tennessee Valley Authority,
             5.625%, 1-18-11                  885,623
   390,000   Tennessee Valley Authority
             Notes, 6.875%, 12-15-43          409,710
   669,000   U.S. Treasury, 4.875%,
             2-15-12                          724,009
 1,000,000   U.S. Treasury, 5.000%,
             2-15-11                        1,096,562
   500,000   U.S. Treasury, 5.750%,
             8-15-10                          572,441
   559,000   U.S. Treasury, 6.625%,
             5-15-07                          643,789
   321,000   U.S. Treasury, 8.750%,
             5-15-17                          461,362
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS                     7,867,167
-----------------------------------------------------
TOTAL BONDS
             (COST $33,522,261)            35,328,108
SHARES                                   MARKET VALUE
-----------------------------------------------------
         W
COMMON STOCKS 1.0%

FINANCIAL 1.0%

REAL ESTATE INVESTMENT TRUSTS
     7,000   Novastar Financial Inc.      $   402,290
-----------------------------------------------------
TOTAL FINANCIAL                               402,290
-----------------------------------------------------
TOTAL COMMON STOCKS
             (COST $346,620)                  402,290
PRINCIPAL AMOUNT                             MARKET VALUE
-----------------------------------------------------
         W
SHORT-TERM INVESTMENTS 8.5%

U.S. GOVERNMENT AGENCIES 2.3%
$  892,000   Federal Home Loan Bank
             (FHLB) Discount Note,
             0.850%, 10-1-03              $   892,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                892,000

SHORT-TERM CORPORATE BONDS 2.6%
    72,000   CMS Energy Corp. Senior
             Notes, 6.750%, 1-15-04            72,000
   400,000   Ford Motor Credit Co.
             Senior Notes, 5.750%,
             2-23-04                          406,540
   550,000   Xerox Corp. Notes, 5.500%,
             11-15-03                         551,375
-----------------------------------------------------
TOTAL SHORT-TERM CORPORATE BONDS            1,029,915

VARIABLE RATE DEMAND NOTE 3.6%
 1,443,253   American Family Demand
             Note, 0.741%#                  1,443,253
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE             1,443,253
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $3,358,253)              3,365,168
-----------------------------------------------------

TOTAL INVESTMENTS 98.7%
             (COST $37,227,134)            39,095,566
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 1.3%            502,415
-----------------------------------------------------
NET ASSETS 100.0%                         $39,597,981
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

(f)  Foreign security

Dates shown on each security are due dates of the obligations.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003
ASSETS
  Investments, at cost                          $37,227,134
                                               --------------
  Investments, at value                          39,095,566
  Receivables:
    Fund shares sold                                267,431
    Interest                                        609,209
    Expense reimbursement by Adviser                 14,990
  Other assets                                        3,703
                                               --------------
  Total Assets                                   39,990,899
                                               --------------

LIABILITIES
  Payables:
    Fund shares redeemed                            147,920
    Advisory fees                                    19,144
    Accrued distribution fees                         8,104
    Fund accounting, custodial and transfer
      agent fees                                     11,137
    Administration fees                               1,598
    Distributions due to shareholders               141,779
  Accrued expenses                                   63,236
                                               --------------
  Total Liabilities                                 392,918
                                               --------------
Net Assets -- all share classes                 $39,597,981
                                               --------------
Net Assets -- Class I                           $39,338,262
                                               --------------
Net Assets -- Class C                           $   259,719
                                               --------------
  Shares outstanding
    (unlimited shares authorized, no par
    value)
      Class I                                     3,777,832
      Class C                                        24,914
  Net asset value
    (offering price and redemption price per
    share)
      Class I                                   $     10.41
      Class C                                   $     10.42

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003
INVESTMENT INCOME
  Interest                                       $1,802,362
  Dividends                                          37,500
                                               --------------
  Total Investment Income                         1,839,862
                                               --------------

EXPENSES
  Advisory fees                                     202,155
  Distribution fees:
    Class I                                          84,670
    Class C                                           1,603
  Fund accounting, custodial and transfer
    agent fees                                       63,890
  Administration fees                                15,399
  Audit fees                                         21,019
  Registration fees                                  27,810
  Legal fees                                          3,334
  Insurance expense                                     335
  Trustee fees and expenses                           1,950
  Shareholder reports                                20,034
  Interest expense                                    3,119
  Other expenses                                     43,918
                                               --------------
  Total expenses                                    489,236
  Expense reimbursement by Adviser                  (50,621)
                                               --------------
  Net Expenses                                      438,615
                                               --------------
NET INVESTMENT INCOME                             1,401,247
                                               --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS
  Net realized loss from investment
    transactions                                   (294,006)
  Change in net unrealized appreciation on
    securities                                    1,868,432
                                               --------------
  Net realized and unrealized gain on
    investments                                   1,574,426
                                               --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                       $2,975,673
                                               ==============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR
                                                                      OCTOBER 1, 2002*
                                                                       (INCEPTION) TO
                                                                     SEPTEMBER 30, 2003
                                                                     ------------------
OPERATIONS
  Net investment income                                                 $  1,401,247
  Net realized loss from investment transactions                            (294,006)
  Change in unrealized appreciation on securities                          1,868,432
                                                                     ------------------
  Net increase in net assets resulting from operations                     2,975,673
                                                                     ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                   (1,394,730)
                                                                     ------------------
  Net decrease from dividends and distributions                           (1,394,730)
                                                                     ------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                               56,519,622
    Class C                                                                  372,769
  Reinvested dividends and distributions
    Class I                                                                1,384,911
    Class C                                                                    7,462
  Shares repurchased
    Class I                                                              (20,136,882)
    Class C                                                                 (130,844)
                                                                     ------------------
  Net increase from fund share transactions                               38,017,038
                                                                     ------------------
  Total net increase in net assets                                        39,597,981
NET ASSETS
  Beginning of period                                                              -
                                                                     ------------------
  End of period                                                         $ 39,597,981
                                                                     ------------------
NET ASSETS CONSIST OF
  Paid-in capital                                                       $ 38,017,038
  Accumulated undistributed net investment income                             12,040
  Accumulated undistributed net realized loss from
    investments                                                             (299,529)
  Unrealized appreciation on securities                                    1,868,432
                                                                     ------------------
Net Assets                                                              $ 39,597,981
                                                                     ==================
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                                5,630,081
    Class C                                                                   36,999
  Reinvested dividends and distributions
    Class I                                                                  135,559
    Class C                                                                      726
  Shares repurchased
    Class I                                                               (1,987,808)
    Class C                                                                  (12,811)
                                                                     ------------------
  Net increase                                                             3,802,746
                                                                     ------------------
  Shares outstanding beginning of period                                           -
                                                                     ------------------
  Shares outstanding end of period                                         3,802,746
                                                                     ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                                $ 32,843,432
  Proceeds from sales of securities                                        4,586,062
  Purchases of long-term U.S. government securities                       14,995,428
  Proceeds from sales of long-term U.S. government
    securities                                                             8,399,209

* The offering of Class I shares commenced on October 1, 2002 and Class C shares on October 21, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                     CLASS I               CLASS C
                                                                   FOR THE YEAR         FOR THE PERIOD
                                                                 OCTOBER 1, 2002       OCTOBER 21, 2002
                                                                  (INCEPTION) TO        (INCEPTION) TO
                                                                SEPTEMBER 30, 2003    SEPTEMBER 30, 2003
                                                                ------------------    ------------------

Net asset value, beginning of period                                 $ 10.00                $ 9.79
                                                                ------------------    ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income(x)                                              0.42                  0.37
  Net realized and unrealized gains on investments                      0.38                  0.60
                                                                ------------------    ------------------
Total from investment operations                                        0.80                  0.97
                                                                ------------------    ------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                 (0.39)                (0.34)
  Distributions from net realized gains                                 0.00                  0.00
                                                                ------------------    ------------------
Total distributions                                                    (0.39)                (0.34)
                                                                ------------------    ------------------

Net asset value, end of period                                       $ 10.41                $10.42
                                                                ==================    ==================

Total return                                                            8.19%                 9.98%(b)

Net assets, end of period (in thousands)                             $39,338                $  260
Average net assets for the period (in thousands)                     $33,787                $  199
Ratio of expenses to average net assets*
  Before expense waiver                                                 1.45%                 2.05%
  After expense waiver                                                  1.30%                 1.90%
Ratio of net investment income to average net assets*
  Before expense waiver                                                 4.01%                 3.48%
  After expense waiver                                                  4.16%                 3.63%
Portfolio turnover rate                                                41.65%(a)             41.65%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the year October 1, 2002 (inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

SEPTEMBER 30, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund (the "Bond Fund" or "Fund") is a series fund of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Bond Fund commenced operations on October 1, 2002 and offers two classes of shares. There are currently 17 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     The Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Fund is maximum total return. The Fund may have elements of risk, including the risk of loss of principal. Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. These high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.

The Fund's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security or by a pricing service approved by the Trust's Board of Trustees. The market value of individual securities held by the Fund is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith pursuant to consistently applied procedures established by the Trust's Board. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

Repurchase Agreements.

Repurchase agreements, if held by the Fund, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     No repurchase agreements were purchased or sold by the Fund during the year ended September 30, 2003.

Income Taxes.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, accordingly, the Fund will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that it intends to make sufficient distributions of net investment income and net realized capital gain.

     Dividends paid by the Fund from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net investment income, if any, monthly to shareholders, and net realized capital gains, if not offset by capital loss carryovers if any, to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.

Each class of the Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be attributable to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.

Meridian Investment Management Corporation ("Meridian") serves as investment adviser to the Fund and is responsible for managing the Fund's portfolio of investments. Meridian receives a monthly management fee that is computed daily at an annual rate of 0.60% of the Fund's average daily net assets.

     For the period ended September 30, 2003, Meridian contractually agreed to limit its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.90% for Class C and 1.30% for Class I. To the extent Meridian reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. The Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the year or period ended September 30, 2003, Meridian reimbursed/absorbed $50,359 on the Class I shares and $262 on the Class C shares. These expenses are subject to recovery by Meridian based on a rolling three-year period.

Transfer Agency, Custody and Accounting Fees.

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Fund. For these services the Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the first $500 million of average daily net assets, 0.06% on the next $1 billion of average daily net assets, and 0.05% on the daily average net assets in excess of $1.5 billion. The Fund pays a minimum fee for fund accounting of $39,000 on the first $100 million of average daily net assets, 0.025% on the next $200 million of average daily net assets and 0.0125% on the daily average net assets in excess of $300 million. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Administrative Services.

The Trust has entered into an administrative services agreement with Meridian. This agreement provided for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million for the period October 1, 2002 to August 31, 2003, and 0.05% on the Trust's first $1.5 billion of average daily net assets and 0.045% on the average daily net assets in excess of $1.5 billion for the period starting September 1, 2003.

Distribution Fees.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Fund is authorized to compensate the Fund's distributor, Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the year ended September 30, 2003 the total amounts paid or payable to MCC by the Fund pursuant to the 12b-1 Plan were $84,670 on the Class I shares and $1,603 on the Class C shares.

Related Parties.

Certain  officers and  directors of Meridian  and MCC are also  officers  and/or
trustees  of  the  Trust;   however  such  officers  and  trustees   receive  no
compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

  All distributions to date have been from net investment income.

     The aggregate composition for the Fund of unrealized capital appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2003 are as follows:

Federal Tax Cost                       $37,229,445
Unrealized Appreciation                $ 1,979,755
Unrealized Depreciation                $  (113,634)
Net Appreciation                       $ 1,866,121

     Accumulated capital losses of $716 represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. This carryover will expire on September 30, 2011.

     The Fund incurred "post October" losses during the period November 1, 2002 through September 30, 2003. These losses of $296,502 will be deferred for tax purposes and recognized in the year ending September 30, 2004.

     The distributions from ordinary income for the year ended September 30, 2003 were $1,394,730.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE ICON FUNDS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund (one of the portfolios constituting ICON Funds, hereafter referred to as the "Fund") at September 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year from October 1, 2002 (commencement of operations) through September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado

November 12, 2003

Board of Trustees and Fund Officers

(unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 52, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception in 1996. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of Meridian Investment Management Corporation ("Meridian"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of Meridian Clearing Corporation ("MCC"), the Funds' Distributor. Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of Meridian Management & Research Corporation ("MM&R"), the parent company of Meridian and MCC.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 53. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

(unaudited)

GREGORY KELLAM SCOTT, 54. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott is Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to present). Mr. Scott was previously Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).

R. MICHAEL SENTEL, 55. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the FDIC with responsibility for the Rocky Mountain Region (1991-1994).

JONATHAN F. ZESCHIN, 50. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin is also a Director of the Wasatch Funds (2002 to present); and a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to present).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 52. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as Meridian's President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of MCC. Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/ Treasurer (1994 to 1998) of MM&R.

ERIK L. JONSON, 54. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Vice President (1998 to present) of Meridian; Chief Financial Officer, Secretary and Director (1996 to present) of MM&R; and Vice President and Treasurer (March 2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) of MCC.

ANDRA C. OZOLS, 42. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Vice President, General Counsel and Secretary (March 2002 to present and January 1998 to October 1998) of Meridian; Vice President and Secretary (March 2002 to present) of MCC and Director (June 2003 to present) of MM&R. Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February 2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

     The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

     Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442.

Other Information

(unaudited)

QUALIFIED DIVIDEND INCOME

Of the amount distributed in the fiscal year ending September 30, 2003 for the Bond Fund, 2.67% represents qualified dividend income.

PROXY VOTING BY THE ICON FUNDS

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities can be obtained free of charge by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities will be available free of charge no later than August 31, 2004 by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGOS]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Fund's shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call 1-800-764-0442 or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, share classes, and risks. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                      I-119-BOND
--------------------------------------------------------------------------------

                               INVESTMENT UPDATE
                               SEPTEMBER 30, 2003
                              ICON SPECIALTY FUNDS

                                    [PHOTO]

                                  ANNUAL REPORT


                               [ICON FUNDS LOGOS]

Table of Contents



 ABOUT THIS REPORT                      ...................................................2

 MESSAGE FROM ICON FUNDS                ...................................................4

 MANAGEMENT OVERVIEWS AND SCHEDULES OF
 INVESTMENTS                            ...................................................7
  Specialty Funds
     ICON Covered Call Fund             ...................................................7
     ICON Equity Income Fund            ..................................................15
     ICON Long/Short Fund               ..................................................20

 FINANCIAL STATEMENTS                   ..................................................25

 FINANCIAL HIGHLIGHTS                   ..................................................28

 NOTES TO
 FINANCIAL STATEMENTS                   ..................................................29

 REPORT OF INDEPENDENT AUDITORS         ..................................................34

 BOARD OF TRUSTEES AND
 FUND OFFICERS (UNAUDITED)              ..................................................35

 OTHER INFORMATION (UNAUDITED)          ..................................................37

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------


All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call 1-800-764-0442 or visit www.iconfunds.com for the most recent returns.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of September 30, 2003 are included in each Fund's Schedule of Investments.

     In April 2003,  Standard & Poor's  made  revisions  to its Global  Industry
Classification   Standard,   including   changes  in  industry   categories  and
definitions. The Schedules of Investments reflect these changes.

     Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's investment methodology does not consider company-specific factors, they may impact a stock's performance, and therefore, Fund performance.

     There are risks associated with mutual fund investing, including the risk of loss of principal. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. There are risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short price, resulting in a loss. Call options involve certain risks and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     The Funds may invest in medium-and lower-quality debt securities. These high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

--------------------------------------------------------------------------------
COMPARATIVE INDEX
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Funds' performance against a specific securities index. The index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in the index.

     The unmanaged Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

     This report also includes certain industry performance which is based on the returns of the capitalization-weighted S&P 1500 Industry Indexes. These Industry Indexes are based on specific industry classifications determined by Standard & Poor's and include the reinvestment of dividends and capital gain distributions.

     Index returns and statistical data included in this report are provided by Bloomberg.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

A year has come and gone since the launch of the ICON Specialty Funds, and we are pleased to report that these alternatives for the new market paradigm have lived up to expectations. Each has participated in market upside while helping to shield investors from downside risk. In fact, ICON Covered Call Fund and ICON Equity Income Fund kept pace with the broader market. ICON Long/Short Fund, on the other hand, was limited in its ability to profit from downside movement, although we have confidence in the Fund's fundamental methodology over the long term.

     In looking back over the past 12 months, several statements from previous ICON annual reports provide an interesting insight into the events that unfolded during the period and how they affected these new funds.

FEAR, DISGUST AND GREAT BARGAINS

To begin, I recall the ICON annual report for the fiscal year ended September 30, 2002. In our letter to shareholders, we remarked that "the current environment has all the characteristics of a market bottom -- fear, disgust, negative news, and great bargains." We went on to say that "we anticipate a broad-based advance when the market emerges from its current cycle."

     Shortly after that was written and just following the Funds' opening, on October 9, 2002, the market indeed hit a bottom, reeling from the emotional stranglehold of impending war and corporate governance scandals. Amid the uncertainty that permeated the landscape, a speculative relief rally took hold during the fourth quarter of 2002. While not the broad advance we were expecting, stocks moved decisively higher though remained widely disconnected from our estimate of fair value for longer than we've experienced.

     From that October low through September 30, 2003, the S&P 1500 Index, the Funds' primary domestic benchmark, rallied dramatically, gaining an impressive 31.39%. While this reversal was certainly an accurate call by our system, we admit that it was neither clairvoyance nor providence on our part. It was simply the inherent nature of sticking to ICON's valuation discipline.

     Having calculated in October 2002 that stocks on average were priced 55% below fair value, we thought it best to capitalize on that opportunity and be patient. Although we may have been early, our investment methodology dictated that we be invested to participate. At the same time, it meant we had to look past the headlines and at times take the market's punishment. Other investors chose to wait for the return of clarity and better economic conditions before leaving the sidelines; by then, however, it may have been too late.

[SIDENOTE]
"With stocks priced 55% below fair value, based on our model, we thought it best to capitalize on that opportunity and be patient."

[SIDENOTE]
"Stocks were simply oversold, and investors came to realize they were wrong for taking them to extreme lows."

A MOVE TOWARD FAIR VALUE

Following the pre-war jitters that sent the market to yet another low on March 11, 2003, stocks embarked upon a broad six-month rally. However, even in the context of this all-encompassing advance, some sectors were more eager than others. Favored groups, such as Information Technology, Consumer Discretionary, Financials, and Industrials, led the market's ascent. In the natural ebb and flow of business cycles, these moves would be historically consistent with the start of an economic expansion. Yet, if asked whether they were based on the expectation of a recovery or some other triggering event, we would say no.

     We believe the recent surge in stock prices is nothing more than a move toward fair value. Put another way, we view it as an acknowledgement by many investors that the macro setting was not as discouraging as they initially thought. Stocks were simply oversold, and investors came to realize they were wrong for taking them to extreme lows.

     While economic conditions have certainly improved in the past year, we do not believe that a strong recovery or boom is necessary to prolong the rally. Our experience tells us it is simply the natural behavior of a rational market. There have been few newsworthy events that have boosted the market since the March 2003 bottom. We do not expect that any are needed for the move toward fair value to continue.

RIDING THE THEME

As prices resume the march toward fair value, and investors' skepticism gives way to optimism, we may in fact see the return of a momentum mentality. Were this to occur, it would not surprise us to see stocks exceed fair value by the end of the calendar year. At present, however, we believe the market has not gotten ahead of itself, and the broad representation of sector and industry leadership makes sense to our system. In the meantime, we expect prices will gradually continue their move toward fair value despite the prognostications of naysayers and the traditional "wall of worry" that resides on Wall Street.

     Recently, the mutual fund industry has been tarnished by the actions of some brokers and personnel at advisory firms. We find these reports deeply troubling and want you to know ICON's position on the issues facing mutual funds:

- we do not and have not had agreements that permit the illegal practice of buying Fund shares after the market close

- we are not aware of any ICON personnel who have participated in timing the Funds

- we do not knowingly permit excessive trading in the ICON Funds, and we take aggressive steps to restrict market timing.

     Only time will tell how the industry will overcome these scandals. You hire us to implement a strict management discipline, and our service staff is equally committed to implementing a rigid system of monitoring the Funds for any sign of activity that would negatively impact shareholders.

[SIDENOTE]
"We do not expect that newsworthy events are needed for the move toward fair value to continue."

     I'd like to close with a story that characterizes our investment methodology. While making a presentation at an investor seminar some years ago, an attendee commented that the ICON approach to investing seemed much like piloting a plane. When I asked what he meant by that, he observed that take-offs and landings are critical, and in between it is fairly routine. In our system, capturing industry leadership is critical and in between those rotations, we ride the theme. As of this writing, we consider ourselves to be at cruising altitude.

     We witnessed an unusual market during the past 12 months. Thank you for giving ICON the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, D.B.A.

Chairman of the Board of Trustees and Chief Investment Officer of the Adviser

Management Overview

ICON COVERED CALL FUND

A discussion with Robert Straus, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Covered Call Fund, Class I gained 24.00% for the fiscal year ended September 30, 2003, keeping pace with the 24.69% return of it benchmark, the S&P 1500 Index. The Fund's Class C shares also fared well, appreciating 14.60% since their November 21, 2002 inception, while the Index returned 11.59% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Ongoing concerns about the state of the economy weighed heavily on investor confidence, even as corporate earnings and gross domestic product continued to trend higher. Amid perceived economic uncertainty and mounting war fears, stock prices fell to irrational levels in early October 2002 and again in mid-March 2003. The October low quickly reversed itself, yet was driven by speculative issues that did not meet our investment criteria. Although the Fund did not participate in this lower-quality advance, it was well positioned for the broad mid-March bounce that preceded the U.S.-led invasion of Iraq.

     Ultimately, the end of combat helped to restore clarity in the marketplace. With the fear of war removed, and investors acknowledging an economic recovery, stocks continued to rally despite widespread skepticism surrounding the veracity of the new bull market. This skepticism was fueled by mixed economic data, most notably rising unemployment and deflation risks. Nevertheless, as stocks climbed off the lows of March 11, 2003 and steadily gained steam, many investors remained on the sidelines, fretting over reports of a "jobless" recovery.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Significant stock market fluctuations translated into higher premiums as investors bid option prices higher. Against this highly volatile backdrop, rising premiums worked to the benefit of option writers as buyers anticipated that the underlying stock would rise above its strike price prior to expiration.

     Because our valuation model indicated that the market was so profoundly undervalued during much of the period, calls were written with an emphasis on capturing as much upside potential as possible, while still collecting sufficient option income to provide a modest amount of downside cushion. To that end, not only was our call writing strategy successful in easing relative volatility, it also captured the gains registered by the broader market.

     The Fund's narrow underperformance over the course of the fiscal year was directly related to the sharp second-half move toward fair value. When the market advances rapidly, stock prices can rocket through their strike prices, often at the expense of upside opportunity. Although this trade-off comes as no surprise, the ceiling it imposes can limit the Fund's ability to fully participate in a dramatic rally. At the same time, a disciplined call writing strategy may enhance stock market returns during sideways markets, while providing a level of downside cushion in declining markets.

     Stock selection on a sector and company level also contributed to the Fund's strong performance. The Fund was heavily tilted toward economically sensitive sectors such as Information Technology and Consumer Discretionary, which led in the post-war rally. Individual contributors to Fund performance included Internet messaging services provider J2 Global Communications, which benefited from its strong balance sheet, expanding profit margins and attractive valuations. SanDisk Corp. also advanced, driven by high demand for its flash memory storage products.

     Among the Fund's performance laggards, packaged foods company Interstate Bakeries Corp. faced a difficult operating environment as rising costs pressured profitability. Likewise, agricultural chemical producer IMC Global Inc. also struggled, citing sharply higher raw material costs. Both of these stocks were liquidated from the Fund.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

Based on our valuation readings, the market still retains considerable upside potential. In light of this, we continue to emphasize capital appreciation in the Fund's underlying securities while generating reasonable premium income. Should stock prices rise to a level that approaches fair value, we would anticipate a shift in strategy that would increasingly focus on capturing higher option premiums. Either way, the income the Fund derives from writing covered call options serves to enhance prospective realized gains while offsetting potential downside risk.

[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                  100.0%

Top 10 Equity Holdings                                                     17.1%

Number of Stocks                                                              90

Number of Calls Outstanding                                                   75

Cash Equivalents                                                            0.8%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
September 30, 2003
Electronics Boutique Holdings Corp.                                         2.0%

J.P. Morgan Chase & Co.                                                     1.9%

United Online, Inc.                                                         1.8%

Alcoa Inc.                                                                  1.7%

University of Phoenix Online                                                1.7%

Capital One Financial Corporation                                           1.6%

j2 Global Communications, Inc.                                              1.6%

SanDisk Corporation                                                         1.6%

Career Education Corporation                                                1.6%

Cognizant Technology Solutions Corporation                                  1.6%
Percentages are based upon net assets.

ICON COVERED CALL FUND

--------------------------------------------------------------------------------
 SECTOR COMPOSITION
 September 30, 2003
--------------------------------------------------------------------------------

Consumer Discretionary                                             23.4%
Information Technology                                             21.8%
Industrials                                                        20.6%
Financial                                                          15.2%
Health Care                                                         6.7%
Leisure and Consumer Staples                                        5.5%
Materials                                                           3.4%
Telecommunication & Utilities                                       3.4%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------

                                            INCEPTION      ONE       FIVE        SINCE
                                              DATE        YEAR      YEARS      INCEPTION
------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class I              10/1/02     24.00%      N/A        24.00%
------------------------------------------------------------------------------------------
S&P 1500 Index                                            24.69%      N/A        24.69%
------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class C             11/21/02        N/A      N/A        14.60%
------------------------------------------------------------------------------------------
S&P 1500 Index                                               N/A      N/A        11.59%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              ICON COVERED CALL FUND - CLASS I            S&P 1500 INDEX
                                                              --------------------------------            --------------
10/1/02                                                                    10000                              10000
12/31/02                                                                   10490                              10811
3/31/03                                                                    10050                              10450
6/30/03                                                                    11770                              12093
9/30/03                                                                    12400                              12469

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C charges. These figures do not reflect the charges applicable on Class C shares of the Fund. Applying these charges would result in lower returns.

Schedule of Investments

ICON COVERED CALL FUND

 SCHEDULE OF INVESTMENTS

 September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 100.0%

CONSUMER DISCRETIONARY 23.4%
APPAREL RETAIL 2.2%
  11,000   Aeropostale, Inc.(a)           $   297,550
   6,900   Christopher & Banks
           Corporation                        164,634
-----------------------------------------------------
                                              462,184

AUTOMOBILE MANUFACTURERS 2.3%
   5,500   Thor Industries, Inc.              297,110
   4,500   Winnebago Industries, Inc.         200,610
-----------------------------------------------------
                                              497,720

COMPUTER & ELECTRONICS RETAIL 3.2%
   5,000   Best Buy Co., Inc.(a)              237,600
  15,000   Electronics Boutique Holdings
           Corp.(a)                           428,550
-----------------------------------------------------
                                              666,150

DEPARTMENT STORES 1.2%
   6,000   Federated Department Stores,
           Inc.                               251,400

GENERAL MERCHANDISE STORES 1.7%
   5,500   Dollar Tree Stores, Inc.(a)        184,525
   6,500   Tuesday Morning
           Corporation(a)                     181,025
-----------------------------------------------------
                                              365,550
HOMEBUILDING 2.1%
   3,100   Centex Corporation                 241,428
   3,000   Hovnanian Enterprises,
           Inc.(a)                            193,110
-----------------------------------------------------
                                              434,538

HOME IMPROVEMENT RETAIL 1.2%
   5,000   Lowe's Companies, Inc.             259,500

INTERNET RETAIL 1.3%
   5,000   eBay Inc.(a)                       267,500

SPECIALTY STORES 8.2%
   4,700   Cost Plus, Inc.(a)                 173,900
   8,800   Guitar Center, Inc.(a)             283,008
   6,700   Michaels Stores, Inc.              273,092
   9,900   PETsMART, Inc.                     225,324
   7,700   Sharper Image Corporation(a)       178,255
   7,000   The Sports Authority, Inc.(a)      220,220
   6,100   Tractor Supply Company(a)          200,141
   3,900   Zale Corporation(a)                173,199
-----------------------------------------------------
                                            1,727,139
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                4,931,681

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
FINANCIAL 15.2%
ASSET MANAGEMENT & CUSTODY BANKS 1.3%
   9,000   Mellon Financial Corporation   $   271,260

CONSUMER FINANCE 5.5%
   6,000   Capital One Financial
           Corporation                        342,240
  12,500   CompuCredit Corporation(a)         218,750
  10,000   First Cash Financial
           Services, Inc.(a)                  200,300
   9,000   MBNA Corporation                   205,200
  17,500   Providian Financial
           Corporation(a)                     206,325
-----------------------------------------------------
                                            1,172,815

DIVERSIFIED CAPITAL MARKETS 1.9%
  11,500   J.P. Morgan Chase & Co.            394,795

INVESTMENT BANKING & BROKERAGE 3.8%
   7,500   A.G. Edwards, Inc.                 288,075
   3,000   The Bear Stearns Companies
           Inc.                               224,400
  15,000   Investment Technology Group,
           Inc.(a)                            287,700
-----------------------------------------------------
                                              800,175

LIFE & HEALTH INSURANCE 1.2%
   7,100   Lincoln National Corporation       251,198

OTHER DIVERSIFIED FINANCIAL
SERVICES 1.5%
   7,000   Citigroup Inc.                     318,570
-----------------------------------------------------
TOTAL FINANCIAL                             3,208,813

HEALTH CARE 6.7%
BIOTECHNOLOGY 1.5%
  20,000   QLT Inc.(a)(f)                     319,400

HEALTH CARE FACILITIES 0.5%
   6,300   Dynacq International, Inc.(a)      113,967

HEALTH CARE SERVICES 2.0%
   7,600   eResearch Technology, Inc.(a)      263,492
   5,500   SFBC International, Inc.(a)        156,376
-----------------------------------------------------
                                              419,868

MANAGED HEALTH CARE 2.7%
   3,700   Coventry Health Care, Inc.(a)      195,138
   4,300   Oxford Health Plans, Inc.(a)       177,633
   4,000   PacifiCare Health Systems,
           Inc.(a)                            195,200
-----------------------------------------------------
                                              567,971
-----------------------------------------------------
TOTAL HEALTH CARE                           1,421,206

INDUSTRIALS 20.6%
AEROSPACE & DEFENSE 1.8%
   3,000   Engineered Support Systems,
           Inc.                               181,470
   2,500   General Dynamics Corporation       195,150
-----------------------------------------------------
                                              376,620

AIRLINES 3.3%
  13,400   ExpressJet Holdings, Inc.(a)       184,920
   4,000   JetBlue Airways
           Corporation(a)                     243,520
  25,400   Mesa Air Group, Inc.(a)            282,448
-----------------------------------------------------
                                              710,888

ICON COVERED CALL FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
CONSTRUCTION & ENGINEERING 2.7%
  10,000   Dycom Industries, Inc.(a)      $   203,900
   9,000   Granite Construction
           Incorporated                       168,120
   4,300   Jacobs Engineering Group
           Inc.(a)                            193,930
-----------------------------------------------------
                                              565,950
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS 2.7%
   6,000   Cummins Inc.                       266,580
   7,500   Oshkosh Truck Corporation          297,075
-----------------------------------------------------
                                              563,655

DIVERSIFIED COMMERCIAL SERVICES 4.5%
   7,300   Career Education
           Corporation(a)                     330,690
   4,500   Corinthian Colleges, Inc.(a)       257,220
   5,500   University of Phoenix
           Online(a)                          366,685
-----------------------------------------------------
                                              954,595

ELECTRICAL COMPONENTS & EQUIPMENT 0.9%
   4,500   Roper Industries, Inc.             195,975
EMPLOYMENT SERVICES 2.0%
   8,400   Gevity HR, Inc.                    123,312
  16,700   Labor Ready, Inc.(a)               167,835
   5,300   Resources Connection, Inc.(a)      127,677
-----------------------------------------------------
                                              418,824

INDUSTRIAL MACHINERY 2.7%
  10,000   Flowserve Corporation(a)           203,000
   3,500   Ingersoll-Rand Company(f)          187,040
  12,000   Stewart & Stevenson Services,
           Inc.                               180,240
-----------------------------------------------------
                                              570,280
-----------------------------------------------------
TOTAL INDUSTRIALS                           4,356,787

INFORMATION TECHNOLOGY 21.8%
APPLICATION SOFTWARE 1.8%
   4,000   FactSet Research Systems Inc.      177,400
  10,000   Magma Design Automation,
           Inc.(a)                            196,200
-----------------------------------------------------
                                              373,600

COMMUNICATIONS EQUIPMENT 0.9%
   5,800   UTStarcom, Inc.(a)                 184,440

COMPUTER HARDWARE 0.8%
  10,200   Neoware Systems, Inc.(a)           174,114

COMPUTER STORAGE & PERIPHERALS 2.7%
   4,500   Avid Technology, Inc.(a)           238,500
   5,300   SanDisk Corporation(a)             337,822
-----------------------------------------------------
                                              576,322
ELECTRONIC EQUIPMENT MANUFACTURERS 1.0%
   7,700   Nam Tai Electronics, Inc.(f)       208,901

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

INTERNET SOFTWARE & SERVICES 6.7%
  10,000   Digital Insight
           Corporation(a)                 $   199,000
  11,000   FindWhat.com(a)                    190,190
   9,000   j2 Global Communications,
           Inc.(a)                            340,470
   5,600   Netease.com Inc.(a) -- ADR         312,592
  11,000   United Online, Inc.(a)             382,690
-----------------------------------------------------
                                            1,424,942

IT CONSULTING & OTHER SERVICES 1.6%
   9,000   Cognizant Technology
           Solutions Corporation(a)           328,140

SEMICONDUCTOR EQUIPMENT 0.9%
   3,700   KLA-Tencor Corporation(a)          190,587

SEMICONDUCTORS 4.4%
   6,000   Integrated Circuit Systems,
           Inc.(a)                            180,240
   7,500   International Rectifier
           Corporation(a)                     280,800
   5,100   OmniVision Technologies,
           Inc.(a)                            215,322
   5,500   Silicon Laboratories Inc.(a)       247,170
-----------------------------------------------------
                                              923,532

TECHNOLOGY DISTRIBUTORS 1.0%
  12,800   Avnet, Inc.(a)                     211,456
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                4,596,034

LEISURE AND CONSUMER STAPLES 5.5%
 CASINOS & GAMING 1.3%
  10,000   Shuffle Master, Inc.(a)            271,800

HOTELS, RESORTS & CRUISE LINES 2.3%
   5,200   Carnival Corporation(f)            171,028
  11,000   Royal Caribbean Cruises
           Ltd.(f)                            309,210
-----------------------------------------------------
                                              480,238

LEISURE PRODUCTS 1.0%
   5,500   Leapfrog Enterprises, Inc.(a)      209,000

RESTAURANTS 0.9%
   5,000   Panera Bread Company(a)            205,050
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          1,166,088

MATERIALS 3.4%
ALUMINUM 1.7%
  14,100   Alcoa Inc.                         368,856

DIVERSIFIED METALS & MINING 0.7%
   4,200   Freeport-McMoRan Copper &
           Gold, Inc.                         139,020

PAPER PRODUCTS 1.0%
   9,000   Georgia-Pacific Corp.              218,160
-----------------------------------------------------
TOTAL MATERIALS                               726,036

 SCHEDULE OF INVESTMENTS

 September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
TELECOMMUNICATION & UTILITIES 3.4%

WIRELESS TELECOMMUNICATION SERVICES 3.4%
   4,900   AO VimpelCom(a) -- ADR         $   298,214
   3,000   Mobile Telesystems -- ADR          220,650
  10,000   Nextel Communications,
           Inc.(a)                            197,100
-----------------------------------------------------
                                              715,964
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES           715,964
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $18,595,752)              21,122,609

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENT 0.8%
$179,131   American Family Demand Note,
           0.741%(#)                      $   179,131
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $179,131)                    179,131
-----------------------------------------------------
TOTAL INVESTMENTS 100.8%
           (COST $18,774,883)              21,301,740
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.8%)         (172,793)
-----------------------------------------------------
NET ASSETS 100.0%                         $21,128,947
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

(#) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

(f)  Foreign security

--------------------------------------------------------------------------------
SCHEDULE OF WRITTEN OPTIONS
September 30, 2003
--------------------------------------------------------------------------------


                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
CALL OPTIONS
Alcoa Inc.
  Expiration November 2003, Exercise Price $30.00                       75               $  2,063
AO VimpelCom
  Expiration October 2003, Exercise Price $60.00                        49                 12,985
Avid Technology, Inc.
  Expiration November 2003, Exercise Price $65.00                       25                  1,688
Avnet, Inc.
  Expiration November 2003, Exercise Price $20.00                       45                    563
The Bear Stearns Companies Inc.
  Expiration October 2003, Exercise Price $80.00                        15                    338
Best Buy Co., Inc.
  Expiration November 2003, Exercise Price $60.00                       35                    263
Capital One Financial Corporation
  Expiration December 2003, Exercise Price $75.00                       40                  1,100
Career Education Corporation
  Expiration October 2003, Exercise Price $50.00                        43                  1,720
Carnival Corporation
  Expiration November 2003, Exercise Price $37.50                       20                    250
Centex Corporation
  Expiration November 2003, Exercise Price $85.00                       31                  4,805
Christopher & Banks Corporation
  Expiration December 2003, Exercise Price $35.00                       25                    313
Citigroup Inc.
  Expiration October 2003, Exercise Price $47.50                        35                    963
Cognizant Technology Solutions Corporation
  Expiration October 2003, Exercise Price $40.00                        30                  2,325

ICON COVERED CALL FUND

 SCHEDULE OF
 WRITTEN OPTIONS
 September 30, 2003

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.
  Expiration November 2003, Exercise Price $65.00                       45               $  2,813
Cost Plus, Inc.
  Expiration October 2003, Exercise Price $40.00                        20                    350
Coventry Health Care, Inc.
  Expiration November 2003, Exercise Price $60.00                       37                  1,758
Cummins Inc.
  Expiration November 2003, Exercise Price $50.00                       30                  2,025
Dollar Tree Stores, Inc.
  Expiration November 2003, Exercise Price $37.50                       35                  1,838
Dycom Industries, Inc.
  Expiration December 2003, Exercise Price $25.00                       50                  1,375
eBay Inc.
  Expiration October 2003, Exercise Price $57.50                        50                  2,625
Electronics Boutique Holdings Corp.
  Expiration October 2003, Exercise Price $30.00                       115                  8,912
Engineered Support Systems, Inc.
  Expiration October 2003, Exercise Price $65.00                        20                  1,650
eResearch Technology, Inc.
  Expiration November 2003, Exercise Price $37.50                       40                  9,800
ExpressJet Holdings, Inc.
  Expiration November 2003, Exercise Price $15.00                       54                  2,565
FactSet Research Systems Inc.
  Expiration October 2003, Exercise Price $50.00                        30                    525
Federated Department Stores, Inc.
  Expiration November 2003, Exercise Price $47.50                       45                  1,463
FindWhat.com
  Expiration October 2003, Exercise Price $25.00                        75                    938
Flowserve Corporation
  Expiration October 2003, Exercise Price $22.50                        35                    438
Freeport-McMoRan Copper & Gold, Inc.
  Expiration October 2003, Exercise Price $35.00                        15                    488
General Dynamics Corporation
  Expiration November 2003, Exercise Price $90.00                       25                    500
Georgia-Pacific Corp.
  Expiration October 2003, Exercise Price $25.00                        30                  1,650
Granite Construction Incorporated
  Expiration October 2003, Exercise Price $20.00                        30                    375
Guitar Center, Inc.
  Expiration October 2003, Exercise Price $35.00                        88                  1,320
Hovnanian Enterprises, Inc.
  Expiration October 2003, Exercise Price $60.00                        30                 15,450
Ingersoll-Rand Company
  Expiration December 2003, Exercise Price $65.00                       25                    437
Integrated Circuit Systems, Inc.
  Expiration November 2003, Exercise Price $40.00                       40                    700
International Rectifier Corporation
  Expiration December 2003, Exercise Price $55.00                       50                    625

 SCHEDULE OF
 WRITTEN OPTIONS
 September 30, 2003

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
Investment Technology Group, Inc.
  Expiration October 2003, Exercise Price $20.00                        75               $  3,562
j2 Global Communications, Inc.
  Expiration October 2003, Exercise Price $50.00                        60                  1,350
Jacobs Engineering Group Inc.
  Expiration November 2003, Exercise Price $50.00                       25                    812
JetBlue Airways Corporation
  Expiration November 2003, Exercise Price $70.00                       30                  2,550
J.P. Morgan Chase & Co.
  Expiration November 2003, Exercise Price $37.50                       55                  2,200
KLA-Tencor Corporation
  Expiration November 2003, Exercise Price $65.00                       20                    600
Leapfrog Enterprises, Inc.
  Expiration November 2003, Exercise Price $45.00                       30                  1,725
Lincoln National Corporation
  Expiration October 2003, Exercise Price $35.00                        71                  6,922
Lowe's Companies, Inc.
  Expiration October 2003, Exercise Price $55.00                        50                  1,875
Magma Design Automation, Inc.
  Expiration November 2003, Exercise Price $25.00                       50                  1,125
MBNA Corporation
  Expiration November 2003, Exercise Price $25.00                       30                  1,050
Mesa Air Group, Inc.
  Expiration October 2003, Exercise Price $12.50                        85                  1,912
Michaels Stores, Inc.
  Expiration November 2003, Exercise Price $50.00                       45                    562
Nam Tai Electronics, Inc.
  Expiration October 2003, Exercise Price $30.00                        37                  4,440
Neoware Systems, Inc.
  Expiration October 2003, Exercise Price $20.00                       102                  2,805
Netease.com Inc.
  Expiration November 2003, Exercise Price $70.00                       30                  6,375
Nextel Communications, Inc.
  Expiration November 2003, Exercise Price $22.50                       33                  1,732
OmniVision Technologies, Inc.
  Expiration November 2003, Exercise Price $60.00                       35                  1,312
Oxford Health Plans, Inc.
  Expiration November 2003, Exercise Price $45.00                       43                  4,192
PacifiCare Health Systems, Inc.
  Expiration November 2003, Exercise Price $60.00                       30                    825
Panera Bread Company
  Expiration November 2003, Exercise Price $50.00                       20                    350
Providian Financial Corporation
  Expiration November 2003, Exercise Price $12.50                      130                  7,475
QLT Inc.
  Expiration November 2003, Exercise Price $20.00                       75                  2,437
Roper Industries, Inc.
  Expiration October 2003, Exercise Price $45.00                        45                  1,912

ICON COVERED CALL FUND

 SCHEDULE OF
 WRITTEN OPTIONS
 September 30, 2003

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.
  Expiration November 2003, Exercise Price $35.00                       40               $    500
SanDisk Corporation
  Expiration November 2003, Exercise Price $80.00                       30                  2,775
Sharper Image Corporation
  Expiration October 2003, Exercise Price $30.00                        77                    770
Shuffle Master, Inc.
  Expiration November 2003, Exercise Price $30.00                       50                  3,875
Silicon Laboratories Inc.
  Expiration November 2003, Exercise Price $60.00                       35                    612
The Sports Authority, Inc.
  Expiration November 2003, Exercise Price $35.00                       70                  3,325
Stewart & Stevenson Services, Inc.
  Expiration October 2003, Exercise Price $17.50                       120                  1,500
Thor Industries, Inc.
  Expiration October 2003, Exercise Price $60.00                        35                  1,137
Tractor Supply Company
  Expiration October 2003, Exercise Price $37.50                        31                    697
United Online, Inc.
  Expiration December 2003, Exercise Price $50.00                       40                  2,500
University of Phoenix Online
  Expiration November 2003, Exercise Price $75.00                       15                  1,838
UTStarcom, Inc.
  Expiration October 2003, Exercise Price $45.00                        58                    435
Winnebago Industries, Inc.
  Expiration November 2003, Exercise Price $55.00                       25                    437
Zale Corporation
  Expiration October 2003, Exercise Price $50.00                        20                    250
---------------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $241,662)                   3,334               $170,747

The accompanying notes are an integral part of the financial statements.

Management Overview

ICON EQUITY INCOME FUND

A discussion with the Portfolio Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

For the fiscal year ended September 30, 2003, the ICON Equity Income Fund, Class I advanced 24.72%, competitive with its benchmark, the S&P 1500 Index, which returned 24.69%. The Fund's C shares also performed strongly, appreciating 16.63% since their November 8, 2002 inception and outpacing the Index, which returned 13.05% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

Fear and pessimism dominated the first half of the fiscal year, as mounting war concerns and rising unemployment weighed heavily on investor confidence. Stock prices reflected these pressures, falling sharply below their intrinsic values despite incremental improvements in corporate earnings and gross domestic product. Following the market bottom of mid-March 2003, stocks reversed course as the overhang of war subsided and investors acknowledged the brighter economic outlook. A broad second-half rally ensued, driven by expectations that the worst was finally behind us. Dividend activity played a key role in this rebound as a growing number of companies raised their payouts, seeking to cushion volatility and enhance returns. In the aftermath of accounting scandals and the three-year bear market, investors applauded these moves. However, added incentive came in the form of the May 2003 passage of the Jobs and Growth Tax Relief Act, which lowered the maximum tax on dividends to 15% from personal income rates as high as 38.6%. With this barrier removed, companies moved quickly to initiate new dividend programs or improve existing ones. For example, software giant Microsoft Corp. (not owned by the Fund at period-end), which had traditionally shunned dividends, declared its first payout in January 2003 and doubled it in September.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

As the Fund took shape during its first year of operation, the portfolio was heavily weighted toward dividend-yielding common stocks followed to a lesser degree by preferred stocks and convertible bonds. Within the common stock allocation, the Consumer Discretionary sector commanded significant exposure given its depressed valuations. However, as fear-based selling permeated the market during the first half of the fiscal year, sustainable industry leadership within the sector proved fleeting. While a handful of industries logged positive returns, nearly twice as many suffered setbacks. In contrast, a rotation into the Information Technology sector starting in January came amid increasingly favorable conditions and worked to the Fund's advantage.

Nevertheless, dividend-yielding stocks are the exception rather than the rule within the Information Technology sector, even among the highest-quality companies. Recognizing this fact, the Fund was tilted toward the Consumer Discretionary sector and more recently the Industrials sector, where we have seen increasing growth potential. Following the March market bottom, clear industry leadership emerged within the Consumer Discretionary sector, providing a more favorable setting for our system. By period-end, 22 of the 23 constituent industries had advanced. Meanwhile, a brighter economic outlook provided a boost for the highly cyclical Industrials sector, where value remained widespread.

Individual holdings that contributed to Fund performance included footwear manufacturer and retailer Brown Shoe Company Inc., whose efforts to improve operations led to significant margin expansion. PerkinElmer Inc., a supplier of scientific instruments, also gained, having benefited from consolidation and cost reductions. Elsewhere, heavy equipment maker Caterpillar Inc. capitalized on an improved pricing environment and projected upturn in heavy-duty truck sales.

Among the Fund's performance detractors, local phone giant SBC Communications Inc. retreated due to an increasingly difficult competitive environment for the once-dominant Baby Bell. Specialty printer Deluxe Corp. also fell, as demand and pricing came under pressure.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

Despite impressive gains since the mid-March bottom, current valuations continue to support further upside potential in the broader market. The Fund is positioned to capitalize on a sustained cyclical recovery. With our valuation and relative strength readings pointing to earnings-per-share expansion, in addition to the more favorable tax environment, we believe the outlook for dividend-yielding stocks remains positive.


[SIDENOTE]

PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   94.1%

  Common Stocks                                                            83.1%

  Preferred Stocks                                                          4.9%

  Convertible Preferred Stocks                                              6.1%

  Top 10 Equity Holdings                                                   14.9%

  Number of Stocks                                                           101

Bonds & Cash Equivalents                                                    6.0%

  Convertible Corporate Bonds                                               4.3%

  Cash Equivalents                                                          1.7%

  Number of Bonds                                                              5
Percentages are based upon net assets.

[SIDENOTE]
TOP 10 EQUITY HOLDINGS
September 30, 2003
Ford Motor Company                                                          1.9%

General Motors Corporation                                                  1.5%

Goodrich Corporation,
8.300%, 9-30-25 -- Preferred                                                1.5%

Nash Finch Company                                                          1.5%

PerkinElmer, Inc.                                                           1.5%

StarTek, Inc.                                                               1.4%

Toy "R" Us, Inc.,
6.250%, 8-16-05 -- Preferred                                                1.4%

Stewart & Stevenson
Services, Inc.                                                              1.4%

J.P. Morgan Chase & Co.                                                     1.4%

Goodrich Corporation                                                        1.4%
Percentages are based upon net assets.

ICON EQUITY INCOME FUND

--------------------------------------------------------------------------------
 SECTOR COMPOSITION
 September 30, 2003
--------------------------------------------------------------------------------


Industrials                                                        18.3%
Financial                                                          14.0%
Consumer Discretionary                                             13.8%
Information Technology                                             11.4%
Leisure and Consumer Staples                                        8.0%
Materials                                                           5.8%
Telecommunication & Utilities                                       5.2%
Health Care                                                         4.3%
Energy                                                              2.3%

Percentages are based upon common stock positions and net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                             INCEPTION      ONE       FIVE        SINCE
                                                DATE        YEAR      YEARS      INCEPTION
------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class I             10/1/02     24.72%      N/A        24.72%
------------------------------------------------------------------------------------------
S&P 1500 Index                                            24.69%      N/A        24.69%
------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class C             11/8/02        N/A      N/A        16.63%
------------------------------------------------------------------------------------------
S&P 1500 Index                                               N/A      N/A        13.05%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                             ICON EQUITY INCOME FUND - CLASS I            S&P 1500 INDEX
                                                             ---------------------------------            --------------
10/1/02                                                                    10000                              10000
12/31/02                                                                   10819                              10811
3/31/03                                                                    10091                              10450
6/30/03                                                                    12073                              12093
9/30/03                                                                    12482                              12469

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns for investors.

Schedule of Investments

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 83.1%

CONSUMER DISCRETIONARY 13.8%
ADVERTISING 0.9%
  29,000   The Interpublic Group of
           Companies, Inc.(a)             $   409,480

APPAREL ACCESSORIES & LUXURY GOODS 1.1%
   7,900   Kellwood Company                   264,255
   5,600   V.F. Corporation                   217,896
-----------------------------------------------------
                                              482,151
APPAREL RETAIL 1.7%
  15,900   The Cato Corporation               320,703
  26,500   Limited Brands                     399,620
-----------------------------------------------------
                                              720,323
AUTOMOBILE MANUFACTURERS 3.5%
  76,700   Ford Motor Company                 826,059
  16,300   General Motors Corporation         667,159
-----------------------------------------------------
                                            1,493,218
DEPARTMENT STORES 1.1%
  10,500   Sears, Roebuck and Co.             459,165

DISTRIBUTORS 0.4%
   4,800   Genuine Parts Company              153,504

FOOTWEAR 0.5%
   7,000   Brown Shoe Company, Inc.           221,900

HOUSEHOLD APPLIANCES 2.5%
  13,000   Maytag Corporation                 324,610
  10,800   Snap-on Incorporated               298,620
   6,700   Whirlpool Corporation              454,059
-----------------------------------------------------
                                            1,077,289

SPECIALTY STORES 0.9%
  25,800   The Pep Boys-Manny, Moe &
           Jack                               394,740

TIRES & RUBBER 1.2%
   7,100   Bandag, Incorporated               239,483
  18,700   Cooper Tire & Rubber Company
           (f)                                296,769
-----------------------------------------------------
                                              536,252
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                5,948,022

ENERGY 2.3%
INTEGRATED OIL & GAS 0.7%
   5,300   ConocoPhillips                     290,175

OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.6%
  10,600   Ashland Inc.                       348,210
   8,900   Sunoco, Inc.                       357,958
-----------------------------------------------------
                                              706,168
-----------------------------------------------------
TOTAL ENERGY                                  996,343

FINANCIAL 14.0%
ASSET MANAGEMENT & CUSTODY BANKS 0.8%
  12,600   The Bank of New York Company,
           Inc.                               366,786

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

DIVERSIFIED BANKS 1.0%
  14,000   FleetBoston Financial
           Corporation                    $   422,100

DIVERSIFIED CAPITAL MARKETS 1.4%
  17,100   J.P. Morgan Chase & Co.            587,043

INSURANCE BROKERS 1.0%
  20,500   Aon Corporation                    427,425

INVESTMENT BANKING & BROKERAGE 2.5%
  14,800   A.G. Edwards, Inc.                 568,468
  10,400   Morgan Stanley                     524,784
-----------------------------------------------------
                                            1,093,252

LIFE & HEALTH INSURANCE 2.1%
  12,000   Lincoln National Corporation       424,560
  31,100   Presidential Life Corporation      470,543
-----------------------------------------------------
                                              895,103

OTHER DIVERSIFIED FINANCIAL
SERVICES 2.1%
  11,500   Citigroup Inc.                     523,365
  20,900   ING Groep N.V. -- ADR              386,650
-----------------------------------------------------
                                              910,015

PROPERTY & CASUALTY INSURANCE 0.8%
  10,300   Old Republic International
           Corporation                        340,827

REAL ESTATE INVESTMENT TRUSTS 1.7%
   4,400   General Growth Properties,
           Inc.                               315,480
   7,300   Novastar Financial, Inc.           419,531
-----------------------------------------------------
                                              735,011

THRIFTS & MORTGAGE FINANCE 0.6%
   7,650   GreenPoint Financial Corp.         228,429
-----------------------------------------------------
TOTAL FINANCIAL                             6,005,991

HEALTHCARE 4.3%
HEALTH CARE DISTRIBUTORS 1.1%
  20,500   Owens & Minor, Inc.                494,050

HEALTH CARE FACILITIES 1.2%
  17,400   Manor Care, Inc.                   522,000

PHARMACEUTICALS 2.0%
  11,200   Bristol-Myers Squibb Company       287,392
  32,200   ICN Pharmaceuticals, Inc.          552,552
-----------------------------------------------------
                                              839,944
-----------------------------------------------------
TOTAL HEALTHCARE                            1,855,994

INDUSTRIALS 18.3%
AEROSPACE & DEFENSE 1.4%
  24,200   Goodrich Corporation               586,608

AIR FREIGHT & LOGISTICS 0.9%
  13,700   Ryder System, Inc.                 401,684

BUILDING PRODUCTS 2.4%
  19,400   Masco Corporation                  474,912
  16,000   York International
           Corporation                        553,440
-----------------------------------------------------
                                            1,028,352

ICON EQUITY INCOME FUND

 SCHEDULE OF INVESTMENTS

 September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS 1.9%
   7,300   Caterpillar Inc.               $   502,532
  20,400   Federal Signal Corporation         303,960
-----------------------------------------------------
                                              806,492

DIVERSIFIED COMMERCIAL SERVICES 0.8%
   8,700   Deluxe Corporation                 349,218

ELECTRICAL COMPONENTS & EQUIPMENT 3.3%
   8,300   Cooper Industries, Ltd.            398,649
   7,000   Emerson Electric Co.               368,550
   8,700   Hubbell Incorporated               317,463
   7,900   Roper Industries, Inc.             344,045
-----------------------------------------------------
                                            1,428,707

EMPLOYMENT SERVICES 1.3%
  38,900   Gevity HR, Inc.                    571,052

INDUSTRIAL CONGLOMERATES 1.0%
  14,600   General Electric Company           435,226

INDUSTRIAL MACHINERY 3.6%
   8,400   Briggs & Stratton Corporation      493,584
  11,100   Harsco Corporation                 427,017
  40,700   Stewart & Stevenson Services,
           Inc.                               611,314
-----------------------------------------------------
                                            1,531,915

MARINE 0.9%
  14,000   Alexander & Baldwin, Inc.          393,820

TRADING COMPANIES & DISTRIBUTORS 0.8%
  16,800   Applied Industrial
           Technologies, Inc.                 333,816
-----------------------------------------------------
TOTAL INDUSTRIALS                           7,866,890

INFORMATION TECHNOLOGY 11.4%
APPLICATION SOFTWARE 2.2%
  11,300   FactSet Research Systems Inc.      501,155
  27,100   Jack Henry & Associates, Inc.      471,269
-----------------------------------------------------
                                              972,424

COMPUTER HARDWARE 1.3%
  27,900   Hewlett-Packard Company            540,144

DATA PROCESSING & OUTSOURCED SERVICES 2.7%
  26,400   Electronic Data Systems
           Corporation                        533,280
  19,300   StarTek, Inc.                      617,600
-----------------------------------------------------
                                            1,150,880

ELECTRONIC EQUIPMENT MANUFACTURERS 1.5%
  41,900   PerkinElmer, Inc.                  641,489

SEMICONDUCTOR EQUIPMENT 2.5%
  17,500   Applied Materials, Inc.(a)         317,275
   5,000   Cabot Microelectronics
           Corporation(a)                     278,150
  28,300   Helix Technology Corporation       463,271
-----------------------------------------------------
                                            1,058,696

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

SEMICONDUCTORS 1.3%
  19,700   Intel Corporation              $   542,144
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                4,905,777

LEISURE AND CONSUMER STAPLES 8.0%
CASINOS & GAMING 1.0%
  10,900   Mandalay Resort Group              431,749

FOOD DISTRIBUTORS 1.5%
  42,200   Nash Finch Company                 654,100

FOOD RETAIL 1.0%
  17,100   SUPERVALU INC.                     408,006

HOTELS, RESORTS & CRUISE LINES 2.4%
  19,300   Royal Caribbean Cruises
           Ltd.(f)                            542,523
  14,200   Starwood Hotels & Resorts
           Worldwide, Inc.                    494,160
-----------------------------------------------------
                                            1,036,683

LEISURE PRODUCTS 1.1%
  33,700   Callaway Golf Company              480,899

PUBLISHING 1.0%
   9,500   Dow Jones & Company, Inc.          449,825
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          3,461,262

MATERIALS 5.8%
ALUMINUM 0.7%
  11,500   Alcoa Inc.                         300,840

COMMODITY CHEMICALS 0.9%
  13,700   Lyondell Chemical Company          175,086
  21,200   Methanex Corporation(f)            198,432
-----------------------------------------------------
                                              373,518

FERTILIZERS & AGRICULTURAL
CHEMICALS 0.6%
  10,200   Monsanto Company                   244,188

PAPER PRODUCTS 3.0%
  19,200   Aracruz Celulose S.A. -- ADR       524,160
  19,700   Georgia-Pacific Corp.              477,528
  11,900   MeadWestvaco Corporation           303,450
-----------------------------------------------------
                                            1,305,138

SPECIALTY CHEMICALS 0.6%
  21,600   RPM International, Inc.            282,096
-----------------------------------------------------
TOTAL MATERIALS                             2,505,780

TELECOMMUNICATION & UTILITIES 5.2%
ELECTRIC UTILITIES 1.9%
  13,100   Alliant Energy Corporation         288,200
   9,500   Great Plains Energy
           Incorporated                       288,040
   9,100   IDACORP, Inc.                      232,050
-----------------------------------------------------
                                              808,290

GAS UTILITIES 0.9%
   6,900   Atmos Energy Corporation           165,186
   5,700   Peoples Energy Corporation         235,866
-----------------------------------------------------
                                              401,052

 SCHEDULE OF INVESTMENTS

 September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES 1.9%
   8,500   ALLTEL Corporation             $   415,565
   6,300   SBC Communications Inc.            140,175
  16,600   Sprint Corporation                 250,660
-----------------------------------------------------
                                              806,400

MULTI-UTILITIES & UNREGULATED POWER 0.5%
  10,300   Energy East Corporation            231,029
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES         2,246,771
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $31,981,856)              35,792,830

PREFERRED STOCKS 4.9%
  12,200   Ambac Financial Group, Inc.,
           7.000%, 10-17-51                   324,642
   6,600   Bank One Capital Corporation,
           8.000%, 1-30-31                    182,160
  25,700   Goodrich Corporation, 8.300%,
           9-30-25                            656,378
  16,000   MBNA Corporation, 7.500%,
           Series A                           405,600
  71,800   Sprint Corporation                 547,834
-----------------------------------------------------
TOTAL PREFERRED STOCKS
           (COST $2,170,584)                2,116,614

CONVERTIBLE PREFERRED STOCKS 6.1%
  16,200   Ameren Corporation, 9.750%,
           5-15-05                            451,170
  16,300   CenturyTel, Inc., 6.875%,
           5-15-05                            451,510
   4,200   Chesapeake Energy
           Corporation, 6.750%, 12-31-49      317,730
   5,700   Emmis Communications
           Corporation, 6.250%,
           12-31-49, Series A                 250,800
   4,300   KeySpan Corporation, 8.750%,
           5-16-05                            224,890
  10,500   Sempra Energy, 8.500%,
           5-17-05                            289,800
  15,700   Toy "R" Us, Inc., 6.250%,
           8-16-05                            617,010
-----------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
           (COST $2,401,463)                2,602,910

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

CONVERTIBLE CORPORATE BONDS 4.3%
$100,000   Amerisource Health
           Corporation, 5.000%, 12-1-07   $   117,875
 500,000   Echostar Communications
           Corporation, 4.875%, 1-01-07       509,375
 600,000   International Rectifier
           Corporation, 4.250%, 7-15-07       571,500
 230,000   Providian Financial
           Corporation, 3.250%, 8-15-05       215,050
 425,000   The Walt Disney Company,
           2.125%, 4-15-23                    434,031
-----------------------------------------------------
TOTAL CONVERTIBLE CORPORATE BONDS
           (COST $1,883,929)                1,847,831

SHORT-TERM INVESTMENT 1.7%
 709,220   American Family Demand Note,
           0.741%(#)                          709,220
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $709,220)                    709,220
-----------------------------------------------------
TOTAL INVESTMENTS 100.1%
           (COST $39,147,052)              43,069,405
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.1%)          (13,848)
-----------------------------------------------------
NET ASSETS 100.0%                         $43,055,557
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

(#) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR -- American Depositary Receipt

(f) Foreign security

Dates shown on each security are due dates of the obligation.

Management Overview

ICON LONG/SHORT FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Long/Short Fund, Class I appreciated 20.00% for the fiscal year ended September 30, 2003, compared to a 24.69% return for its benchmark, the S&P 1500 Index. The Fund's Class C shares also appreciated, having risen 12.35% since their October 17, 2002 inception, while the Index returned 18.86% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST YEAR?

The market experienced two distinct themes during the reporting period. The first, a speculative eight-week surge off the market low of early October 2002, featured lower-quality companies that were inconsistent with the Fund's investment methodology. Accordingly, the Fund was not positioned to capture what appeared to be unsustainable gains. A pullback between December 2002 and early-March 2003 confirmed these assumptions as industry leadership proved both intermittent and fear-based.

     Amid the market bottom of mid-March, geopolitical concerns inexplicably transformed into cautious optimism. In the absence of a triggering event, a second theme emerged as a broad market rally ensued. This time, however, the extended advance was driven by higher-quality companies and emphasized economically sensitive sectors such as Information Technology, Consumer Discretionary, and Financials. Against this backdrop, value was widespread within the market, reaching record highs by our calculations during the fall 2002 and spring 2003 periods. While the Fund emphasized economically sensitive sectors that were demonstrating both value and relative strength, shifts in market themes were sudden and swift. Consequently, a broad positioning was maintained in an attempt to capture leadership wherever it emerged. For these reasons, the Fund found few opportunities to short positions during the period. Because our shorting strategy emphasizes industries that possess neither value nor relative strength, current market conditions did not favor extensive short allocations. Although the Fund held on average approximately 4% of invested assets in short positions, by period-end the actual short weighting had declined to less than 1%. The Fund is not market neutral; the proportion of long and short positions in the Fund depends on the availability of underpriced and overpriced industries and our evaluation of market conditions.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Although positioned for an anticipated broad rally at its October 2002 inception, the Fund was adjusted slightly following the October 9 market low to boost its exposure to economically sensitive sectors. January 2003 saw a more significant shift as Energy and Healthcare were substantially reduced while Information Technology and Consumer Discretionary were more heavily weighted.

     By March 2003, leadership had further concentrated as relative strength emerged across an increasing number of cyclical industries, including asset management & custody banks, consumer finance, investment banking & brokerage, Internet software & services, hotels, resorts & cruise lines, and specialty stores. These rotations proved advantageous for the Fund as cyclical stocks rallied on post-war optimism and a brighter economic outlook.

     With the resurgence in cyclical stocks following the mid-March market bottom, several industries within the Financials and Information Technology sectors became richly valued and were reduced. Proceeds were then redirected to the Industrials sector, which featured discounted valuations and newfound strength. In contrast, Energy lagged in its move back toward fair value and was removed from the Fund. Healthcare also encountered difficulties, yet maintained a moderate weighting centered on the increasingly attractive managed healthcare industry.

     Stocks that made measurable contributions to Fund performance over the period included Internet messaging services provider J2 Global Communications Inc. A strong balance sheet and expanding profit margins bolstered this undervalued company. Meanwhile, United Online Inc, a low-cost Internet service provider, demonstrated similar characteristics, while recently turning profitable.

     Among the Fund's performance laggards, Web security firm Internet Security Systems Inc. tumbled after missing Wall Street revenue estimates. Weakness in corporate technology spending pressured networking systems manufacturer Black Box Corp. and the stocks were subsequently removed from the Fund.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

Valuation readings indicate an ongoing and sizable gap between stock prices and fair value. Assuming this gap continues to close, leadership may likely come from the underpriced Consumer Discretionary and Industrials sectors.

     As for the Fund's short positions, our system has identified few short-selling candidates; the exception being several richly valued industries within the Financials and Information Technology sectors. However, should current market conditions persist, opportunities could become more plentiful.

[SIDENOTE]
PORTFOLIO PROFILE
September 30, 2003
Equities                                                                   92.7%

Top 10 Equity Holdings                                                     17.2%

Number of Stocks                                                              80

Cash Equivalents                                                            7.4%
Percentages are based upon net assets.

[SIDENOTE]
TOP 10 EQUITY HOLDINGS
September 30, 2003
j2 Global Communications, Inc.                                              2.0%

International Rectifier Corporation                                         1.9%

J.P. Morgan Chase & Co.                                                     1.9%

Swift Transportation Co., Inc.                                              1.7%

Thor Industries, Inc.                                                       1.7%

Silicon Laboratories Inc.                                                   1.6%

Capital One Financial Corporation                                           1.6%

Harman International Industries, Incorporated                               1.6%

Humana Inc.                                                                 1.6%

Williams-Sonoma, Inc.                                                       1.6%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
September 30, 2003
--------------------------------------------------------------------------------

Consumer Discretionary                                             22.1%
Industrials                                                        16.9%
Financial                                                          14.1%
Information Technology                                             13.6%
Health Care                                                        10.2%
Leisure and Consumer Staples                                        9.0%
Materials                                                           5.8%
Telecommunication & Utilities                                       1.0%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2003
--------------------------------------------------------------------------------


                                            INCEPTION     ONE      FIVE        SINCE
                                              DATE        YEAR     YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class I                  10/1/02     20.00%     N/A       20.00%
------------------------------------------------------------------------------------------
S&P 1500 Index                                              24.69%     N/A       24.69%
------------------------------------------------------------------------------------------
ICON Long/Short Fund-Class C                   10/17/02        N/A     N/A       12.35%
------------------------------------------------------------------------------------------
S&P 1500 Index                                                 N/A     N/A       18.86%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through September 30, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ICON LONG/SHORT FUND - CLASS I            S&P 1500 INDEX
                                                                ------------------------------            --------------
10/1/02                                                                    10000                              10000
12/31/02                                                                    9760                              10811
3/31/03                                                                     8880                              10450
6/30/03                                                                    11039                              12093
9/30/03                                                                    12000                              12469

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would lower returns.

Schedule of Investments

ICON LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 92.7%

CONSUMER DISCRETIONARY 22.1%
APPAREL RETAIL 2.4%
   4,900   Christopher & Banks
           Corporation                    $   116,914
   6,000   Pacific Sunwear of
           California, Inc.(a)                123,960
-----------------------------------------------------
                                              240,874

AUTOMOBILE MANUFACTURERS 3.7%
   5,100   Monaco Coach Corporation(a)         84,405
   3,100   Thor Industries, Inc.              167,462
   2,700   Winnebago Industries, Inc.         120,366
-----------------------------------------------------
                                              372,233

COMPUTER & ELECTRONICS RETAIL 1.4%
   3,000   Best Buy Co., Inc.(a)              142,560

CONSUMER ELECTRONICS 1.6%
   1,600   Harman International
           Industries, Incorporated           157,360

DEPARTMENT STORES 0.9%
   2,200   The Neiman Marcus Group,
           Inc.(a)                             91,740

GENERAL MERCHANDISE STORES 3.3%
   3,100   99 Cents Only Stores(a)            100,254
   3,600   Dollar Tree Stores, Inc.(a)        120,780
   2,700   Family Dollar Stores, Inc.         107,703
-----------------------------------------------------
                                              328,737

INTERNET RETAIL 1.2%
   2,200   eBay Inc.(a)                       117,700

SPECIALTY STORES 7.6%
   3,300   Barnes & Noble, Inc.(a)             83,853
   3,200   Michaels Stores, Inc.              130,432
   5,700   PETsMART, Inc.                     129,732
   4,500   The Sports Authority, Inc.(a)      141,570
   3,400   Tractor Supply Company(a)          111,554
   5,800   Williams-Sonoma, Inc.(a)           156,484
-----------------------------------------------------
                                              753,625
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                2,204,829

FINANCIAL 14.1%
ASSET MANAGEMENT & CUSTODY BANKS 1.2%
   1,300   The Bank of New York Company,
           Inc.                                37,843
   2,700   Mellon Financial Corporation        81,378
-----------------------------------------------------
                                              119,221

CONSUMER FINANCE 5.0%
   2,800   Capital One Financial
           Corporation                        159,712
   4,800   First Cash Financial
           Services, Inc.(a)                   96,144
   5,600   MBNA Corporation                   127,680
  10,200   Providian Financial
           Corporation(a)                     120,258
-----------------------------------------------------
                                              503,794

DIVERSIFIED BANKS 0.8%
   2,500   FleetBoston Financial
           Corporation                         75,375

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

DIVERSIFIED CAPITAL MARKETS 1.9%
   5,600   J.P. Morgan Chase & Co.        $   192,248

INVESTMENT BANKING & BROKERAGE 2.1%
   2,800   A.G. Edwards, Inc.                 107,548
   2,100   Morgan Stanley                     105,966
-----------------------------------------------------
                                              213,514

LIFE & HEALTH INSURANCE 0.9%
   7,500   UICI(a)                             94,050

OTHER DIVERSIFIED FINANCIAL
SERVICES 1.3%
   2,800   Citigroup Inc.                     127,428

THRIFTS & MORTGAGE FINANCE 0.9%
   2,800   New York Community Bancorp,
           Inc.                                88,228
-----------------------------------------------------
TOTAL FINANCIAL                             1,413,858

HEALTH CARE 10.2%
HEALTH CARE FACILITIES 4.3%
   6,600   Health Management Associates,
           Inc.                               143,946
  10,400   Province Healthcare
           Company(a)                         134,680
   5,500   United Surgical Partners
           International, Inc.(a)             155,650
-----------------------------------------------------
                                              434,276

MANAGED HEALTH CARE 5.9%
   1,200   Anthem, Inc.(a)                     85,596
   2,400   Coventry Health Care, Inc.(a)      126,576
   3,300   Health Net Inc.(a)                 104,511
   8,700   Humana Inc.(a)                     157,035
   2,200   PacifiCare Health Systems,
           Inc.(a)                            107,360
-----------------------------------------------------
                                              581,078
-----------------------------------------------------
TOTAL HEALTH CARE                           1,015,354

INDUSTRIALS 16.9%
AIRLINES 3.5%
   8,200   ExpressJet Holdings, Inc.(a)       113,160
   2,200   JetBlue Airways
           Corporation(a)                     133,936
   6,200   SkyWest, Inc.                      107,384
-----------------------------------------------------
                                              354,480

CONSTRUCTION & ENGINEERING 3.4%
   2,800   Fluor Corporation                  104,524
   5,900   Insituform Technologies,
           Inc.(a)                            104,784
   6,800   URS Corporation(a)                 131,920
-----------------------------------------------------
                                              341,228

DIVERSIFIED COMMERCIAL SERVICES 4.2%
   3,000   Career Education
           Corporation(a)                     135,900
   2,400   Corinthian Colleges, Inc.(a)       137,184
   2,200   University of Phoenix
           Online(a)                          146,674
-----------------------------------------------------
                                              419,758

EMPLOYMENT SERVICES 3.4%
   6,500   Gevity HR, Inc.                     95,420
  13,100   Labor Ready, Inc.(a)               131,655
  15,900   Spherion Corporation(a)            110,664
-----------------------------------------------------
                                              337,739

 SCHEDULE OF INVESTMENTS

 September 30, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
TRUCKING 2.4%
   7,500   Swift Transportation Co.,
           Inc.(a)                        $   170,175
   3,100   Werner Enterprises, Inc.            71,021
-----------------------------------------------------
                                              241,196
-----------------------------------------------------
TOTAL INDUSTRIALS                           1,694,401

INFORMATION TECHNOLOGY 13.6%
APPLICATION SOFTWARE 1.8%
   4,100   Magma Design Automation,
           Inc.(a)                             80,442
   5,800   Mentor Graphics
           Corporation(a)                     101,674
-----------------------------------------------------
                                              182,116

COMMUNICATIONS EQUIPMENT 1.6%
   2,900   InterDigital Communications
           Corporation(a)                      43,500
   3,700   UTStarcom, Inc.(a)                 117,660
-----------------------------------------------------
                                              161,160

INTERNET SOFTWARE & SERVICES 5.7%
   6,500   FindWhat.com(a)                    112,385
   5,200   j2 Global Communications,
           Inc.(a)                            196,716
   3,600   Sohu.com Inc.(a)                   112,140
   4,300   United Online, Inc.(a)             149,597
-----------------------------------------------------
                                              570,838
SEMICONDUCTORS 4.5%
   5,200   International Rectifier
           Corporation(a)                     194,688
   5,400   NVIDIA Corporation(a)               85,919
   3,600   Silicon Laboratories Inc.(a)       161,784
-----------------------------------------------------
                                              442,391
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                1,356,505
LEISURE AND CONSUMER STAPLES 9.0%
FOOD RETAIL 1.1%
   4,400   SUPERVALU INC                      104,984
HOTELS, RESORTS & CRUISE LINES 4.4%
   2,700   Carnival Corporation(f)             88,803
   2,900   Marriott International, Inc.       124,787
   3,600   Royal Caribbean Cruises
           Ltd.(f)                            101,196
   3,700   Starwood Hotels & Resorts
           Worldwide, Inc.                    128,760
-----------------------------------------------------
                                              443,546

MOVIES & ENTERTAINMENT 1.9%
   2,800   Fox Entertainment Group,
           Inc.(a)                             78,372
   5,500   The Walt Disney Company            110,935
-----------------------------------------------------
                                              189,307

RESTAURANTS 1.6%
   2,200   CEC Entertainment Inc.(a)           86,240
   5,300   The Steak n Shake Company(a)        78,970
-----------------------------------------------------
                                              165,210
-----------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES            903,047

MATERIALS 5.8%
ALUMINUM 0.8%
   3,100   Alcoa Inc.                          81,096

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

METAL & GLASS CONTAINERS 1.1%
  16,300   Crown Holdings, Inc.(a)        $   110,025

PAPER PACKAGING 0.7%
   1,600   Sealed Air Corporation(a)           75,568

STEEL 3.2%
  13,900   Allegheny Technologies, Inc.        91,045
   5,300   Carpenter Technology
           Corporation                        113,632
   8,400   NN, Inc.                           108,024
-----------------------------------------------------
                                              312,701
-----------------------------------------------------
TOTAL MATERIALS                               579,390

TELECOMMUNICATION & UTILITIES 1.0%
WIRELESS TELECOMMUNICATION SERVICES 1.0%
   1,600   AO VimpelCom(a) -- ADR              97,376
-----------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES            97,376
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $7,712,111)                9,264,760

SHORT-TERM INVESTMENTS 7.4%
U.S. GOVERNMENT OBLIGATIONS 3.6%
$251,000   FHLB Discount Note, 0.895%,
           12-30-03                           250,379
 112,000   U.S. Treasury Bill, 0.796%,
           12-11-03(b)                        111,805
-----------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
           (COST $362,274)                    362,184

VARIABLE RATE DEMAND NOTE 3.8%
 375,391   American Family Demand Note,
           0.741%(#)                          375,391
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE
           (COST $375,391)                    375,391
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $737,665)                    737,575
-----------------------------------------------------
TOTAL INVESTMENTS 100.1%
           (COST $8,449,776)               10,002,335
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.1%)           (7,678)
-----------------------------------------------------
NET ASSETS 100.0%                         $ 9,994,657
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

(b) Security is pledged with broker as collateral for investment securities sold short

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2003.

ADR  -- American Depositary Receipt

f    Foreign security

ICON LONG/SHORT FUND

--------------------------------------------------------------------------------
SCHEDULE OF SHORT SECURITIES
September 30, 2003
--------------------------------------------------------------------------------


SHORT SECURITIES                                         SHARES OR PRINCIPAL AMOUNT   MARKET VALUE
--------------------------------------------------------------------------------------------------
Colgate-Palmolive Company                                          1,400                $78,246
--------------------------------------------------------------------------------------------------
TOTAL SHORT SECURITIES (PROCEEDS OF $72,802)                       1,400                $78,246

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

                                                              --------------   --------------   --------------
SEPTEMBER 30, 2003                                                 ICON             ICON             ICON
                                                               COVERED CALL    EQUITY INCOME      LONG/SHORT
                                                                   FUND             FUND             FUND
                                                               ------------    --------------   --------------
ASSETS
  Investments, at cost                                         $18,774,883      $39,147,052      $ 8,449,776
                                                              --------------   --------------   --------------
  Investments, at value                                         21,301,740       43,069,405       10,002,335
  Cash                                                                   -                -              116
  Receivables:
    Fund shares sold                                                53,026          251,576           71,542
    Investments sold                                                29,301                -                -
    Interest                                                            67           19,343               80
    Dividends                                                        5,315           55,601            3,809
    Deposits for short sales                                             -                -           48,536
    Expense reimbursements by Adviser                               19,171           16,533           16,695
  Other assets                                                       1,396            2,472              659
                                                              --------------   --------------   --------------
  Total Assets                                                  21,410,016       43,414,930       10,143,772
                                                              --------------   --------------   --------------

LIABILITIES
  Options written, at value (premiums received of $241,662,
    $0 and $0, respectively)                                       170,747                -                -
  Common stocks sold short, at value (proceeds of $0, $0 and
    $72,802, respectively)                                               -                -           78,246
  Payables:
    Due to custodian bank                                                -            2,222                -
    Fund shares redeemed                                            30,106           53,287           16,832
    Advisory fees                                                   13,313           26,867            6,972
    Accrued distribution fees                                        4,524            9,318            2,212
    Fund accounting, custodial and transfer agent fees               8,915           10,541            7,627
    Administration fees                                                888            1,790              411
    Distributions due to shareholders                                    -          183,619                -
  Accrued expenses                                                  52,576           71,729           36,815
                                                              --------------   --------------   --------------
  Total Liabilities                                                281,069          359,373          149,115
                                                              --------------   --------------   --------------
NET ASSETS - ALL SHARE CLASSES                                 $21,128,947      $43,055,557      $ 9,994,657
                                                              ==============   ==============   ==============
NET ASSETS - CLASS I                                           $20,980,984      $42,474,380      $ 9,725,838
                                                              ==============   ==============   ==============
NET ASSETS - CLASS C                                           $   147,963      $   581,177      $   268,819
                                                              ==============   ==============   ==============
  Shares outstanding (unlimited shares authorized, no par
    value)
    Class I                                                      1,692,216        3,474,395          810,315
    Class C                                                         12,014           47,601           22,544
  Net asset value (offering price and redemption price per
    share)
    Class I                                                    $     12.40      $     12.22      $     12.00
    Class C                                                    $     12.32      $     12.21      $     11.92

The accompanying notes are an integral part of the financial statements.

Statements of Operations

                                                              --------------   --------------   --------------
FOR THE YEAR ENDED SEPTEMBER 30, 2003                              ICON             ICON             ICON
                                                               COVERED CALL    EQUITY INCOME      LONG/SHORT
                                                                   FUND             FUND             FUND
                                                              --------------   --------------   --------------
INVESTMENT INCOME
  Interest                                                      $    8,802       $   66,994       $    5,754
  Dividends                                                        107,670          859,107           58,708
                                                              --------------   --------------   --------------
  Total Investment Income                                          116,472          926,101           64,462
                                                              --------------   --------------   --------------

EXPENSES
  Advisory fees                                                    108,512          190,412           60,488
  Distribution fees:
    Class I                                                         36,487           63,516           17,511
    Class C                                                            434            3,178            1,796
  Fund accounting, custodial and transfer agent fees                51,706           51,434           47,120
  Administration fees                                                6,635           11,636            3,248
  Audit fees                                                        17,273           30,267            8,460
  Registration fees                                                 26,960           27,820           26,336
  Legal fees                                                         1,470            2,528           19,165
  Insurance expense                                                    126              223               60
  Trustee fees and expenses                                            874            1,466              433
  Shareholder reports                                               12,883           20,451            6,618
  Interest expense                                                     368               42            2,291
  Other expenses                                                    36,785           36,942           27,599
                                                              --------------   --------------   --------------
  Total expenses before expense reimbursement and dividends
    on short positions                                             300,513          439,915          221,125
  Expense reimbursement by Adviser                                 (90,063)         (69,536)        (109,309)
  Dividends on short positions                                           -                -            1,154
                                                              --------------   --------------   --------------
  Net Expenses                                                     210,450          370,379          112,970
                                                              --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                                       (93,978)         555,722          (48,508)
                                                              --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                                      1,447,182          444,788         (149,305)
    Written options                                               (933,240)          46,224                -
    Securities sold short                                                -                -          (23,584)
                                                              --------------   --------------   --------------
  Total net realized gain/(loss)                                   513,942          491,012         (172,889)
                                                              --------------   --------------   --------------
  Change in net unrealized appreciation/(depreciation) on
    securities, written options and securities sold short        2,597,772        3,922,353        1,547,115
                                                              --------------   --------------   --------------
  Net realized and unrealized gain on investments                3,111,714        4,413,365        1,374,226
                                                              --------------   --------------   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $3,017,736       $4,969,087       $1,325,718
                                                              ==============   ==============   ==============

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                              ------------------   ------------------   ------------------
                                                                     ICON                 ICON                 ICON
                                                              COVERED CALL FUND    EQUITY INCOME FUND    LONG/SHORT FUND
                                                              ------------------   ------------------   ------------------
                                                                 For the year         For the year         For the year
                                                               October 1, 2002*     October 1, 2002*     October 1, 2002*
                                                                (inception) to       (inception) to       (inception) to
                                                              September 30, 2003   September 30, 2003   September 30, 2003
                                                              ------------------   ------------------   ------------------
OPERATIONS
  Net investment income/(loss)                                   $   (93,978)         $   555,722          $   (48,508)
  Net realized gain/(loss) from investment transactions,
    written options and securities sold short                        513,942              491,012             (172,889)
  Change in unrealized appreciation/(depreciation) on
    securities, written options and securities sold short          2,597,772            3,922,353            1,547,115
                                                              ------------------   ------------------   ------------------
  Net increase in net assets resulting from operations             3,017,736            4,969,087            1,325,718
                                                              ------------------   ------------------   ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                    -             (555,767)                   -
                                                              ------------------   ------------------   ------------------
  Net decrease from dividends and distributions                            -             (555,767)                   -
                                                              ------------------   ------------------   ------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                       21,535,397           44,637,115           10,958,821
    Class C                                                          177,231              637,549              436,593
  Reinvested dividends and distributions
    Class I                                                                -              528,515                    -
    Class C                                                                -                4,458                    -
  Shares repurchased
    Class I                                                       (3,564,680)          (7,026,892)          (2,533,670)
    Class C                                                          (36,737)            (138,508)            (192,805)
                                                              ------------------   ------------------   ------------------
  Net increase from fund share transactions                       18,111,211           38,642,237            8,668,939
                                                              ------------------   ------------------   ------------------
  Total net increase in net assets                                21,128,947           43,055,557            9,994,657
NET ASSETS
  Beginning of period                                                      -                    -                    -
                                                              ------------------   ------------------   ------------------
  End of period                                                  $21,128,947          $43,055,557          $ 9,994,657
                                                              ------------------   ------------------   ------------------
NET ASSETS CONSIST OF
  Paid-in capital                                                $18,111,211          $38,642,237          $ 8,620,431
  Accumulated undistributed net investment income (loss)                   -               14,605                    -
  Accumulated undistributed net realized gain/(loss) from
    investments                                                      419,964              476,362             (172,889)
  Unrealized appreciation on securities, written options and
    securities sold short                                          2,597,772            3,922,353            1,547,115
                                                              ------------------   ------------------   ------------------
  Net Assets                                                     $21,128,947          $43,055,557          $ 9,994,657
                                                              ==================   ==================   ==================
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                        2,020,657            4,069,794            1,055,319
    Class C                                                           15,317               60,013               42,776
  Reinvested dividends and distributions
    Class I                                                                -               47,549                    -
    Class C                                                                -                  405                    -
  Shares repurchased
    Class I                                                         (328,441)            (642,948)            (245,004)
    Class C                                                           (3,303)             (12,817)             (20,232)
                                                              ------------------   ------------------   ------------------
  Net increase                                                     1,704,230            3,521,996              832,859
                                                              ------------------   ------------------   ------------------
  Shares outstanding beginning of period                                   -                    -                    -
                                                              ------------------   ------------------   ------------------
  Shares outstanding end of period                                 1,704,230            3,521,996              832,859
                                                              ==================   ==================   ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding short-term securities and written options)
  Purchase of securities (including short sale transactions)     $45,565,265          $47,049,615          $19,387,249
  Proceeds from sales of securities (including short sale
    transactions)                                                 28,417,692            9,058,288           11,575,765

* The offering of Class I shares of the Funds commenced on October 1, 2002 and Class C shares on November 21, 2002, November 8, 2002 and October 17, 2002, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                              ---------------------------------------   ---------------------------------------
                                      ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND
                              ---------------------------------------   ---------------------------------------
                                   Class I              Class C              Class I              Class C
                                 For the year        For the period        For the year        For the period
                               October 1, 2002     November 21, 2002     October 1, 2002      November 8, 2002
                                (inception) to       (inception) to       (inception) to       (inception) to
                              September 30, 2003   September 30, 2003   September 30, 2003   September 30, 2003
                              ------------------   ------------------   ------------------   ------------------

Net asset value, beginning
of period                          $ 10.00              $ 10.75              $ 10.00               $10.63
                              ------------------   ------------------   ------------------   ------------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment
    income/(loss)(x)                 (0.07)               (0.17)                0.25                 0.16
  Net realized and
    unrealized gains on
    investments                       2.47                 1.74                 2.20                 1.59
                              ------------------   ------------------   ------------------   ------------------
Total from investment
  operations                          2.40                 1.57                 2.45                 1.75
                              ------------------   ------------------   ------------------   ------------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net
    investment income                 0.00                 0.00                (0.23)               (0.17)
                              ------------------   ------------------   ------------------   ------------------
Total distributions                   0.00                 0.00                (0.23)               (0.17)
                              ------------------   ------------------   ------------------   ------------------

Net asset value, end of
  period                           $ 12.40              $ 12.32              $ 12.22               $12.21
                              ==================   ==================   ==================   ==================

Total return                         24.00%               14.60%(b)            24.72%               16.63%(b)

Net assets, end of period
  (in thousands)                   $20,981              $   148              $42,474               $  581
Average net assets for the
  period (in thousands)            $14,544              $    50              $25,288               $  348
Ratio of expenses to average
  net assets*
  Before expense waiver               2.07%                2.83%                1.72%                2.48%
  After expense waiver                1.45%                2.20%                1.45%                2.20%
Ratio of net investment
  income/(loss) to average
  net assets*
  Before expense waiver              (1.27)%              (2.13)%               1.93%                1.10%
  After expense waiver               (0.65)%              (1.50)%               2.20%                1.38%
Portfolio turnover rate             184.24%(a)           184.24%(a)            35.17%(a)            35.17%(a)

                              ---------------------------------------
                                       ICON LONG/SHORT FUND
                              ---------------------------------------
                                   Class I              Class C
                                 For the year        For the period
                               October 1, 2002      October 17, 2002
                                (inception) to       (inception) to
                              September 30, 2003   September 30, 2003
                              ------------------   ------------------
Net asset value, beginning
of period                          $ 10.00              $ 10.61
                              ------------------   ------------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment
    income/(loss)(x)                 (0.07)               (0.15)
  Net realized and
    unrealized gains on
    investments                       2.07                 1.46
                              ------------------   ------------------
Total from investment
  operations                          2.00                 1.31
                              ------------------   ------------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net
    investment income                 0.00                 0.00
                              ------------------   ------------------
Total distributions                   0.00                 0.00
                              ------------------   ------------------
Net asset value, end of
  period                           $ 12.00              $ 11.92
                              ==================   ==================
Total return                         20.00%               12.35%(b)
Net assets, end of period
  (in thousands)                   $ 9,726              $   269
Average net assets for the
  period (in thousands)            $ 6,997              $   186
Ratio of expenses to average
  net assets*
  Before expense waiver               3.09%                3.84%
  After expense waiver                1.55%                2.30%
Ratio of net investment
  income/(loss) to average
  net assets*
  Before expense waiver              (2.20)%              (2.99)%
  After expense waiver               (0.66)%              (1.45)%
Portfolio turnover rate             162.25%(a)           162.25%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the year October 1, 2002 (Fund inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

Notes to Financial Statements

SEPTEMBER 30, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Funds commenced operations on October 1, 2002 and offer two classes of shares. There are currently 15 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

     The Funds may have elements of risk, including the risk of loss of principal. Additionally, call options involve certain risks and are not suitable for all investors. There are risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security or by a pricing service approved by the Trust's Board of Trustees. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. The market value of individual securities held by the Funds is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's Board. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     No repurchases agreements were purchased or sold by the Fund during the year ended September 30, 2003.

Options Transactions.

Each Fund may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

     Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/ distribution date. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.

     Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.

Meridian Investment Management Corporation ("Meridian") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. Meridian receives a monthly management fee that is computed daily at an annual rate of 0.75% of average daily net assets on the Covered Call and Equity Income Funds and 0.85% on the Long/Short Fund. For the year ended
September 30, 2003, Meridian contractually agreed to limit its investment advisory fee and/or reimburse the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 2.20% for Class C and 1.45% for Class I for the ICON Covered Call Fund and the ICON Equity Income Fund and 2.30% for Class C and 1.55% for Class I for the ICON Long/Short Fund. To the extent Meridian reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the year or period ended September 30, 2003, Meridian reimbursed/ absorbed $89,744 on the Class I shares and $319 on the Class C shares for the ICON Covered Call Fund, $68,745 on the Class I shares and $791 on the Class C shares for the ICON Equity Income Fund, and $106,558 on the Class I shares and $2,751 on the Class C shares for the ICON Long/Short Fund, respectively. These expenses are subject to recovery by Meridian based on a rolling three-year period.

Transfer Agent, Custody and Accounting Fees.

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. For these services the Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the first $500 million of average daily net assets, 0.06% on the next $ 1 billion of average daily net assets, and 0.05% on the average daily net assets in excess of $1.5 billion. The Funds pay a minimum fee for fund accounting of $39,000 (on each Fund) on the first $100 million of average net assets, 0.025% on the next $200 million of average daily net assets and 0.0125% on the daily average net assets in excess of $300 million. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Administrative Services.

The Trust has entered into an administrative services agreement with Meridian. This agreement provided for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million for the period October 1, 2002 to August 31, 2003 and 0.05% on average daily net assets up to $1.5 billion and 0.045% on the average daily net assets in excess of $1.5 billion for the period beginning on September 1, 2003.

Distribution Fees.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the year or period ended September 30, 2003 the total amounts paid or payable to MCC pursuant to the 12b-1 Plan were $36,487 on the Class I shares and $434 on the Class C shares of the Covered Call Fund, $63,516 on the Class I shares and $3,178 on the Class C shares of the Equity Income Fund and $17,511 on the Class I shares and $1,796 on the Class C shares of the Long/ Short Fund.

Related parties.

Certain  officers  and  directors  of  Meridian  and MCC are also  officers  and
trustees  of  the  Funds;   however,  such  officers  and  trustees  receive  no
compensation from the Funds.

3. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the period ended September 30, 2003, were as follows:

                            NUMBER OF    PREMIUMS
                            CONTRACTS    RECEIVED
Options outstanding,
  beginning of period              -              -
Options written during
  period                      27,231    $ 2,573,355
Options expired during
  period                      (9,835)      (776,869)
Options closed during
  period                     (11,305)    (1,241,354)
Options exercised during
  period                      (2,757)      (313,470)
                             -------    -----------
Options outstanding, end
  of period                    3,334    $   241,662
                             =======    ===========

     The number of option contracts written and the premiums received by the ICON Equity Income Fund during the period ended September 30, 2003, were as follows:

                             NUMBER OF   PREMIUMS
                             CONTRACTS   RECEIVED
Options outstanding,
  beginning of period             -             -
Options written during
  period                        300      $ 46,224
Options expired during
  period                       (300)      (46,224)
Options closed during
  period                          -             -
Options exercised during
  period                          -             -
                               ----      --------
Options outstanding, end of
  period                          -      $      -
                               ====      ========

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

     The aggregate composition by Fund of unrealized capital appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2003 are as follows:

                           ICON           ICON           ICON
                       COVERED CALL   EQUITY INCOME   LONG/SHORT
                           FUND           FUND           FUND
Federal Tax Cost       $18,971,709     $38,161,196    $8,449,776
Unrealized
  Appreciation         $ 3,213,269     $ 4,918,410    $1,737,072
Unrealized
  Depreciation         $  (812,323)    $(1,010,201)   $ (189,957)
Net Appreciation       $ 2,400,946     $ 3,908,209    $1,547,115

     Accumulated capital losses in the Long/Short Fund represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. This carryover in the amount of $445 will expire on September 30, 2011.

     The Long/Short Fund also incurred "post October" losses during the period from November 1, 2002 through September 30, 2003. These losses of $172,444 will be deferred for tax purposes and recognized in the year ending September 30, 2004.

     The distributions from ordinary income for the Equity Income Fund for the year ended September 30, 2003 were $555,767.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE ICON FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year from October 1, 2002 (commencement of operations) through September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado

November 12, 2003

Board of Trustees and Fund Officers

(unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 52, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception in 1996. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of Meridian Investment Management Corporation ("Meridian"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of Meridian Clearing Corporation ("MCC"), the Funds' Distributor. Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of Meridian Management & Research Corporation ("MM&R"), the parent company of Meridian and MCC.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 53. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present);
General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 54. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott is Senior Vice President -- Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to present). Mr. Scott was previously Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present).

R. MICHAEL SENTEL, 55. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the FDIC with responsibility for the Rocky Mountain Region (1991-1994).

JONATHAN F. ZESCHIN, 50. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin is also a Director of the Wasatch Funds (2002 to present); and a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to present).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 52. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as Meridian's President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of MCC. Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/ Treasurer (1994 to 1998) of MM&R.

ERIK L. JONSON, 54. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Vice President (1998 to present) of Meridian; Chief Financial Officer, Secretary and Director (1996 to present) of MM&R; and Vice President and Treasurer (March 2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) of MCC.

ANDRA C. OZOLS, 42. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Vice President, General Counsel and Secretary (March 2002 to present and January 1998 to October 1998) of Meridian; Vice President and Secretary (March 2002 to present) of MCC and Director (June 2003 to present) of MM&R. Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February 2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

     The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

     Additional information about the Funds' Trustees and Officers is available in the Funds' Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442.

Other Information

(unaudited)

QUALIFYING DIVIDEND INCOME

Of the amount distributed in the fiscal year ended September 30, 2003 for the Equity Income Fund, 67.76% represents qualified dividend income.

PROXY VOTING BY THE FUNDS

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities can be obtained free of charge by calling 1-800-764-0442, or by visiting www.iconfunds.com, or www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities will be available free of charge no later than August 31, 2004 by calling 1-800-764-0442 or by visiting www.iconfunds.com or www.sec.gov.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGOS]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call 1-800-764-0442 or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, share classes, and risks. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                      I-120-SPEC
--------------------------------------------------------------------------------

Item 2.    Code of Ethics.

(a) Code of Ethics. ICON Funds ("Registrant") has adopted a code of ethics ("Code"), as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code is filed as an exhibit to this Form N-CSR.

(b) Amendments. During the period covered by the report, no amendments were made to the provisions of the Code.

(c) Waivers. During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the Code.

(d)  Not applicable.

(e)(1) A copy of the Code is filed as Exhibit EX-99.CODE ETH to this Form N-CSR. Copies of the Code will also be made available free of charge upon request, by writing ICON Funds at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-764-0442.

Item 3. Audit Committee Financial Expert.

ICON Funds Board of Trustees has determined that each member of ICON Funds' Audit Committee is an "audit committee financial expert," as defined in Item 3 to Form N-CSR. The members of the Audit Committee include Glen F. Bergert, Chairman; R. Michael Sentel and Jonathan F. Zeschin, who are all "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Items 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report

(b) There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant's most recently ended second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as EX99.CERT. (b) A certification of the Registrant's Principal Executive Officer and Principal Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, is attached as EX99.906CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICON Funds

By:      /s/ Craig T. Callahan
         --------------------------------------
         Craig T. Callahan
         President and Chief Executive Officer
         (Principal Executive Officer)

Date:  December 1, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Craig T. Callahan
         ---------------------------------------
         Craig T. Callahan
         President and Chief Executive Officer
         (Principal Executive Officer)

Date:  December 1, 2003


By:      /s/ Erik L. Jonson
         ----------------------------------------
         Erik L. Jonson
         Vice President, Chief Financial Officer and Treasurer
         (Principal Financial Officer and Principal Accounting Officer)

Date:  December 1, 2003